UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

April 30, 2014

Columbia Small Cap Value Fund I

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Small Cap Value Fund I

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Small Cap Value Fund I

Performance Overview

Performance Summary

>  Columbia Small Cap Value Fund I (the Fund) Class A shares returned 22.95% excluding sales charges for the 12-month period that ended April 30, 2014.

>  The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 19.61% for the same time period.

>  Security selection, especially in the financial services sector, aided the Fund's performance advantage over its benchmark.

Average Annual Total Returns (%) (for period ended April 30, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	07/25/86
Excluding sales charges		22.95	17.44	8.71
Including sales charges		15.87	16.06	8.07
Class B	11/09/92
Excluding sales charges		22.02	16.56	7.90
Including sales charges		17.02	16.34	7.90
Class C	01/15/96
Excluding sales charges		22.03	16.55	7.90
Including sales charges		21.03	16.55	7.90
Class I*	09/27/10	23.51	17.82	8.89
Class R*	09/27/10	22.65	17.16	8.45
Class R4*	11/08/12	23.26	17.54	8.76
Class R5*	11/08/12	23.44	17.58	8.78
Class Y*	07/15/09	23.50	17.93	8.94
Class Z	07/31/95	23.24	17.73	8.99
Russell 2000 Value Index		19.61	19.13	8.37

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Small Cap Value Fund I

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2004 – April 30, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Small Cap Value Fund I

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2014, the Fund's Class A shares returned 22.95% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 19.61% for the same time period. Security selection that focused on reasonably priced small-cap companies with good earnings growth prospects, solid balance sheets and strong cash flows drove the Fund's performance advantage over its benchmark.

Stocks Climbed Amid Largely Favorable Market Environment

U.S. stocks set new records over the 12 months ended April 30, 2014, supported by evidence of economic recovery that included continued job gains, a pickup in manufacturing and an improving housing market. Stocks pushed past declines last spring when the U.S. Federal Reserve (the Fed) appeared ready to taper its bond buying, last fall during the budget stalemate and government shutdown in Washington and over the winter as harsh weather hit the country. Stocks rebooted each time, first when the Fed's tapering plans were pushed out, later when Congress reached a bipartisan budget agreement and then in February when new Fed chair Janet Yellen indicated that monetary policy was still tied to the economy's progress. Although unrest in the Ukraine and the potential for first-quarter earnings shortfalls kept a lid on returns late in the period, stocks across all market capitalization ranges finished the year with strong gains. Within the Russell 2000 Value Index, the energy, health care, industrials and information technology sectors did especially well, each returning 25% or more.

Higher-Quality Stocks Moved Back Into Favor

The Fund's higher quality bias benefited performance, as the prospect of Fed tapering caused investors to shift away from lower quality issues. A value tilt also helped, as worries over rising interest rates led investors to sell high-priced growth stocks late in the period. Stock selection in the financial services sector (which averaged approximately 35% of assets during the period) was particularly strong. We favored segments that we believed were poised to benefit from improved economic growth and higher interest rates, including banks and insurance companies. Top individual contributors included Glacier Bancorp, a bank holding company with excess capital, whose stock rallied sharply as the company grew its franchise in the Rocky Mountain region, funded strategic acquisitions and generated a high dividend yield. Underweights in the weaker-performing real estate investment trust and business development corporation segments also contributed to the Fund's strong results.

Outperformance from Multiple Sectors

Security selection in materials, health care, industrials and telecommunications services drove most of the rest of the Fund's outperformance. Standouts included U.S. Silica Holdings, a materials company that supplies crush-resistant quartz (or "frac") sand used in oil and gas wells. The company benefited from increased demand for its product. In health care, shares of biopharmaceutical company Questcor Pharmaceuticals rallied, as an attractive valuation and growing sales of its anti-inflammatory drug Acthar drove the stock sharply higher. We took profits and sold U.S. Silica and Questcor before period-end. In industrials, the Fund benefited as its focus on solid businesses providing essential services led to an overweight in the strong-performing aerospace and defense segment. Elsewhere,

Portfolio Management

Jeremy Javidi, CFA

John Barrett, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at April 30, 2014)
Greif, Inc., Class A	1.3
Esterline Technologies Corp.	1.1
Dana Holding Corp.	1.1
Stone Energy Corp.	1.0
Highwoods Properties, Inc.	1.0
IDACORP, Inc.	0.9
Southwest Gas Corp.	0.9
Hancock Holding Co.	0.9
EPL Oil & Gas, Inc.	0.9
Symetra Financial Corp.	0.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Small Cap Value Fund I

Manager Discussion of Fund Performance (continued)

top contributors included Gentherm, a consumer discretionary company that develops and markets thermal technologies for heating and cooling systems. Its share price rose, thanks to more automakers adopting its climate control systems for car seats, a strategic acquisition, and expansion into new markets, including mattresses. Shares of diversified oil-and-gas company Stone Energy also climbed, buoyed by successful deep-water explorations, growing reserves and solid earnings growth.

Relative Disappointment in Information Technology

Stock picks in information technology generated a strong return, but trailed the sector's return in the benchmark. Detractors here included Conversant (formerly ValueClick), an advertising software company whose move to mobile has been bumpy, causing it to lose favor with retail customers. Other individual disappointments were scattered. They included independent exploration-and-production company Forest Oil, whose return was hampered by poor rock quality in a target drilling area; home goods retailer Pier 1 Imports, which saw the tough winter pressure sales; and mining and agricultural tire manufacturer Titan International, whose share price fell as declining commodity prices slowed demand. Conversant and Forest Oil were sold from the portfolio by the end of the reporting period.

Looking Ahead

Barring geopolitical shocks, we believe the U.S. economy seems likely to continue expanding at a slow and steady pace. Going forward, we expect stock selection to be a key component of performance, particularly because there is so little valuation differential between sectors at present. We intend to remain focused on higher quality small-cap stocks with stable or positive earnings growth and attractive or reasonable valuations that we think can perform well over a full economic cycle.

Portfolio Breakdown (%) (at April 30, 2014)
Common Stocks	99.5
Consumer Discretionary	9.8
Consumer Staples	3.2
Energy	8.6
Financials	34.7
Health Care	5.1
Industrials	13.8
Information Technology	11.1
Materials	5.6
Telecommunication Services	0.7
Utilities	6.9
Money Market Funds	0.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Risks include general stock market fluctuations due to business and economic developments. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia Small Cap Value Fund I

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2013 – April 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,064.40	1,018.30	6.71	6.56	1.31
Class B	1,000.00	1,000.00	1,060.40	1,014.58	10.52	10.29	2.06
Class C	1,000.00	1,000.00	1,060.50	1,014.58	10.52	10.29	2.06
Class I	1,000.00	1,000.00	1,066.80	1,020.53	4.41	4.31	0.86
Class R	1,000.00	1,000.00	1,063.20	1,017.06	7.98	7.80	1.56
Class R4	1,000.00	1,000.00	1,065.80	1,019.54	5.43	5.31	1.06
Class R5	1,000.00	1,000.00	1,066.50	1,020.28	4.66	4.56	0.91
Class Y	1,000.00	1,000.00	1,066.60	1,020.53	4.41	4.31	0.86
Class Z	1,000.00	1,000.00	1,065.60	1,019.54	5.43	5.31	1.06

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2014
6

Columbia Small Cap Value Fund I

Portfolio of Investments

April 30, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 99.7%

Issuer	Shares	Value ($)
Consumer Discretionary 9.8%
Auto Components 2.1%
Dana Holding Corp.	671,258	14,210,532
Fuel Systems Solutions, Inc.(a)	270,901	2,839,042
Gentherm, Inc.(a)	179,406	6,521,408
Remy International, Inc.	167,307	4,436,982
Total		28,007,964
Distributors 0.2%
VOXX International Corp.(a)	211,761	2,488,192
Diversified Consumer Services 0.5%
K12, Inc.(a)	147,500	3,492,800
Steiner Leisure Ltd.(a)	17,442	752,971
Universal Technical Institute, Inc.	244,707	2,938,931
Total		7,184,702
Hotels, Restaurants & Leisure 0.5%
Life Time Fitness, Inc.(a)	151,051	7,250,448
Household Durables 0.5%
Cavco Industries, Inc.(a)	50,867	3,965,083
UCP Inc., Class A(a)	253,883	3,592,444
Total		7,557,527
Internet & Catalog Retail 0.2%
PetMed Express, Inc.	168,665	2,207,825
Leisure Products 0.6%
Malibu Boats, Inc., Class A(a)	106,284	2,365,882
Smith & Wesson Holding Corp.(a)	357,580	5,488,853
Total		7,854,735
Multiline Retail 0.3%
Tuesday Morning Corp.(a)	278,692	3,896,114
Specialty Retail 2.5%
Children's Place Retail Stores, Inc. (The)	120,350	5,776,800
Citi Trends, Inc.(a)	232,117	3,943,668
Destination Maternity Corp.	156,200	3,851,892
Finish Line, Inc., Class A (The)	298,147	8,207,987
Haverty Furniture Companies, Inc.	166,277	4,246,715
Pier 1 Imports, Inc.	259,140	4,731,896
Shoe Carnival, Inc.	124,066	2,833,667
Total		33,592,625

Common Stocks (continued)

Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 2.4%
Columbia Sportswear Co.	93,962	8,078,853
Crocs, Inc.(a)	65,830	996,008
Deckers Outdoor Corp.(a)	92,450	7,298,928
G-III Apparel Group Ltd.(a)	83,020	5,958,345
Steven Madden Ltd.(a)	293,340	10,445,837
Total		32,777,971
Total Consumer Discretionary		132,818,103
Consumer Staples 3.2%
Food & Staples Retailing 0.6%
Andersons, Inc. (The)	133,942	8,343,247
Food Products 2.1%
Chiquita Brands International, Inc.(a)	380,977	4,373,616
Darling International, Inc.(a)	542,410	10,853,624
Fresh Del Monte Produce, Inc.	389,530	11,253,522
John B. Sanfilippo & Son, Inc.	89,364	2,059,840
Total		28,540,602
Personal Products 0.5%
Inter Parfums, Inc.	164,992	6,037,057
Total Consumer Staples		42,920,906
Energy 8.6%
Energy Equipment & Services 2.3%
Dawson Geophysical Co.	152,651	4,313,917
Gulf Island Fabrication, Inc.	190,984	3,831,139
Newpark Resources, Inc.(a)	563,579	6,785,491
Tesco Corp.(a)	304,238	6,084,760
TGC Industries, Inc.(a)	215,313	1,089,484
Tidewater, Inc.	191,791	9,767,916
Total		31,872,707
Oil, Gas & Consumable Fuels 6.3%
Alpha Natural Resources, Inc.(a)	789,660	3,395,538
Arch Coal, Inc.	1,156,478	5,296,669
Bill Barrett Corp.(a)	270,310	6,400,941
Comstock Resources, Inc.	356,300	9,905,140
Energy XXI Bermuda Ltd.	53,750	1,286,238
EPL Oil & Gas, Inc.(a)	294,410	11,523,207

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Small Cap Value Fund I

Portfolio of Investments (continued)

April 30, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Goodrich Petroleum Corp.(a)	398,790	10,029,568
Rex Energy Corp.(a)	293,412	6,179,257
Stone Energy Corp.(a)	285,946	14,025,651
VAALCO Energy, Inc.(a)	501,017	4,619,377
Western Refining, Inc.	177,980	7,742,130
World Fuel Services Corp.	94,970	4,324,934
Total		84,728,650
Total Energy		116,601,357
Financials 34.7%
Banks 12.6%
Ameris Bancorp(a)	337,492	7,178,455
BancFirst Corp.	109,175	6,355,077
BankUnited, Inc.	260,439	8,591,883
Banner Corp.	68,968	2,726,995
Bridge Bancorp, Inc.	78,860	1,917,875
Bryn Mawr Bank Corp.	245,108	6,686,546
Capital City Bank Group, Inc.	303,017	4,211,936
Chemical Financial Corp.	264,562	7,426,255
Columbia Banking System, Inc.	283,503	7,036,544
Community Trust Bancorp, Inc.	161,549	5,956,312
First Citizens BancShares Inc., Class A	29,241	6,576,008
First Commonwealth Financial Corp.	946,367	8,129,293
First Financial Corp.	280,816	8,988,920
First NBC Bank Holding Co.(a)	118,154	3,674,589
FirstMerit Corp.	279,020	5,410,198
Glacier Bancorp, Inc.	121,338	3,113,533
Hancock Holding Co.	346,773	11,696,653
Home Federal Bancorp, Inc.	581,079	8,745,239
Hudson Valley Holding Corp.	163,052	2,993,635
Investors Bancorp, Inc.	352,886	9,432,643
Merchants Bancshares, Inc.	201,572	5,859,698
Northrim BanCorp, Inc.	276,183	6,625,630
Sterling Bancorp	400,612	4,791,319
Synovus Financial Corp.	1,650,789	5,299,033
TowneBank	145,271	2,241,532
Union Bankshares Corp.	209,174	5,352,763
Washington Banking Co.	107,026	1,840,847
Wintrust Financial Corp.	241,875	10,840,837
Total		169,700,248

Common Stocks (continued)

Issuer	Shares	Value ($)
Capital Markets 0.7%
GFI Group, Inc.	724,669	2,695,769
INTL FCStone, Inc.(a)	343,085	6,491,168
Total		9,186,937
Consumer Finance 0.6%
Cash America International, Inc.	194,838	8,485,195
Diversified Financial Services 0.8%
Interactive Brokers Group, Inc., Class A	264,877	6,330,560
Pico Holdings, Inc.(a)	189,166	4,398,110
Total		10,728,670
Insurance 7.5%
American Equity Investment Life Holding Co.	420,302	9,801,443
Argo Group International Holdings Ltd.	196,164	8,713,605
Baldwin & Lyons, Inc., Class B	190,811	4,962,994
EMC Insurance Group, Inc.	149,668	4,937,547
Endurance Specialty Holdings Ltd.	154,030	7,827,805
FBL Financial Group, Inc., Class A	122,356	5,470,537
Hanover Insurance Group, Inc. (The)	155,060	9,063,257
Horace Mann Educators Corp.	255,178	7,673,202
Kemper Corp.	196,245	7,734,015
National Western Life Insurance Co., Class A	32,055	7,476,829
Navigators Group, Inc. (The)(a)	82,555	4,703,158
Safety Insurance Group, Inc.	109,551	5,883,984
Symetra Financial Corp.	555,414	11,474,853
United Fire Group, Inc.	229,535	6,385,664
Total		102,108,893
Real Estate Investment Trusts (REITs) 10.1%
AG Mortgage Investment Trust, Inc.	341,146	6,034,873
Apollo Residential Mortgage, Inc.	335,371	5,416,242
Associated Estates Realty Corp.	355,187	5,960,038
Brandywine Realty Trust	653,520	9,508,716
Campus Crest Communities, Inc.	629,646	5,421,252
Chesapeake Lodging Trust	337,575	9,111,149
Cousins Properties, Inc.	829,394	9,645,852
CYS Investments, Inc.	1,017,760	8,752,736
Highwoods Properties, Inc.	343,720	13,869,102
LaSalle Hotel Properties	304,030	10,057,312
National Health Investors, Inc.	123,550	7,621,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Small Cap Value Fund I

Portfolio of Investments (continued)

April 30, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Post Properties, Inc.	174,300	8,751,603
Potlatch Corp.	213,155	8,148,916
Rexford Industrial Realty, Inc.	242,236	3,444,596
Sabra Health Care REIT, Inc.	265,623	7,960,721
Sunstone Hotel Investors, Inc.	615,479	8,807,504
Terreno Realty Corp.	418,773	7,650,983
Total		136,163,395
Thrifts & Mortgage Finance 2.4%
Bank Mutual Corp.	855,454	5,149,833
BankFinancial Corp.	430,200	4,233,168
Brookline Bancorp, Inc.	578,640	5,254,051
MGIC Investment Corp.(a)	434,457	3,736,330
Washington Federal, Inc.	448,673	9,682,364
WSFS Financial Corp.	60,884	4,116,976
Total		32,172,722
Total Financials		468,546,060
Health Care 5.1%
Biotechnology 0.4%
Ariad Pharmaceuticals, Inc.(a)	677,520	4,925,570
Health Care Equipment & Supplies 0.3%
Masimo Corp.(a)	178,560	4,778,266
Health Care Providers & Services 3.3%
Centene Corp.(a)	97,080	6,446,112
Chemed Corp.	96,955	8,073,443
Ensign Group, Inc. (The)	79,375	3,373,437
Magellan Health Services, Inc.(a)	161,044	9,295,460
Molina Healthcare, Inc.(a)	220,020	8,228,748
Owens & Minor, Inc.	258,070	8,655,668
Total		44,072,868
Pharmaceuticals 1.1%
Impax Laboratories, Inc.(a)	418,474	10,943,095
Supernus Pharmaceuticals, Inc.(a)	461,006	3,784,859
Total		14,727,954
Total Health Care		68,504,658
Industrials 13.8%
Aerospace & Defense 2.0%
Esterline Technologies Corp.(a)	132,250	14,417,895

Common Stocks (continued)

Issuer	Shares	Value ($)
KEYW Holding Corp. (The)(a)	261,357	3,358,438
Orbital Sciences Corp.(a)	304,453	8,950,918
Total		26,727,251
Airlines 0.4%
Skywest, Inc.	471,794	5,472,810
Building Products 0.5%
Universal Forest Products, Inc.	132,134	6,671,446
Commercial Services & Supplies 1.9%
EnerNOC, Inc.(a)	275,963	6,512,727
Ennis, Inc.	225,223	3,369,336
Steelcase, Inc., Class A	589,720	9,718,585
Unifirst Corp.	67,270	6,474,065
Total		26,074,713
Construction & Engineering 0.2%
Layne Christensen Co.(a)	187,946	3,274,019
Electrical Equipment 1.3%
General Cable Corp.	357,860	9,168,373
GrafTech International Ltd.(a)	712,854	7,991,094
Total		17,159,467
Machinery 6.2%
Albany International Corp., Class A	118,411	4,260,428
Altra Industrial Motion Corp.	207,506	7,088,405
Briggs & Stratton Corp.	335,729	7,174,529
CIRCOR International, Inc.	85,060	6,907,723
Dynamic Materials Corp.	203,657	4,113,871
EnPro Industries, Inc.(a)	97,046	6,910,646
FreightCar America, Inc.	157,179	4,127,521
Gorman-Rupp Co.	111,765	3,470,303
Hardinge, Inc.	115,840	1,547,622
Kadant, Inc.	133,798	4,649,480
LB Foster Co., Class A	155,940	7,383,759
Lydall, Inc.(a)	78,738	1,843,257
Mueller Industries, Inc.	316,562	9,161,304
Standex International Corp.	124,325	7,381,175
Titan International, Inc.	237,500	4,158,625
Twin Disc, Inc.	122,545	3,545,227
Total		83,723,875

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Small Cap Value Fund I

Portfolio of Investments (continued)

April 30, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 1.1%
Heartland Express, Inc.	293,356	6,383,427
Werner Enterprises, Inc.	325,239	8,326,118
Total		14,709,545
Trading Companies & Distributors 0.2%
Houston Wire & Cable Co.	175,040	2,180,998
Total Industrials		185,994,124
Information Technology 11.2%
Communications Equipment 0.9%
Digi International, Inc.(a)	276,801	2,452,457
Harmonic, Inc.(a)	663,160	4,662,015
Polycom, Inc.(a)	394,580	4,853,334
Total		11,967,806
Electronic Equipment, Instruments & Components 1.5%
Audience, Inc.(a)	144,664	1,663,636
GSI Group, Inc.(a)	395,055	4,795,968
Measurement Specialties, Inc.(a)	92,369	5,943,945
MTS Systems Corp.	60,587	3,906,044
OSI Systems, Inc.(a)	70,450	3,931,814
Total		20,241,407
Internet Software & Services 0.5%
j2 Global, Inc.	139,065	6,447,053
IT Services 1.1%
Global Cash Access Holdings, Inc.(a)	519,219	3,426,845
MoneyGram International, Inc.(a)	379,980	5,015,736
TeleTech Holdings, Inc.(a)	257,027	6,202,062
Total		14,644,643
Semiconductors & Semiconductor Equipment 5.3%
Entegris, Inc.(a)	712,392	7,900,427
Integrated Device Technology, Inc.(a)	658,889	7,689,235
International Rectifier Corp.(a)	205,410	5,348,876
IXYS Corp.	276,595	2,984,460
M/A-COM Technology Solutions Holdings, Inc.(a)	239,822	4,199,283
Microsemi Corp.(a)	225,720	5,308,934
MKS Instruments, Inc.	241,481	6,797,690
OmniVision Technologies, Inc.(a)	414,054	8,086,475
RF Micro Devices, Inc.(a)	1,250,660	10,555,571
Silicon Image, Inc.(a)	803,523	4,507,764

Common Stocks (continued)

Issuer	Shares	Value ($)
Spansion, Inc., Class A(a)	252,320	4,498,866
Teradyne, Inc.(a)	178,020	3,145,613
Total		71,023,194
Software 1.9%
ePlus, Inc.(a)	54,990	2,751,700
Mentor Graphics Corp.	535,220	11,079,054
Netscout Systems, Inc.(a)	148,070	5,768,807
Progress Software Corp.(a)	68,507	1,470,160
Silver Spring Networks, Inc.(a)	120,193	1,800,491
Tangoe, Inc.(a)	231,116	3,475,985
Total		26,346,197
Total Information Technology		150,670,300
Materials 5.6%
Chemicals 3.3%
A. Schulman, Inc.	202,348	7,268,340
Kraton Performance Polymers, Inc.(a)	275,449	7,175,447
LSB Industries, Inc.(a)	152,010	5,805,262
Olin Corp.	259,934	7,304,145
OM Group, Inc.	266,986	7,820,020
Tronox Ltd., Class A	365,656	8,958,572
Total		44,331,786
Containers & Packaging 1.2%
Greif, Inc., Class A	314,477	17,041,509
Metals & Mining 1.1%
Hecla Mining Co.	1,503,360	4,615,315
Olympic Steel, Inc.	198,491	5,232,223
Stillwater Mining Co.(a)	317,870	5,015,988
Total		14,863,526
Total Materials		76,236,821
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.4%
Cbeyond, Inc.(a)	189,482	1,873,977
magicJack VocalTec Ltd.(a)	202,790	3,585,327
Total		5,459,304
Wireless Telecommunication Services 0.3%
Shenandoah Telecommunications Co.	155,912	4,370,214
Total Telecommunication Services		9,829,518

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Small Cap Value Fund I

Portfolio of Investments (continued)

April 30, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Utilities 7.0%
Electric Utilities 3.3%
Allete, Inc.	126,800	6,563,168
El Paso Electric Co.	253,948	9,604,314
IDACORP, Inc.	224,154	12,584,006
MGE Energy, Inc.	146,742	5,608,479
Portland General Electric Co.	313,479	10,492,142
Total		44,852,109
Gas Utilities 2.2%
Laclede Group, Inc. (The)	219,199	10,392,225
Southwest Gas Corp.	225,135	12,384,676
WGL Holdings, Inc.	172,270	6,854,623
Total		29,631,524
Multi-Utilities 1.5%
Avista Corp.	289,499	9,307,393
Vectren Corp.	250,216	10,151,263
Total		19,458,656
Total Utilities		93,942,289
Total Common Stocks (Cost: $973,986,252)		1,346,064,136

Money Market Funds 0.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.092%(b)(c)	6,749,263	6,749,263
Total Money Market Funds (Cost: $6,749,263)		6,749,263
Total Investments (Cost: $980,735,515)		1,352,813,399
Other Assets & Liabilities, Net		(2,499,952)
Net Assets		1,350,313,447

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Alteva, Inc.	4,300,945	—	(2,537,172)	(1,763,773)	—	93,099	—	*
Columbia Short-Term Cash Fund	15,318,686	390,386,675	(398,956,098)	—	6,749,263	28,382	6,749,263
Total	19,619,631	390,386,675	(401,493,270)	(1,763,773)	6,749,263	121,481	6,749,263

*Issuer was not an affiliate for the entire period ended April 30, 2014.

(c)  The rate shown is the seven-day current annualized yield at April 30, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Small Cap Value Fund I

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Small Cap Value Fund I

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	132,818,103	—	—	132,818,103
Consumer Staples	42,920,906	—	—	42,920,906
Energy	116,601,357	—	—	116,601,357
Financials	468,546,060	—	—	468,546,060
Health Care	68,504,658	—	—	68,504,658
Industrials	185,994,124	—	—	185,994,124
Information Technology	150,670,300	—	—	150,670,300
Materials	76,236,821	—	—	76,236,821
Telecommunication Services	9,829,518	—	—	9,829,518
Utilities	93,942,289	—	—	93,942,289
Total Equity Securities	1,346,064,136	—	—	1,346,064,136
Mutual Funds
Money Market Funds	6,749,263	—	—	6,749,263
Total	1,352,813,399	—	—	1,352,813,399

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Small Cap Value Fund I

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $973,986,252)	$1,346,064,136
Affiliated issuers (identified cost $6,749,263)	6,749,263
Total investments (identified cost $980,735,515)	1,352,813,399
Receivable for:
Investments sold	477,521
Capital shares sold	1,122,721
Dividends	550,496
Reclaims	4,511
Prepaid expenses	3,541
Trustees' deferred compensation plan	102,902
Total assets	1,355,075,091
Liabilities
Payable for:
Investments purchased	835,232
Capital shares purchased	3,298,473
Investment management fees	27,715
Distribution and/or service fees	4,017
Transfer agent fees	362,434
Administration fees	2,792
Compensation of board members	513
Chief compliance officer expenses	83
Other expenses	126,643
Trustees' deferred compensation plan	102,902
Other liabilities	840
Total liabilities	4,761,644
Net assets applicable to outstanding capital stock	$1,350,313,447
Represented by
Paid-in capital	$867,933,269
Excess of distributions over net investment income	(103,415)
Accumulated net realized gain	110,405,428
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	372,077,884
Foreign currency translations	281
Total — representing net assets applicable to outstanding capital stock	$1,350,313,447

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Small Cap Value Fund I

Statement of Assets and Liabilities (continued)

April 30, 2014

Class A
Net assets	$411,968,373
Shares outstanding	8,541,532
Net asset value per share	$48.23
Maximum offering price per share(a)	$51.17
Class B
Net assets	$3,982,043
Shares outstanding	109,665
Net asset value per share	$36.31
Class C
Net assets	$37,568,349
Shares outstanding	957,289
Net asset value per share	$39.24
Class I
Net assets	$51,811,805
Shares outstanding	1,007,363
Net asset value per share	$51.43
Class R
Net assets	$3,360,277
Shares outstanding	69,601
Net asset value per share	$48.28
Class R4
Net assets	$9,619,904
Shares outstanding	183,900
Net asset value per share	$52.31
Class R5
Net assets	$2,493,741
Shares outstanding	47,710
Net asset value per share	$52.27
Class Y
Net assets	$10,234,323
Shares outstanding	198,869
Net asset value per share	$51.46
Class Z
Net assets	$819,274,632
Shares outstanding	15,947,266
Net asset value per share	$51.37

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Small Cap Value Fund I

Statement of Operations

Year Ended April 30, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$23,113,453
Dividends — affiliated issuers	121,481
Foreign taxes withheld	(5,599)
Total income	23,229,335
Expenses:
Investment management fees	10,928,618
Distribution and/or service fees
Class A	1,175,314
Class B	47,976
Class C	376,856
Class R	13,789
Transfer agent fees
Class A	938,787
Class B	9,592
Class C	75,188
Class R	5,493
Class R4	8,363
Class R5	699
Class Z	1,755,891
Administration fees	1,100,362
Compensation of board members	53,470
Custodian fees	25,785
Printing and postage fees	238,757
Registration fees	134,166
Professional fees	75,170
Line of credit interest expense	479
Chief compliance officer expenses	749
Other	35,662
Total expenses	17,001,166
Expense reductions	(6,462)
Total net expenses	16,994,704
Net investment income	6,234,631
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	248,884,381
Investments — affiliated issuers	(1,763,773)
Foreign currency translations	(374)
Net realized gain	247,120,234
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	57,014,960
Investments — affiliated issuers	(1,546,781)
Foreign currency translations	272
Net change in unrealized appreciation (depreciation)	55,468,451
Net realized and unrealized gain	302,588,685
Net increase in net assets resulting from operations	$308,823,316

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Small Cap Value Fund I

Statement of Changes in Net Assets

	Year ended April 30, 2014	Year ended April 30, 2013(a)
Operations
Net investment income	$6,234,631	$13,140,390
Net realized gain	247,120,234	161,450,234
Net change in unrealized appreciation (depreciation)	55,468,451	33,944,196
Net increase in net assets resulting from operations	308,823,316	208,534,820
Distributions to shareholders
Net investment income
Class A	(2,639,782)	(2,900,099)
Class C	—	(6)
Class I	(353,741)	(547,980)
Class R	(9,230)	(6,051)
Class R4	(50,230)	(20)
Class R5	(16,502)	(23)
Class Y	(195,444)	(10,555)
Class Z	(6,486,939)	(6,869,290)
Net realized gains
Class A	(63,381,884)	(20,086,386)
Class B	(802,807)	(343,993)
Class C	(6,192,777)	(1,632,162)
Class I	(4,842,442)	(1,989,451)
Class R	(375,503)	(73,833)
Class R4	(875,849)	(95)
Class R5	(239,324)	(95)
Class Y	(2,779,387)	(39,569)
Class Z	(110,482,687)	(33,024,775)
Total distributions to shareholders	(199,724,528)	(67,524,383)
Increase (decrease) in net assets from capital stock activity	(310,730,846)	(337,505,049)
Total decrease in net assets	(201,632,058)	(196,494,612)
Net assets at beginning of year	1,551,945,505	1,748,440,117
Net assets at end of year	$1,350,313,447	$1,551,945,505
Undistributed (excess of distributions over) net investment income	$(103,415)	$1,607,504

(a)  Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Small Cap Value Fund I

Statement of Changes in Net Assets (continued)

	Year ended April 30, 2014		Year ended April 30, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,275,127	62,229,964	1,908,137	79,899,792
Distributions reinvested	1,335,341	61,345,576	531,717	21,461,317
Redemptions	(5,434,138)	(263,135,965)	(5,170,170)	(217,896,943)
Net decrease	(2,823,670)	(139,560,425)	(2,730,316)	(116,535,834)
Class B shares
Subscriptions	1,461	51,382	1,494	48,717
Distributions reinvested	21,098	731,877	9,703	308,353
Redemptions(b)	(64,889)	(2,464,264)	(173,042)	(5,727,907)
Net decrease	(42,330)	(1,681,005)	(161,845)	(5,370,837)
Class C shares
Subscriptions	47,059	1,842,174	39,486	1,388,004
Distributions reinvested	134,904	5,057,561	38,620	1,309,608
Redemptions	(163,252)	(6,595,486)	(330,817)	(11,645,024)
Net increase (decrease)	18,711	304,249	(252,711)	(8,947,412)
Class I shares
Subscriptions	272,428	13,086,199	459,264	19,998,024
Distributions reinvested	106,220	5,194,179	59,583	2,536,896
Redemptions	(608,271)	(33,196,017)	(518,321)	(24,069,407)
Net increase (decrease)	(229,623)	(14,915,639)	526	(1,534,487)
Class R shares
Subscriptions	21,950	1,073,658	7,824	329,466
Distributions reinvested	8,333	383,555	1,969	79,603
Redemptions	(9,692)	(471,602)	(5,601)	(231,921)
Net increase	20,591	985,611	4,192	177,148
Class R4 shares
Subscriptions	190,091	10,229,710	58	2,500
Distributions reinvested	18,598	925,638	—	—
Redemptions	(24,847)	(1,293,213)	—	—
Net increase	183,842	9,862,135	58	2,500
Class R5 shares
Subscriptions	52,532	2,825,415	58	2,500
Distributions reinvested	5,137	255,380	—	—
Redemptions	(10,017)	(527,654)	—	—
Net increase	47,652	2,553,141	58	2,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Small Cap Value Fund I

Statement of Changes in Net Assets (continued)

	Year ended April 30, 2014		Year ended April 30, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	567,044	29,222,645	3,556	152,548
Distributions reinvested	57,237	2,800,622	—	—
Redemptions	(450,869)	(21,796,878)	(2,134)	(100,045)
Net increase	173,412	10,226,389	1,422	52,503
Class Z shares
Subscriptions	2,658,242	137,515,061	4,093,384	180,407,360
Distributions reinvested	1,942,659	94,957,189	755,073	32,137,789
Redemptions	(7,909,637)	(410,977,552)	(9,548,544)	(417,896,279)
Net decrease	(3,308,736)	(178,505,302)	(4,700,087)	(205,351,130)
Total net decrease	(5,960,151)	(310,730,846)	(7,838,703)	(337,505,049)

(a)  Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Small Cap Value Fund I

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year ended April 30,						Year ended June 30,
Class A	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$45.66		$41.67		$46.21		$35.84		$29.29		$39.50
Income from investment operations:
Net investment income	0.14		0.29		0.14		0.16		0.15		0.23	(b)
Net realized and unrealized gain (loss)	9.96		5.58		(1.81)		10.80		6.58		(8.50)
Total from investment operations	10.10		5.87		(1.67)		10.96		6.73		(8.27)
Less distributions to shareholders:
Net investment income	(0.30)		(0.24)		(0.16)		(0.44)		(0.18)		(0.01)
Net realized gains	(7.23)		(1.64)		(2.72)		(0.15)		—		(1.93)
Total distributions to shareholders	(7.53)		(1.88)		(2.88)		(0.59)		(0.18)		(1.94)
Proceeds from regulatory settlements	—		—		0.01		—		0.00	(c)	0.00	(c)
Net asset value, end of period	$48.23		$45.66		$41.67		$46.21		$35.84		$29.29
Total return	22.95%		14.68%		(3.21	%)(d)	30.67%		22.99%		(20.73%)
Ratios to average net assets(e)
Total gross expenses	1.31	%(f)	1.32%		1.31	%(g)	1.25	%(f)	1.27	%(f)	1.38	%(f)
Total net expenses(h)	1.31	%(f)(i)	1.32	%(i)	1.31	%(g)(i)	1.25	%(f)(i)	1.27	%(f)(i)	1.38	%(f)(i)
Net investment income	0.28%		0.70%		0.41	%(g)	0.37%		0.43%		0.74%
Supplemental data
Net assets, end of period (in thousands)	$411,968		$518,968		$587,332		$704,167		$593,209		$443,154
Portfolio turnover	38%		42%		23%		31%		30%		50%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to zero.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Small Cap Value Fund I

Financial Highlights (continued)

	Year ended April 30,						Year ended June 30,
Class B	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$35.96		$33.22		$37.54		$29.17		$23.96		$33.00
Income from investment operations:
Net investment income (loss)	(0.18)		0.04		(0.10)		(0.13)		(0.10)		(0.01	)(b)
Net realized and unrealized gain (loss)	7.76		4.34		(1.50)		8.80		5.38		(7.10)
Total from investment operations	7.58		4.38		(1.60)		8.67		5.28		(7.11)
Less distributions to shareholders:
Net investment income	—		—		—		(0.15)		(0.07)		—
Net realized gains	(7.23)		(1.64)		(2.72)		(0.15)		—		(1.93)
Total distributions to shareholders	(7.23)		(1.64)		(2.72)		(0.30)		(0.07)		(1.93)
Proceeds from regulatory settlements	—		—		0.00	(c)	—		0.00	(c)	0.00	(c)
Net asset value, end of period	$36.31		$35.96		$33.22		$37.54		$29.17		$23.96
Total return	22.02%		13.84%		(3.85	%)(d)	29.76%		22.02%		(21.31%)
Ratios to average net assets(e)
Total gross expenses	2.06	%(f)	2.06%		2.07	%(g)	2.00	%(f)	2.02	%(f)	2.13	%(f)
Total net expenses(h)	2.06	%(f)(i)	2.06	%(i)	2.07	%(g)(i)	2.00	%(f)(i)	2.02	%(f)(i)	2.13	%(f)(i)
Net investment income (loss)	(0.46%)		0.11%		(0.37	%)(g)	(0.38%)		(0.33%)		(0.02%)
Supplemental data
Net assets, end of period (in thousands)	$3,982		$5,466		$10,427		$17,908		$22,775		$28,977
Portfolio turnover	38%		42%		23%		31%		30%		50%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to zero.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Small Cap Value Fund I

Financial Highlights (continued)

	Year ended April 30,						Year ended June 30,
Class C	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$38.36		$35.33		$39.73		$30.87		$25.35		$34.76
Income from investment operations:
Net investment loss	(0.19)		(0.01)		(0.10)		(0.14)		(0.10)		(0.00	)(b)(c)
Net realized and unrealized gain (loss)	8.30		4.68		(1.58)		9.30		5.69		(7.48)
Total from investment operations	8.11		4.67		(1.68)		9.16		5.59		(7.48)
Less distributions to shareholders:
Net investment income	—		—		—		(0.15)		(0.07)		—
Net realized gains	(7.23)		(1.64)		(2.72)		(0.15)		—		(1.93)
Total distributions to shareholders	(7.23)		(1.64)		(2.72)		(0.30)		(0.07)		(1.93)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	0.00	(b)
Net asset value, end of period	$39.24		$38.36		$35.33		$39.73		$30.87		$25.35
Total return	22.03%		13.83%		(3.84	%)(d)	29.71%		22.04%		(21.30%)
Ratios to average net assets(e)
Total gross expenses	2.06	%(f)	2.07%		2.06	%(g)	2.00	%(f)	2.02	%(f)	2.13	%(f)
Total net expenses(h)	2.06	%(f)(i)	2.07	%(i)	2.06	%(g)(i)	2.00	%(f)(i)	2.02	%(f)(i)	2.13	%(f)(i)
Net investment loss	(0.48%)		(0.04%)		(0.34	%)(g)	(0.38%)		(0.33%)		(0.01%)
Supplemental data
Net assets, end of period (in thousands)	$37,568		$36,007		$42,092		$52,248		$49,888		$44,377
Portfolio turnover	38%		42%		23%		31%		30%		50%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Rounds to zero.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Small Cap Value Fund I

Financial Highlights (continued)

	Year ended April 30,					Year ended June 30,
Class I	2014		2013	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$48.25		$43.93	$48.60		$40.40
Income from investment operations:
Net investment income	0.39		0.52	0.31		0.30
Net realized and unrealized gain (loss)	10.55		5.87	(1.90)		8.66
Total from investment operations	10.94		6.39	(1.59)		8.96
Less distributions to shareholders:
Net investment income	(0.53)		(0.43)	(0.37)		(0.61)
Net realized gains	(7.23)		(1.64)	(2.72)		(0.15)
Total distributions to shareholders	(7.76)		(2.07)	(3.09)		(0.76)
Proceeds from regulatory settlements	—		—	0.01		—
Net asset value, end of period	$51.43		$48.25	$43.93		$48.60
Total return	23.51%		15.19%	(2.85	%)(c)	22.29%
Ratios to average net assets(d)
Total gross expenses	0.86	%(e)	0.87%	0.86	%(f)	0.83	%(f)(e)
Total net expenses(g)	0.86	%(e)	0.87%	0.86	%(f)	0.83	%(f)(e)(h)
Net investment income	0.74%		1.17%	0.85	%(f)	0.84	%(f)
Supplemental data
Net assets, end of period (in thousands)	$51,812		$59,690	$54,312		$75,716
Portfolio turnover	38%		42%	23%		31%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Small Cap Value Fund I

Financial Highlights (continued)

	Year ended April 30,						Year ended June 30,
Class R	2014		2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$45.70		$41.70		$46.23		$38.43
Income from investment operations:
Net investment income	0.01		0.14		0.12		0.09
Net realized and unrealized gain (loss)	9.98		5.63		(1.86)		8.22
Total from investment operations	9.99		5.77		(1.74)		8.31
Less distributions to shareholders:
Net investment income	(0.18)		(0.13)		(0.08)		(0.36)
Net realized gains	(7.23)		(1.64)		(2.72)		(0.15)
Total distributions to shareholders	(7.41)		(1.77)		(2.80)		(0.51)
Proceeds from regulatory settlements	—		—		0.01		—
Net asset value, end of period	$48.28		$45.70		$41.70		$46.23
Total return	22.65%		14.40%		(3.37	%)(c)	21.68%
Ratios to average net assets(d)
Total gross expenses	1.56	%(e)	1.57%		1.53	%(f)	1.50	%(e)(f)
Total net expenses(g)	1.56	%(e)(h)	1.57	%(h)	1.53	%(f)(h)	1.50	%(e)(f)(h)
Net investment income	0.01%		0.33%		0.34	%(f)	0.27	%(f)
Supplemental data
Net assets, end of period (in thousands)	$3,360		$2,240		$1,869		$21
Portfolio turnover	38%		42%		23%		31%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Small Cap Value Fund I

Financial Highlights (continued)

	Year ended April 30,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$48.96		$43.31
Income from investment operations:
Net investment income	0.27		0.22
Net realized and unrealized gain	10.73		7.42
Total from investment operations	11.00		7.64
Less distributions to shareholders:
Net investment income	(0.42)		(0.35)
Net realized gains	(7.23)		(1.64)
Total distributions to shareholders	(7.65)		(1.99)
Net asset value, end of period	$52.31		$48.96
Total return	23.26%		18.27%
Ratios to average net assets(b)
Total gross expenses	1.06	%(c)	0.99	%(d)
Total net expenses(e)	1.06	%(c)(f)	0.99	%(d)
Net investment income	0.51%		1.00	%(d)
Supplemental data
Net assets, end of period (in thousands)	$9,620		$3
Portfolio turnover	38%		42%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Small Cap Value Fund I

Financial Highlights (continued)

	Year ended April 30,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$48.93		$43.31
Income from investment operations:
Net investment income	0.32		0.24
Net realized and unrealized gain	10.75		7.41
Total from investment operations	11.07		7.65
Less distributions to shareholders:
Net investment income	(0.50)		(0.39)
Net realized gains	(7.23)		(1.64)
Total distributions to shareholders	(7.73)		(2.03)
Net asset value, end of period	$52.27		$48.93
Total return	23.44%		18.31%
Ratios to average net assets(b)
Total gross expenses	0.91	%(c)	0.89	%(d)
Total net expenses(e)	0.91	%(c)	0.89	%(d)
Net investment income	0.61%		1.10	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,494		$3
Portfolio turnover	38%		42%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Small Cap Value Fund I

Financial Highlights (continued)

	Year ended April 30,					Year ended June 30,
Class Y	2014		2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$48.26		$43.93	$48.60		$37.63		$31.68
Income from investment operations
Net investment income	0.31		0.50	0.31		0.37		0.31
Net realized and unrealized gain (loss)	10.63		5.90	(1.90)		11.36		5.88
Total from investment operations	10.94		6.40	(1.59)		11.73		6.19
Less distributions to shareholders:
Net investment income	(0.51)		(0.43)	(0.37)		(0.61)		(0.24)
Net realized gains	(7.23)		(1.64)	(2.72)		(0.15)		—
Total distributions to shareholders	(7.74)		(2.07)	(3.09)		(0.76)		(0.24)
Proceeds from regulatory settlements	—		—	0.01		—		0.00	(c)
Net asset value, end of period	$51.46		$48.26	$43.93		$48.60		$37.63
Total return	23.50%		15.20%	(2.86	%)(d)	31.27%		19.57%
Ratios to average net assets(e)
Total gross expenses	0.87	%(f)	0.87%	0.86	%(g)	0.81	%(f)	0.85	%(f)(g)
Total net expenses(h)	0.87	%(f)	0.87%	0.86	%(g)	0.81	%(f)(i)	0.85	%(f)(g)(i)
Net investment income	0.61%		1.14%	0.85	%(g)	0.82%		0.85	%(g)
Supplemental data
Net assets, end of period (in thousands)	$10,234		$1,229	$1,056		$1,323		$1,111
Portfolio turnover	38%		42%	23%		31%		30%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  For the period from July 15, 2009 (commencement of operations) to June 30, 2010.

(c)  Rounds to zero.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Small Cap Value Fund I

Financial Highlights (continued)

	Year ended April 30,						Year ended June 30,
Class Z	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$48.21		$43.89		$48.53		$37.60		$30.68		$41.22
Income from investment operations:
Net investment income	0.27		0.41		0.24		0.28		0.26		0.32	(b)
Net realized and unrealized gain (loss)	10.55		5.89		(1.89)		11.34		6.88		(8.87)
Total from investment operations	10.82		6.30		(1.65)		11.62		7.14		(8.55)
Less distributions to shareholders:
Net investment income	(0.43)		(0.34)		(0.28)		(0.54)		(0.22)		(0.06)
Net realized gains	(7.23)		(1.64)		(2.72)		(0.15)		—		(1.93)
Total distributions to shareholders	(7.66)		(1.98)		(3.00)		(0.69)		(0.22)		(1.99)
Proceeds from regulatory settlements	—		—		0.01		—		0.00	(c)	0.00	(c)
Net asset value, end of period	$51.37		$48.21		$43.89		$48.53		$37.60		$30.68
Total return	23.24%		14.97%		(3.00	%)(d)	31.00%		23.28%		(20.53%)
Ratios to average net assets(e)
Total gross expenses	1.06	%(f)	1.07%		1.06	%(g)	1.00	%(f)	1.02	%(f)	1.13	%(f)
Total net expenses(h)	1.06	%(f)(i)	1.07	%(i)	1.06	%(g)(i)	1.00	%(f)(i)	1.02	%(f)(i)	1.13	%(f)(i)
Net investment income	0.53%		0.93%		0.67	%(g)	0.62%		0.69%		1.00%
Supplemental data
Net assets, end of period (in thousands)	$819,275		$928,340		$1,051,352		$1,109,078		$774,590		$364,071
Portfolio turnover	38%		42%		23%		31%		30%		50%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to zero.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Small Cap Value Fund I

Notes to Financial Statements

April 30, 2014

Note 1. Organization

Columbia Small Cap Value Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including

Annual Report 2014
29

Columbia Small Cap Value Fund I

Notes to Financial Statements (continued)

April 30, 2014

utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise

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30

Columbia Small Cap Value Fund I

Notes to Financial Statements (continued)

April 30, 2014

tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended

April 30, 2014 was 0.75% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5

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31

Columbia Small Cap Value Fund I

Notes to Financial Statements (continued)

April 30, 2014

shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended April 30, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R	0.20
Class R4	0.20
Class R5	0.05
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2014, these minimum account balance fees reduced total expenses by $6,462.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $42,006 for Class A, $1,106 for Class B and $187 for Class C, shares for the year ended April 30, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	September 1, 2013 through August 31, 2014	Prior to September 1, 2013
Class A	1.40%	1.40%
Class B	2.15	2.15
Class C	2.15	2.15
Class I	1.00	0.99
Class R	1.65	1.65
Class R4	1.15	1.15
Class R5	1.05	1.04
Class Y	1.00	0.99
Class Z	1.15	1.15

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, passive

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32

Columbia Small Cap Value Fund I

Notes to Financial Statements (continued)

April 30, 2014

foreign investment company (PFIC) holdings, re-characterization of distributions for investments and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,806,318
Accumulated net realized gain	(32,709,948)
Paid-in capital	30,903,630

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2014	2013
Ordinary income	$61,111,159	$11,885,761
Long-term capital gains	138,613,369	55,638,622
Total	$199,724,528	$67,524,383

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$10,173,249
Undistributed long-term capital gains	103,338,967
Net unrealized appreciation	368,971,096

At April 30, 2014, the cost of investments for federal income tax purposes was $983,842,303 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$383,480,709
Unrealized depreciation	(14,509,613)
Net unrealized appreciation	$368,971,096

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $551,264,015 and $1,041,773,158, respectively, for the year ended April 30, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At April 30, 2014, two unaffiliated shareholders of record owned 35.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended April 30, 2014, the average daily loan balance outstanding on days when borrowing existed was $14,400,000 at a weighted average interest rate of 1.20%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

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33

Columbia Small Cap Value Fund I

Notes to Financial Statements (continued)

April 30, 2014

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
34

Columbia Small Cap Value Fund I

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Small Cap Value Fund I

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund I (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2014

Annual Report 2014
35

Columbia Small Cap Value Fund I

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	45.34%
Dividends Received Deduction	44.10%
Capital Gain Dividend	$213,928,376

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
36

Columbia Small Cap Value Fund I

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 54; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 54; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 54; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 54; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 54; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 54; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 54; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 54; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2014
37

Columbia Small Cap Value Fund I

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 54; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 54; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 186; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
38

Columbia Small Cap Value Fund I

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
39

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Annual Report 2014
40

Columbia Small Cap Value Fund I

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Small Cap Value Fund I

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN229_04_D01_(06/14)

Annual Report

April 30, 2014

Columbia Corporate Income Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Corporate Income Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	24
Statement of Operations	26
Statement of Changes in Net Assets	27
Financial Highlights	30
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	47
Federal Income Tax Information	48
Trustees and Officers	49
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Corporate Income Fund

Performance Overview

Performance Summary

>  Columbia Corporate Income Fund (the Fund) Class A shares returned 1.60% excluding sales charges for the 12-month period that ended April 30, 2014.

>  During the same 12-month period, the Fund underperformed its Blended Benchmark, which returned 1.64%, and outperformed the Barclays U.S. Corporate Index, which returned 0.84%.

>  The Fund benefited from security selection and exposure to corporate spreads (securities that offered yields higher than U.S. Treasuries), which partially offset the price impact of rising interest rates.

Average Annual Total Returns (%) (for period ended April 30, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	07/31/00
Excluding sales charges		1.60	10.94	5.73
Including sales charges		-3.21	9.87	5.21
Class B	07/15/02
Excluding sales charges		0.84	10.12	4.94
Including sales charges		-3.94	9.84	4.94
Class C	07/15/02
Excluding sales charges		0.99	10.28	5.10
Including sales charges		0.03	10.28	5.10
Class I*	09/27/10	2.04	11.34	6.05
Class R4*	11/08/12	1.95	11.24	6.01
Class R5*	11/08/12	2.09	11.28	6.03
Class W*	09/27/10	1.60	10.94	5.74
Class Y*	11/08/12	2.14	11.29	6.03
Class Z	03/05/86	1.85	11.22	5.99
Blended Benchmark		1.64	10.16	6.22
Barclays U.S. Corporate Index		0.84	9.20	5.76

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Blended Benchmark is a weighted custom benchmark, established by the Investment Manager, consisting of an 85% weighting in the Barclays U.S. Corporate Index and a 15% weighting in the Bank of America Merrill Lynch U.S. High Yield Cash Pay Constrained Index. The Bank of America Merrill Lynch U.S. High Yield Cash Pay Constrained Index tracks the performance of U.S. dollar-denominated corporate debt that is below investment grade, currently in a coupon paying period, and is publicly issued in the U.S. domestic market.

The Barclays U.S. Corporate Index measures the investment grade, fixed-rate, taxable, corporate bond market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Corporate Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2004 – April 30, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Corporate Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Corporate Income Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2014, the Fund's Class A shares returned 1.60% excluding sales charges. During the same 12-month period, the Fund underperformed its Blended Benchmark, which returned 1.64%, and outperformed the Barclays U.S. Corporate Index, which returned 0.84%. The Fund benefited from security selection and exposure to corporate spreads (securities that offered yields higher than U.S. Treasuries), which partially offset the price impact of rising interest rates.

Stable Economic Growth

Early in the period, economic data indicated a pickup in growth and included a strong positive surprise in the April 2013 employment numbers. These developments prompted then Federal Reserve (Fed) chief Ben Bernanke to signal a potential end to its monthly bond-buying program, known as quantitative easing. Interest rates rose sharply in response, sending bond prices lower. The most credit-sensitive sectors of the fixed-income markets outperformed in the second half of the calendar year, supported by continuing evidence of steady economic growth and a revival in risk appetite among investors. Early in 2014, geopolitical tensions between Russia and Ukraine and weakness in the U.S. economy resulting from severe winter weather drove investors to seek shelter in the U.S. Treasury market. Against this backdrop, higher quality, longer duration non-Treasury securities led performance. At the end of April 2014, the yield on the 10-year Treasury sat almost a full percentage point higher than at the beginning of the 12-month period and the yield premium offered on non-Treasury sectors was at its lowest since the 2008 financial crisis.

Contributors and Detractors

Having anticipated the probability of the above mentioned rate volatility, we entered the period with the Fund positioned with shorter duration than the benchmark. Duration is a measure of interest rate sensitivity. This position benefited relative returns during 2013 but detracted modestly from results as interest rates rallied in the first four months of 2014.

We maintained a preference for asset-rich companies with the ability to generate strong cash flow, which translated into overweights in the industrial and utility sectors. Security selection within pipelines, utilities, and media/telecom companies contributed most significantly to Fund results.

We reduced the Fund's exposure to below investment grade securities, as we chose to sacrifice a moderate amount of yield in exchange for increased net asset value stability in the wake of persistent high yield spread compression. High-yield exposure accounted for approximately 15% of net assets when the period began, but had been reduced to just below 10% by April of 2014. In addition, the Fund's overweight to six- to nine-year maturities contributed to results as credit spreads tightened and the yield curve steepened.

The Fund uses highly-liquid, widely-traded Treasury futures contracts to help manage portfolio duration and yield curve exposure. This strategy lowered the Fund's duration vs. that of the benchmark, which positively impacted relative performance as interest rates rose sharply over the period.

Looking Ahead

It is worth noting that interest rates have never been so low for so long, making it especially difficult to predict how the market will react when short-term rates

Portfolio Management

Tom Murphy, CFA

Tim Doubek, CFA

Brian Lavin, CFA

Portfolio Breakdown (%) (at April 30, 2014)
Common Stocks	0.0	(a)
Financials	0.0	(a)
Corporate Bonds & Notes	88.3
Foreign Government Obligations	0.4
Money Market Funds	7.0
Residential Mortgage-Backed Securities — Agency	0.0	(a)
Senior Loans	0.7
U.S. Treasury Obligations	3.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at April 30, 2014)
AAA rating	3.9
AA rating	1.0
A rating	20.8
BBB rating	62.2
BB rating	5.4
B rating	4.7
CCC rating	2.0
Not rated	0.0	(a)
Total	100.0

(a) Rounds to zero.

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2014
4

Columbia Corporate Income Fund

Manager Discussion of Fund Performance (continued)

make their inevitable move higher. Complacency on the part of fixed-income investors may translate into additional volatility should rates continue to rise, although the timing of such an event remains to be seen. We believe that steadfastly maintaining a longer term perspective enables us to see the asymmetric risk/reward tradeoff from extending duration or reaching for yield. As such, we currently have no plans to make immediate changes to the Fund's conservative duration positioning, even if it results in short-term give-ups in relative performance. We believe working with our partners in credit research will help us to identify opportunities with which to build a diversified portfolio designed to perform well across a myriad of market outcomes.

Investment Risks

There are risks associated with an investment in this Fund, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Noninvestment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia Corporate Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2013 – April 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.80	1,020.03	4.85	4.81	0.96
Class B	1,000.00	1,000.00	1,033.00	1,016.31	8.62	8.55	1.71
Class C	1,000.00	1,000.00	1,033.80	1,017.06	7.87	7.80	1.56
Class I	1,000.00	1,000.00	1,039.10	1,022.22	2.63	2.61	0.52
Class R4	1,000.00	1,000.00	1,039.20	1,021.27	3.59	3.56	0.71
Class R5	1,000.00	1,000.00	1,039.90	1,021.97	2.88	2.86	0.57
Class W	1,000.00	1,000.00	1,036.80	1,020.03	4.85	4.81	0.96
Class Y	1,000.00	1,000.00	1,039.10	1,022.22	2.63	2.61	0.52
Class Z	1,000.00	1,000.00	1,038.10	1,021.27	3.59	3.56	0.71

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Corporate Income Fund

Portfolio of Investments

April 30, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 86.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.4%
ADS Tactical, Inc. Senior Secured(a) 04/01/18	11.000%	219,000	215,715
Bombardier, Inc.(a) Senior Unsecured 05/01/14	6.300%	105,000	105,013
04/15/19	4.750%	256,000	260,480
03/15/20	7.750%	188,000	214,320
10/15/22	6.000%	295,000	300,163
Northrop Grumman Corp. Senior Unsecured 03/15/21	3.500%	10,389,000	10,673,430
08/01/23	3.250%	7,425,000	7,251,886
TransDigm, Inc. 10/15/20	5.500%	31,000	31,310
07/15/21	7.500%	278,000	305,800
Total			19,358,117
Airlines —%
Continental Airlines Pass-Through Trust Series 1997-1 Class A 04/01/15	7.461%	80,985	82,604
Automotive 0.3%
Allison Transmission, Inc.(a) 05/15/19	7.125%	330,000	356,400
American Axle & Manufacturing, Inc. 02/15/19	5.125%	211,000	221,022
03/15/21	6.250%	376,000	397,620
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/19	8.000%	317,000	347,115
06/15/21	8.250%	235,000	264,081
Chrysler Group LLC/Co-Issuer, Inc.(a) Secured 06/15/19	8.000%	274,000	300,030
Dana Holding Corp. Senior Unsecured 02/15/19	6.500%	65,000	69,144
General Motors Co. Senior Unsecured(a) 10/02/23	4.875%	400,000	413,500
Jaguar Land Rover Automotive PLC(a) 12/15/18	4.125%	240,000	247,800
02/01/23	5.625%	144,000	150,300
Visteon Corp. 04/15/19	6.750%	663,000	697,019
Total			3,464,031

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 4.4%
Ally Financial, Inc. 02/15/17	5.500%	633,000	688,387
03/15/20	8.000%	668,000	807,445
Bank of America Corp. Senior Unsecured 07/24/23	4.100%	12,650,000	12,924,720
Citigroup, Inc. Senior Unsecured 10/25/23	3.875%	19,025,000	19,020,738
Goldman Sachs Group, Inc. (The) Senior Unsecured 03/03/24	4.000%	23,150,000	23,228,039
HSBC Holdings PLC Senior Unsecured 03/30/22	4.000%	4,580,000	4,815,078
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%	912,000	1,041,960
Washington Mutual Bank Subordinated Notes(b)(c)(d) 01/15/15	5.125%	6,350,000	9,525
Total			62,535,892
Brokerage 0.1%
E*TRADE Financial Corp. Senior Unsecured 11/15/19	6.375%	466,000	506,192
Nuveen Investments, Inc.(a) Senior Unsecured 10/15/17	9.125%	156,000	170,820
10/15/20	9.500%	366,000	436,455
Total			1,113,467
Building Materials 0.2%
Allegion US Holding Co., Inc.(a) 10/01/21	5.750%	327,000	346,620
American Builders & Contractors Supply Co., Inc. Senior Unsecured(a) 04/15/21	5.625%	627,000	648,945
Gibraltar Industries, Inc. 02/01/21	6.250%	181,000	191,860
HD Supply, Inc. 07/15/20	7.500%	390,000	422,175
Secured 04/15/20	11.000%	315,000	371,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nortek, Inc. 12/01/18	10.000%	45,000	49,050
04/15/21	8.500%	747,000	823,567
USG Corp.(a) 11/01/21	5.875%	117,000	124,313
Total			2,978,230
Chemicals 1.1%
Axalta Coating Systems U.S. Holdings, Inc/Dutch Holding B BV(a) 05/01/21	7.375%	290,000	318,638
Celanese U.S. Holdings LLC 06/15/21	5.875%	293,000	320,835
Dow Chemical Co. (The) Senior Unsecured 11/15/22	3.000%	1,061,000	1,020,825
Huntsman International LLC 11/15/20	4.875%	264,000	267,300
03/15/21	8.625%	73,000	81,395
INEOS Group Holdings SA(a) 02/15/19	5.875%	363,000	370,260
JM Huber Corp. Senior Notes(a) 11/01/19	9.875%	520,000	596,700
LYB International Finance BV 07/15/23	4.000%	3,020,000	3,128,639
LyondellBasell Industries NV Senior Unsecured 04/15/19	5.000%	6,455,000	7,235,990
NOVA Chemicals Corp. Senior Unsecured(a) 08/01/23	5.250%	379,000	405,530
PQ Corp. Secured(a) 05/01/18	8.750%	1,101,000	1,200,090
Total			14,946,202
Construction Machinery 0.6%
Ashtead Capital, Inc. Secured(a) 07/15/22	6.500%	175,000	190,313
CNH Industrial Capital LLC 04/15/18	3.625%	4,120,000	4,197,250
Case New Holland Industrial, Inc. 12/01/17	7.875%	1,716,000	2,016,300
Columbus McKinnon Corp. 02/01/19	7.875%	559,000	600,925

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Neff Rental LLC/Finance Corp. Secured(a) 05/15/16	9.625%	408,000	424,320
United Rentals North America, Inc. 05/15/20	7.375%	867,000	960,202
04/15/22	7.625%	175,000	196,875
06/15/23	6.125%	43,000	46,225
11/15/24	5.750%	38,000	39,425
Secured 07/15/18	5.750%	109,000	116,630
Senior Unsecured 02/01/21	8.250%	120,000	134,250
Total			8,922,715
Consumer Cyclical Services 0.1%
ADT Corp. (The) Senior Unsecured 07/15/22	3.500%	273,000	240,923
APX Group, Inc. 12/01/20	8.750%	278,000	283,560
Senior Secured 12/01/19	6.375%	629,000	640,007
Monitronics International, Inc. 04/01/20	9.125%	517,000	550,605
Service Corp. International Senior Unsecured 01/15/22	5.375%	177,000	180,540
Total			1,895,635
Consumer Products 0.5%
Alphabet Holding Co., Inc. Senior Unsecured PIK 11/01/17	7.750%	210,000	217,350
Clorox Co. (The) Senior Unsecured 09/15/22	3.050%	5,185,000	5,073,097
Libbey Glass, Inc. Senior Secured 05/15/20	6.875%	23,000	23,706
Serta Simmons Holdings LLC Senior Unsecured(a) 10/01/20	8.125%	369,000	405,439
Spectrum Brands, Inc. 11/15/20	6.375%	720,000	779,400
Springs Window Fashions LLC Senior Secured(a) 06/01/21	6.250%	275,000	286,000
Tempur Sealy International, Inc. 12/15/20	6.875%	497,000	541,730
Total			7,326,722

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diversified Manufacturing 0.7%
Amsted Industries, Inc.(a) 03/15/22	5.000%	300,000	299,250
Entegris, Inc.(a) 04/01/22	6.000%	202,000	204,525
Gardner Denver, Inc. Senior Unsecured(a) 08/15/21	6.875%	691,000	709,139
General Electric Co. Senior Unsecured 03/11/44	4.500%	7,395,000	7,615,866
Hamilton Sundstrand Corp. Senior Unsecured(a) 12/15/20	7.750%	653,000	708,505
Total			9,537,285
Electric 18.1%
AES Corp. (The) Senior Unsecured 07/01/21	7.375%	204,000	233,580
Appalachian Power Co. Senior Unsecured 03/30/21	4.600%	8,345,000	9,162,026
Berkshire Hathaway Energy Co. Senior Unsecured(a) 11/15/43	5.150%	11,900,000	13,028,081
CMS Energy Corp. Senior Unsecured 09/30/15	4.250%	995,000	1,039,907
02/01/20	6.250%	2,205,000	2,605,214
03/15/22	5.050%	3,150,000	3,545,618
03/31/43	4.700%	2,435,000	2,461,641
03/01/44	4.875%	3,975,000	4,124,325
Calpine Corp. Senior Secured(a) 01/15/22	6.000%	321,000	340,260
CenterPoint Energy Houston Electric LLC 08/01/42	3.550%	10,000,000	8,929,420
04/01/44	4.500%	3,000,000	3,151,908
Connecticut Light & Power Co. (The) 1st Refunding Mortgage 01/15/23	2.500%	1,873,000	1,774,443
DTE Energy Co. Senior Unsecured 06/01/16	6.350%	14,800,000	16,413,851
12/01/23	3.850%	9,645,000	9,903,341
Dominion Resources, Inc. Senior Unsecured 03/15/21	4.450%	1,080,000	1,173,788
09/15/22	2.750%	18,627,000	17,926,010
09/15/42	4.050%	7,799,000	7,145,202

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Corp. Senior Unsecured 09/15/21	3.550%	17,925,000	18,574,100
10/15/23	3.950%	4,890,000	5,074,480
04/15/24	3.750%	2,445,000	2,479,902
Indiana Michigan Power Co. Senior Unsecured 12/01/15	5.650%	1,500,000	1,586,262
03/15/23	3.200%	13,250,000	12,951,279
Ipalco Enterprises, Inc. Senior Secured(a) 04/01/16	7.250%	330,000	362,588
NRG Energy, Inc.(a) 07/15/22	6.250%	790,000	815,675
Oncor Electric Delivery Co. LLC Senior Secured 09/30/17	5.000%	4,000,000	4,441,080
06/01/42	5.300%	5,465,000	6,185,555
PPL Capital Funding, Inc. 06/01/23	3.400%	20,430,000	20,088,206
03/15/24	3.950%	1,565,000	1,602,516
PSEG Power LLC 11/15/18	2.450%	1,295,000	1,304,935
PacifiCorp 1st Mortgage 06/01/23	2.950%	8,525,000	8,326,819
Pacific Gas & Electric Co. Senior Unsecured 10/01/20	3.500%	6,619,000	6,896,495
02/15/24	3.750%	4,385,000	4,457,594
11/15/43	5.125%	6,255,000	6,823,705
02/15/44	4.750%	1,770,000	1,841,413
Progress Energy, Inc. Senior Unsecured 04/01/22	3.150%	16,250,000	16,162,185
Southern California Edison Co. 1st Refunding Mortgage 06/01/21	3.875%	13,024,000	13,944,319
10/01/43	4.650%	2,410,000	2,570,588
TransAlta Corp. Senior Unsecured 01/15/15	4.750%	9,315,000	9,570,891
Xcel Energy, Inc. Senior Unsecured 05/15/20	4.700%	7,145,000	7,907,814
Total			256,927,016
Entertainment 0.6%
AMC Entertainment, Inc. 12/01/20	9.750%	51,000	58,650

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Activision Blizzard, Inc.(a) 09/15/21	5.625%	1,040,000	1,108,900
Six Flags, Inc.(a)(b)(d)(e)(f) 06/01/44	9.625%	259,000	—
Time Warner, Inc. 03/29/41	6.250%	6,360,000	7,613,079
Total			8,780,629
Environmental 1.0%
Waste Management, Inc. 06/30/20	4.750%	8,000,000	8,861,208
09/15/22	2.900%	5,835,000	5,629,147
Total			14,490,355
Food and Beverage 6.3%
ConAgra Foods, Inc. Senior Unsecured 06/15/17	5.819%	4,925,000	5,549,308
09/15/22	3.250%	13,103,000	12,776,146
01/25/23	3.200%	2,005,000	1,934,011
Darling International, Inc.(a) 01/15/22	5.375%	425,000	436,687
Diageo Capital PLC 07/15/20	4.828%	1,970,000	2,211,089
04/29/23	2.625%	10,003,000	9,427,627
Diamond Foods, Inc.(a) 03/15/19	7.000%	94,000	97,290
Heineken NV(a) Senior Unsecured 04/01/22	3.400%	13,875,000	14,020,979
04/01/23	2.750%	4,884,000	4,613,715
PepsiCo, Inc. Senior Unsecured 03/01/23	2.750%	10,785,000	10,287,833
SABMiller Holdings, Inc.(a) 01/15/22	3.750%	26,980,000	27,857,983
TreeHouse Foods, Inc. 03/15/22	4.875%	91,000	92,137
Total			89,304,805
Gaming 0.3%
Boyd Gaming Corp. 07/01/20	9.000%	72,000	79,380
GLP Capital LP/Financing II Inc.(a) 11/01/23	5.375%	355,000	365,650
MGM Resorts International 03/01/18	11.375%	233,000	302,318
10/01/20	6.750%	616,000	680,742

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNK Finance Corp.(a) 08/01/21	6.375%	666,000	699,300
Penn National Gaming, Inc. Senior Unsecured(a) 11/01/21	5.875%	241,000	232,565
Seminole Tribe of Florida, Inc.(a) Senior Secured 10/01/20	6.535%	251,000	278,610
Senior Unsecured 10/01/20	7.804%	390,000	428,356
Seneca Gaming Corp.(a) 12/01/18	8.250%	633,000	677,310
Tunica-Biloxi Gaming Authority Senior Unsecured(a) 11/15/15	9.000%	203,000	168,236
Wynn Macau Ltd. Senior Unsecured(a) 10/15/21	5.250%	542,000	550,130
Total			4,462,597
Gas Distributors 1.5%
Sempra Energy Senior Unsecured 12/01/23	4.050%	20,017,000	20,694,936
Gas Pipelines 9.9%
Access Midstream Partners LP/Finance Corp. 05/15/23	4.875%	752,000	761,400
03/15/24	4.875%	233,000	231,835
CenterPoint Energy Resources Corp. Senior Unsecured 11/01/17	6.125%	7,966,000	9,090,130
Crestwood Midstream Partners LP/Corp.(a) 03/01/22	6.125%	206,000	215,270
El Paso LLC Senior Secured 09/15/20	6.500%	1,139,000	1,256,900
El Paso Pipeline Partners Operating Co. LLC(g) 05/01/24	4.300%	6,395,000	6,411,537
Energy Transfer Partners LP Senior Unsecured 02/01/43	5.150%	2,715,000	2,686,376
Enterprise Products Operating LLC 03/15/23	3.350%	4,410,000	4,344,066
02/15/45	5.100%	4,400,000	4,645,106
Hiland Partners LP/Finance Corp.(a) 10/01/20	7.250%	1,316,000	1,434,440
Kinder Morgan Energy Partners LP Senior Unsecured 03/01/21	3.500%	2,270,000	2,272,946

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/01/22	3.950%	10,032,000	10,088,681
02/15/23	3.450%	13,410,000	12,850,951
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	496,000	534,440
02/15/23	5.500%	753,000	781,237
07/15/23	4.500%	231,000	225,225
Midcontinent Express Pipeline LLC Senior Unsecured(a) 09/15/14	5.450%	9,295,000	9,395,274
NiSource Finance Corp. 02/15/23	3.850%	1,453,000	1,469,041
Northwest Pipeline LLC Senior Unsecured 04/15/17	5.950%	8,479,000	9,490,468
Plains All American Pipeline LP/Finance Corp. Senior Unsecured 06/01/22	3.650%	4,513,000	4,612,494
01/31/23	2.850%	12,050,000	11,448,958
Regency Energy Partners LP/Finance Corp. 07/15/21	6.500%	812,000	872,900
03/01/22	5.875%	213,000	223,118
11/01/23	4.500%	320,000	301,600
Rockies Express Pipeline LLC Senior Unsecured(a) 04/15/15	3.900%	12,795,000	13,002,919
Sabine Pass Liquefaction LLC Senior Secured(a) 03/15/22	6.250%	343,000	359,721
Southern Natural Gas Co. LLC Senior Unsecured(a) 04/01/17	5.900%	16,345,000	18,380,247
Southern Star Central Corp. Senior Unsecured 03/01/16	6.750%	65,000	65,081
Southern Star Central Corp.(a) Senior Unsecured 03/01/16	6.750%	375,000	375,000
TransCanada PipeLines Ltd. Senior Unsecured 10/16/23	3.750%	2,865,000	2,922,678
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured 04/15/16	6.400%	8,983,000	9,893,005
08/01/42	4.450%	263,000	256,754
Total			140,899,798
Health Care 1.8%
Amsurg Corp. 11/30/20	5.625%	276,000	284,970

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Biomet, Inc. 08/01/20	6.500%	96,000	105,000
CHS/Community Health Systems, Inc. Senior Secured 08/15/18	5.125%	825,000	867,281
CHS/Community Health Systems, Inc.(a) 02/01/22	6.875%	565,000	585,481
Senior Secured 08/01/21	5.125%	103,000	105,060
Cardinal Health, Inc. Senior Unsecured 03/15/23	3.200%	6,404,000	6,283,579
Catamaran Corp. 03/15/21	4.750%	104,000	104,780
ConvaTec Finance International SA Senior Unsecured PIK(a) 01/15/19	8.250%	207,000	211,658
ConvaTec Healthcare E SA Senior Unsecured(a) 12/15/18	10.500%	882,000	970,200
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	795,000	841,706
Emdeon, Inc. 12/31/19	11.000%	392,000	453,740
Fresenius Medical Care U.S. Finance II, Inc.(a) 07/31/19	5.625%	192,000	208,800
Fresenius Medical Care U.S. Finance, Inc.(a) 09/15/18	6.500%	383,000	429,917
HCA, Inc. Senior Secured 03/15/19	3.750%	490,000	493,675
02/15/20	6.500%	1,171,000	1,305,665
IMS Health, Inc. Senior Unsecured(a) 11/01/20	6.000%	352,000	371,360
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured 11/01/18	10.500%	263,000	300,478
LifePoint Hospitals, Inc.(a) 12/01/21	5.500%	299,000	310,960
MPH Acquisition Holdings LLC(a) 04/01/22	6.625%	380,000	392,350
McKesson Corp. Senior Unsecured 03/15/23	2.850%	6,845,000	6,524,620
03/15/44	4.883%	1,145,000	1,194,814
Physio-Control International, Inc. Senior Secured(a) 01/15/19	9.875%	227,000	252,538

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
STHI Holding Corp. Secured(a) 03/15/18	8.000%	243,000	257,580
Tenet Healthcare Corp. Senior Secured 06/01/20	4.750%	638,000	641,190
Senior Unsecured 04/01/22	8.125%	914,000	1,014,540
Tenet Healthcare Corp.(a) Senior Secured 10/01/20	6.000%	264,000	277,860
United Surgical Partners International, Inc. 04/01/20	9.000%	362,000	404,083
Total			25,193,885
Healthcare Insurance —%
Centene Corp. Senior Unsecured 05/15/22	4.750%	157,000	157,785
Centene Corp.(g) Senior Unsecured 05/15/22	4.750%	20,000	20,100
Total			177,885
Home Construction 0.2%
Brookfield Residential Properties, Inc./U.S. Corp.(a) 07/01/22	6.125%	147,000	150,308
KB Home 05/15/19	4.750%	202,000	201,495
Meritage Homes Corp. 03/01/18	4.500%	360,000	368,100
04/15/20	7.150%	78,000	86,580
04/01/22	7.000%	174,000	190,747
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	278,000	305,105
Standard Pacific Corp. 12/15/21	6.250%	271,000	289,970
Taylor Morrison Communities, Inc./Monarch, Inc.(a) 04/15/20	7.750%	383,000	420,342
04/15/20	7.750%	132,000	144,870
Total			2,157,517
Independent Energy 3.6%
Antero Resources Corp.(a)(g) 12/01/22	5.125%	272,000	274,380
Antero Resources Finance Corp. 08/01/19	7.250%	98,000	104,782
Antero Resources Finance Corp.(a) 11/01/21	5.375%	273,000	279,142

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apache Corp. Senior Unsecured 01/15/44	4.250%	2,335,000	2,246,903
Athlon Holdings LP/Finance Corp.(a) 04/15/21	7.375%	779,000	841,320
Athlon Holdings LP/Finance Corp.(a)(g) 05/01/22	6.000%	179,000	181,237
Aurora U.S.A. Oil & Gas, Inc.(a) 04/01/20	7.500%	779,000	886,891
Canadian Natural Resources Ltd. Senior Unsecured 04/15/24	3.800%	4,345,000	4,428,698
Canadian Oil Sands Ltd.(a) 04/01/22	4.500%	3,780,000	3,951,820
Senior Unsecured 04/01/42	6.000%	2,165,000	2,452,982
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	434,000	464,380
Chesapeake Energy Corp. 08/15/20	6.625%	1,003,000	1,125,617
02/15/21	6.125%	539,000	590,205
03/15/23	5.750%	794,000	843,625
Comstock Resources, Inc. 06/15/20	9.500%	786,000	898,005
Concho Resources, Inc. 01/15/21	7.000%	1,254,000	1,391,940
01/15/22	6.500%	174,000	190,530
04/01/23	5.500%	88,000	91,630
Continental Resources, Inc. 10/01/19	8.250%	240,000	257,400
09/15/22	5.000%	5,976,000	6,319,620
EP Energy LLC/Everest Acquisition Finance, Inc. 09/01/22	7.750%	130,000	144,788
EP Energy LLC/Finance, Inc. Senior Unsecured 05/01/20	9.375%	531,000	613,305
EXCO Resources, Inc. 04/15/22	8.500%	206,000	211,665
Halcon Resources Corp. 07/15/20	9.750%	28,000	29,960
05/15/21	8.875%	155,000	160,619
Halcon Resources Corp.(a) 07/15/20	9.750%	142,000	151,762
Hess Corp. Senior Unsecured 02/15/41	5.600%	4,170,000	4,715,724
Kodiak Oil & Gas Corp. 01/15/21	5.500%	449,000	462,470
02/01/22	5.500%	1,124,000	1,152,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Laredo Petroleum, Inc. 05/01/22	7.375%	297,000	327,442
Laredo Petroleum, Inc.(a) 01/15/22	5.625%	362,000	368,335
MEG Energy Corp.(a) 03/31/24	7.000%	260,000	275,600
Noble Energy, Inc. Senior Unsecured 11/15/43	5.250%	3,915,000	4,256,408
Oasis Petroleum, Inc. 11/01/21	6.500%	834,000	892,380
01/15/23	6.875%	860,000	930,950
Oasis Petroleum, Inc.(a) 03/15/22	6.875%	344,000	373,240
Parsley Energy LLC/Finance Corp. Senior Unsecured(a) 02/15/22	7.500%	616,000	643,720
QEP Resources, Inc. Senior Unsecured 03/01/21	6.875%	397,000	438,685
RKI Exploration & Production LLC/Finance Corp.(a) 08/01/21	8.500%	81,000	87,885
Range Resources Corp. 06/01/21	5.750%	705,000	754,350
Rice Energy, Inc.(a) 05/01/22	6.250%	241,000	241,301
SM Energy Co. Senior Unsecured 11/15/21	6.500%	294,000	316,050
SandRidge Energy, Inc. 10/15/22	8.125%	198,000	214,335
02/15/23	7.500%	67,000	70,853
Whiting Petroleum Corp. 10/01/18	6.500%	35,000	36,925
03/15/21	5.750%	672,000	720,720
Woodside Finance Ltd.(a) 05/10/21	4.600%	4,295,000	4,634,305
Total			51,046,984
Integrated Energy 1.3%
Cenovus Energy, Inc. Senior Unsecured 09/15/23	3.800%	17,495,000	17,759,647
Life Insurance 3.2%
Five Corners Funding Trust(a) 11/15/23	4.419%	24,925,000	26,011,137

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MetLife, Inc. Senior Unsecured 09/15/23	4.368%	11,950,000	12,836,451
Prudential Covered Trust Secured(a) 09/30/15	2.997%	2,376,000	2,441,977
Prudential Financial, Inc. Senior Unsecured 05/12/41	5.625%	3,590,000	4,149,265
Total			45,438,830
Lodging 0.1%
Hilton Worldwide Finance/Corp.(a) 10/15/21	5.625%	714,000	746,130
Playa Resorts Holding BV Senior Unsecured(a) 08/15/20	8.000%	629,000	682,529
Total			1,428,659
Media Cable 3.8%
CCO Holdings LLC/Capital Corp. 01/15/19	7.000%	162,000	171,113
03/15/21	5.250%	479,000	487,981
04/30/21	6.500%	178,000	190,015
09/30/22	5.250%	41,000	41,000
CSC Holdings LLC Senior Unsecured 02/15/19	8.625%	425,000	506,812
CSC Holdings, Inc. Senior Unsecured 11/15/21	6.750%	176,000	195,800
Cablevision Systems Corp. Senior Unsecured 04/15/20	8.000%	290,000	334,950
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a) 09/15/20	6.375%	595,000	623,262
DIRECTV Holdings LLC/Financing Co., Inc. 03/15/22	3.800%	7,265,000	7,270,754
DISH DBS Corp. 09/01/19	7.875%	840,000	996,450
Mediacom Broadband LLC/Corp. Senior Unsecured(a) 04/15/21	5.500%	52,000	51,870
NBCUniversal Media LLC 04/01/21	4.375%	21,040,000	22,972,145
01/15/43	4.450%	7,790,000	7,713,884
Numericable Group SA(a)(g) Senior Secured 05/15/19	4.875%	332,000	335,320

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/15/22	6.000%	613,000	627,559
05/15/24	6.250%	226,000	231,368
Time Warner Cable, Inc. 09/15/42	4.500%	11,680,000	11,296,487
Videotron Ltd. 07/15/22	5.000%	286,000	288,145
Videotron Ltd.(a) 06/15/24	5.375%	139,000	140,043
WaveDivision Escrow LLC/Corp. Senior Unsecured(a) 09/01/20	8.125%	19,000	20,330
Total			54,495,288
Media Non-Cable 2.8%
21st Century Fox America, Inc. 10/01/43	5.400%	7,120,000	7,836,101
AMC Networks, Inc. 12/15/22	4.750%	935,000	932,662
BSKYB Finance UK PLC(a) 10/15/15	5.625%	2,050,000	2,186,897
British Sky Broadcasting Group PLC(a) 11/26/22	3.125%	12,460,000	12,056,059
CBS Outdoor Americas Capital LLC/Corp.(a) 02/15/22	5.250%	73,000	74,825
02/15/24	5.625%	73,000	75,008
Clear Channel Communications, Inc. PIK 02/01/21	14.000%	286,000	293,150
Clear Channel Communications, Inc. Senior Secured 03/01/21	9.000%	858,000	911,625
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	297,000	320,018
11/15/22	6.500%	455,000	484,575
11/15/22	6.500%	455,000	486,850
Hughes Satellite Systems Corp. 06/15/21	7.625%	340,000	383,350
Intelsat Jackson Holdings SA 04/01/19	7.250%	355,000	380,294
10/15/20	7.250%	690,000	745,200
Intelsat Luxembourg SA 06/01/21	7.750%	251,000	261,668
06/01/23	8.125%	525,000	551,250
Lamar Media Corp.(a) 01/15/24	5.375%	101,000	104,661
MDC Partners, Inc.(a) 04/01/20	6.750%	744,000	786,780
Nielsen Finance Co. SARL (The)(a) 10/01/21	5.500%	566,000	589,347
Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nielsen Finance LLC/Co. 10/01/20	4.500%	682,000	687,115
Nielsen Finance LLC/Co.(a) 04/15/22	5.000%	124,000	124,310
Thomson Reuters Corp. Senior Unsecured 05/23/43	4.500%	8,829,000	8,180,784
Univision Communications, Inc.(a) 05/15/21 8.500% 351,000 386,100 Senior Secured 11/01/20	7.875%	295,000	324,131
09/15/22	6.750%	463,000	509,300
05/15/23	5.125%	209,000	213,180
Total			39,885,240
Metals 1.2%
ArcelorMittal Senior Unsecured 02/25/22	6.750%	573,000	635,621
Arch Coal, Inc. Secured(a) 01/15/19	8.000%	247,000	246,383
BHP Billiton Finance USA Ltd. 09/30/43	5.000%	2,185,000	2,361,821
CONSOL Energy, Inc. 03/01/21	6.375%	25,000	26,344
CONSOL Energy, Inc.(a) 04/15/22	5.875%	206,000	212,180
Calcipar SA Senior Secured(a) 05/01/18	6.875%	359,000	379,643
Constellium NV Senior Unsecured(a)(g) 05/15/24	5.750%	105,000	107,363
FMG Resources August 2006 Proprietary Ltd.(a) 11/01/19	8.250%	265,000	291,500
Newmont Mining Corp. 03/15/42	4.875%	2,975,000	2,570,870
Peabody Energy Corp. 11/15/18	6.000%	617,000	655,562
Rio Tinto Finance USA PLC 08/21/42	4.125%	3,045,000	2,821,460
Teck Resources Ltd. 03/01/42	5.200%	1,880,000	1,734,548
Vale SA Senior Unsecured 09/11/42	5.625%	5,470,000	5,292,334
Total			17,335,629

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Non-Captive Consumer 0.1%
Provident Funding Associates LP/Finance Corp. Senior Notes(a) 02/15/19	10.125%	86,000	94,170
Provident Funding Associates LP/PFG Finance Corp.(a) 06/15/21	6.750%	607,000	620,657
Springleaf Finance Corp. 06/01/20	6.000%	185,000	187,313
10/01/21	7.750%	301,000	332,981
10/01/23	8.250%	226,000	251,990
Total			1,487,111
Non-Captive Diversified 1.9%
Air Lease Corp. Senior Unsecured 03/01/20	4.750%	711,000	757,215
Aircastle Ltd. Senior Unsecured 03/15/21	5.125%	198,000	198,990
CIT Group, Inc. Senior Unsecured 03/15/18	5.250%	420,000	450,450
CIT Group, Inc.(a) Senior Secured 04/01/18 6.625% 705,000 784,312 Senior Unsecured 02/15/19	5.500%	201,000	216,075
General Electric Capital Corp. Senior Unsecured 01/09/23	3.100%	22,680,000	22,444,695
International Lease Finance Corp. Senior Unsecured 09/01/17	8.875%	595,000	708,050
05/15/19	6.250%	907,000	1,001,101
12/15/20	8.250%	186,000	224,363
Total			26,785,251
Oil Field Services 1.1%
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	655,000	697,575
Noble Holding International Ltd. 03/15/22	3.950%	12,879,000	12,915,061
Oil States International, Inc. 01/15/23	5.125%	343,000	384,160
Pacific Drilling SA Senior Secured(a) 06/01/20	5.375%	357,000	347,183
Weatherford International Ltd. 03/15/38	7.000%	1,520,000	1,872,065
Total			16,216,044

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Financial Institutions —%
Icahn Enterprises LP/Finance Corp.(a) 02/01/22	5.875%	401,000	407,015
National Financial Partners Corp. Senior Unsecured(a) 07/15/21	9.000%	159,000	171,323
Total			578,338
Other Industry —%
Unifrax I LLC/Holding Co.(a) 02/15/19	7.500%	159,000	168,143
Packaging 0.2%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a) 01/31/19	6.250%	215,000	224,138
Beverage Packaging Holdings (Luxembourg) II SA(a) 12/15/16	5.625%	114,000	116,423
06/15/17	6.000%	52,000	53,560
Plastipak Holdings, Inc. Senior Unsecured(a) 10/01/21	6.500%	579,000	602,160
Reynolds Group Issuer, Inc. LLC Senior Secured 10/15/20	5.750%	208,000	216,320
Reynolds Group Issuer, Inc./LLC 04/15/19	9.000%	166,000	177,205
08/15/19	9.875%	225,000	249,750
02/15/21 8.250% 254,000 274,637 Senior Secured 08/15/19	7.875%	281,000	308,397
Signode Industrial Group Luxembourg SA/US, Inc. Senior Unsecured(a) 05/01/22	6.375%	437,000	441,370
Total			2,663,960
Pharmaceuticals 1.0%
Amgen, Inc. Senior Unsecured 05/15/43	5.375%	10,745,000	11,715,832
Capsugel SA Senior Unsecured PIK(a) 05/15/19	7.000%	65,000	67,356
Grifols Worldwide Operations Ltd. Senior Unsecured(a) 04/01/22	5.250%	445,000	451,675
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a) 12/01/19	9.500%	206,000	227,630
Valeant Pharmaceuticals International, Inc.(a) 08/15/18	6.750%	243,000	263,048

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12/01/21	5.625%	203,000	211,120
Valeant Pharmaceuticals International(a) 10/15/20	6.375%	1,452,000	1,560,900
Total			14,497,561
Property & Casualty 3.2%
Alleghany Corp. Senior Unsecured 06/27/22	4.950%	9,878,000	10,740,636
CNA Financial Corp. Senior Unsecured 08/15/20	5.875%	11,651,000	13,546,420
HUB International Ltd. Senior Unsecured(a) 10/01/21	7.875%	919,000	981,032
Liberty Mutual Group, Inc.(a) 05/01/22	4.950%	13,686,000	14,763,882
Loews Corp. Senior Unsecured 05/15/23	2.625%	5,460,000	5,109,965
Total			45,141,935
Railroads 1.5%
Burlington Northern Santa Fe LLC Senior Unsecured 03/15/43	4.450%	3,010,000	2,956,681
09/01/43	5.150%	895,000	979,064
04/01/44	4.900%	1,265,000	1,344,767
CSX Corp. Senior Unsecured 03/15/44	4.100%	7,190,000	6,730,235
Canadian Pacific Railway Co. Senior Unsecured 03/15/23	4.450%	7,939,000	8,448,192
Florida East Coast Holdings Corp.(a) 05/01/20	9.750%	293,000	301,790
Senior Secured 05/01/19	6.750%	410,000	421,275
Total			21,182,004
Restaurants 0.7%
Yum! Brands, Inc. Senior Unsecured 11/01/20	3.875%	2,000,000	2,084,415
11/01/21	3.750%	7,615,000	7,771,367
Total			9,855,782

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.6%
AutoNation, Inc. 02/01/20	5.500%	249,000	270,788
Burlington Coat Factory Warehouse Corp. 02/15/19	10.000%	352,000	388,960
J. Crew Group, Inc. Senior Unsecured PIK(a) 05/01/19	7.750%	245,000	253,575
Jo-Ann Stores, Inc. Senior Unsecured(a) 03/15/19	8.125%	284,000	295,005
L Brands, Inc. 05/01/20	7.000%	500,000	570,000
Michaels Stores, Inc.(a) 12/15/20	5.875%	129,000	130,935
Rite Aid Corp. 06/15/21	6.750%	315,000	342,562
Senior Unsecured 02/15/27	7.700%	198,000	217,800
Sally Holdings LLC/Capital, Inc. 11/15/19	6.875%	828,000	905,625
Target Corp. Senior Unsecured 07/01/42	4.000%	5,350,000	5,038,598
Total			8,413,848
Technology 1.9%
Alliance Data Systems Corp.(a) 12/01/17	5.250%	624,000	658,320
04/01/20	6.375%	15,000	15,975
Ancestry.com, Inc. Senior Unsecured PIK(a) 10/15/18	9.625%	350,000	366,625
Audatex North America, Inc.(a) 06/15/21	6.000%	294,000	315,315
11/01/23	6.125%	199,000	212,681
Brocade Communications Systems, Inc. Senior Secured 01/15/20	6.875%	175,000	187,250
CDW LLC/Finance Corp. 04/01/19	8.500%	427,000	467,565
Cardtronics, Inc. 09/01/18	8.250%	620,000	658,750
Corning, Inc. Senior Unsecured 11/15/23	3.700%	4,785,000	4,876,441
Equinix, Inc. Senior Unsecured 04/01/20	4.875%	558,000	569,160

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Data Corp. 01/15/21	12.625%	415,000	498,000
08/15/21	11.750%	27,000	28,755
First Data Corp.(a) Secured 01/15/21	8.250%	888,000	956,820
Senior Secured 08/15/20	8.875%	520,000	576,550
11/01/20	6.750%	615,000	662,662
Goodman Networks, Inc. Senior Secured 07/01/18	12.125%	47,000	51,935
Goodman Networks, Inc.(a) Senior Secured 07/01/18	12.375%	209,000	230,423
Iron Mountain, Inc. 08/15/23	6.000%	210,000	223,125
NCR Corp.(a) Senior Unsecured 12/15/21	5.875%	113,000	119,498
12/15/23	6.375%	588,000	627,690
NXP BV/Funding LLC(a) 02/15/21	5.750%	303,000	320,422
Nuance Communications, Inc.(a) 08/15/20	5.375%	572,000	574,860
Oracle Corp. Senior Unsecured 10/15/22	2.500%	13,585,000	12,966,054
VeriSign, Inc. 05/01/23	4.625%	382,000	365,765
Total			26,530,641
Transportation Services 1.4%
ERAC U.S.A. Finance LLC(a) 03/15/42	5.625%	7,005,000	7,828,571
FedEx Corp. 01/15/24	4.000%	11,295,000	11,654,237
Hertz Corp. (The) 10/15/18	7.500%	675,000	715,500
LBC Tank Terminals Holding Netherlands BV(a) 05/15/23	6.875%	211,000	223,660
Total			20,421,968
Wireless 2.4%
Altice SA(a)(g) 05/15/22	7.750%	437,000	455,573
America Movil SAB de CV Senior Unsecured 07/16/42	4.375%	770,000	697,540

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured 12/15/17	2.381%	980,000	991,104
Crown Castle International Corp. Senior Unsecured 01/15/23	5.250%	1,083,000	1,112,782
Rogers Communications, Inc. 03/15/23	3.000%	22,045,000	21,068,362
SBA Communications Corp. Senior Unsecured 10/01/19	5.625%	17,000	17,829
SBA Telecommunications, Inc. 08/15/19	8.250%	582,000	614,592
07/15/20	5.750%	365,000	383,250
Sprint Communications, Inc. Senior Unsecured 08/15/17	8.375%	127,000	149,225
11/15/22	6.000%	518,000	521,885
Sprint Communications, Inc.(a) 11/15/18	9.000%	1,214,000	1,484,115
03/01/20	7.000%	465,000	536,494
Sprint Corp.(a) 09/15/21	7.250%	679,000	740,110
T-Mobile USA, Inc. 04/28/20	6.542%	156,000	167,700
04/28/21	6.633%	457,000	493,560
01/15/22	6.125%	192,000	201,840
04/28/22	6.731%	299,000	322,546
04/01/23	6.625%	110,000	117,700
04/28/23	6.836%	151,000	162,514
01/15/24	6.500%	192,000	201,360
Vodafone Group PLC Senior Unsecured 02/19/43	4.375%	2,838,000	2,621,268
Wind Acquisition Finance SA(a) 04/23/21 7.375% 518,000 532,245 Senior Secured 04/30/20	6.500%	778,000	834,405
Total			34,427,999
Wirelines 5.6%
AT&T, Inc. Senior Unsecured 06/15/45	4.350%	29,810,000	26,850,821
CenturyLink, Inc. Senior Unsecured 12/01/23	6.750%	400,000	429,000
Frontier Communications Corp. Senior Unsecured 07/01/21	9.250%	497,000	587,702

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Communications, Inc. Senior Unsecured 02/01/19	11.875%	681,000	767,827
Level 3 Financing, Inc. 07/01/19	8.125%	233,000	254,844
06/01/20	7.000%	176,000	189,640
07/15/20	8.625%	150,000	168,000
Level 3 Financing, Inc.(a) 01/15/21	6.125%	233,000	244,650
Level 3 Financing, Inc.(a)(h) 01/15/18	3.846%	111,000	112,665
Verizon Communications, Inc. Senior Unsecured 11/01/21	3.500%	7,700,000	7,828,197
03/15/24	4.150%	12,000,000	12,294,900
11/01/42	3.850%	21,733,000	18,780,412
09/15/43	6.550%	8,485,000	10,466,197
Windstream Corp. 10/15/20	7.750%	288,000	311,040
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	244,000	282,430
Senior Secured 01/01/20	8.125%	572,000	627,770
Total			80,196,095
Total Corporate Bonds & Notes (Cost: $1,202,256,308)			1,231,207,280

Residential Mortgage-Backed Securities — Agency —%

Government National Mortgage Association(i) 01/15/19	10.000%	16	16
Total Residential Mortgage-Backed Securities — Agency (Cost: $16)			16

U.S. Treasury Obligations 3.5%

U.S. Treasury 01/31/19	1.500%	2,220,000	2,208,032
11/15/23	2.750%	14,095,000	14,246,962
02/15/24	2.750%	33,295,000	33,586,331
Total U.S. Treasury Obligations (Cost: $49,634,335)			50,041,325

Foreign Government Obligations(j) 0.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico 0.1%
Petroleos Mexicanos 06/27/44	5.500%	2,000,000	1,960,000
Netherlands 0.3%
Petrobras Global Finance BV 05/20/43	5.625%	4,275,000	3,758,678
Total Foreign Government Obligations (Cost: $5,304,249)			5,718,678

Senior Loans 0.6%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Brokerage 0.1%
Nuveen Investments, Inc. 2nd Lien Tranche B Term Loan(h)(k) 02/28/19	6.500%	595,966	600,251
Chemicals —%
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc. Tranche B Term Loan(h)(k) 02/01/20	4.000%	302,712	301,617
Construction Machinery —%
CPM Acquisition Corp. 1st Lien Term Loan(h)(k) 08/29/17	6.250%	514,230	516,158
Diversified Manufacturing —%
Gardner Denver, Inc. Term Loan(h)(k) 07/30/20	4.250%	208,906	208,493
Entertainment —%
Time, Inc. Tranche B Term Loan(h)(k) 04/04/21	4.250%	282,000	281,177
Food and Beverage —%
Diamond Foods, Inc. Term Loan(h)(k) 08/20/18	4.250%	70,823	70,645

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Health Care 0.1%
American Renal Holdings, Inc. 2nd Lien Term Loan(h)(k) 03/20/20	8.500%	302,000	301,245
CHS/Community Health Systems, Inc. Tranche D Term Loan(h)(k) 01/27/21	4.250%	139,650	140,129
US Renal Care, Inc. 1st Lien Tranche B-2 Term Loan(h)(k) 07/03/19	4.250%	743,275	742,034
United Surgical Partners International, Inc. Tranche B Term Loan(h)(k) 04/03/19	4.750%	366,999	367,303
Total			1,550,711
Lodging —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(h)(k) 12/28/20	6.250%	105,000	106,312
Playa Resorts Holding Term Loan(h)(k) 08/09/19	4.000%	168,155	167,841
Total			274,153
Metals —%
Arch Coal, Inc. Term Loan(h)(k) 05/16/18	6.250%	483,545	469,643
Other Industry —%
Interline Brands, Inc. 1st Lien Term Loan(g)(h)(k) 03/17/21	4.000%	141,000	139,855
Property & Casualty 0.1%
Asurion LLC(h)(k) 2nd Lien Term Loan 03/03/21	8.500%	654,000	671,167

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche B-1 Term Loan 05/24/19	5.000%	667,796	668,170
Total			1,339,337
Retailers 0.1%
Men's Wearhouse, Inc. Tranche B Term Loan(h)(k) 04/16/21	4.500%	202,000	201,747
Neiman Marcus Group, Inc. (The) Term Loan(h)(k) 10/25/20	4.250%	458,850	457,304
Rite Aid Corp. 2nd Lien Tranche 1 Term Loan(h)(k) 08/21/20	5.750%	426,000	433,455
Total			1,092,506
Technology 0.2%
Applied Systems, Inc.(h)(k) 1st Lien Term Loan 01/25/21	4.250%	41,895	41,813
2nd Lien Term Loan 01/24/22	7.500%	49,000	49,490
Avago Technologies Ltd. Tranche B Term Loan(g)(h)(k) 12/16/20	3.750%	432,000	433,140
Blue Coat Systems, Inc. 2nd Lien Term Loan(h)(k) 06/26/20	9.500%	529,000	531,645
ION Trading Technologies SARL 2nd Lien Term Loan(h)(k) 05/22/21	8.250%	716,693	718,485
Interactive Data Corp. Tranche B Term Loan(g)(h)(k) 04/07/21	4.750%	277,000	276,078
Triple Point Group Holdings, Inc. 2nd Lien Term Loan(h)(k) 07/10/21	9.250%	134,000	120,600
Total			2,171,251
Total Senior Loans (Cost: $8,960,558)			9,015,797

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Common Stocks —%

Issuer	Shares	Value ($)
Financials —%
Insurance —%
Washington Funding Trust LII D Escrow(b)(d)(e)(f)	1,075	—
WMI Holdings Corp.(f)	21,286	63,752
Total		63,752
Total Financials		63,752
Total Common Stocks (Cost: $1,077,709)		63,752

Money Market Funds 6.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.092%(l)(m)	98,299,930	98,299,930
Total Money Market Funds (Cost: $98,299,930)		98,299,930
Total Investments (Cost: $1,365,533,105)		1,394,346,778
Other Assets & Liabilities, Net		26,747,824
Net Assets		1,421,094,602

Investments in Derivatives

Futures Contracts Outstanding at April 30, 2014

At April 30, 2014, cash totaling $4,574,000 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10yr Note	(1,485)	USD	(184,766,492)	06/2014	—	(235,681)
US 5yr Note	(26)	USD	(3,105,781)	06/2014	11,048	—
US Long Bond	(1,109)	USD	(149,645,688)	06/2014	—	(3,086,070)
US Ultra T-Bond	(91)	USD	(13,402,594)	06/2014	—	(407,254)
Total					11,048	(3,729,005)

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the value of these securities amounted to $233,773,246 or 16.45% of net assets.

(b)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2014 was $9,525, representing less than 0.01% of net assets. Information concerning such security holdings at April 30, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Six Flags, Inc. 06/01/44 9.625%	05/07/2010	—
Washington Funding Trust LII D Escrow	03/05/2007	—
Washington Mutual Bank Subordinated Notes 01/15/15 5.125%	03/10/2006 - 05/14/2008	5,688,448

(c)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2014, the value of these securities amounted to $9,525, which represents less than 0.01% of net assets.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2014, the value of these securities amounted to $9,525, which represents less than 0.01% of net assets.

(e)  Negligible market value.

(f)  Non-income producing.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Notes to Portfolio of Investments (continued)

(g)  Represents a security purchased on a when-issued or delayed delivery basis.

(h)  Variable rate security.

(i)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(j)  Principal and interest may not be guaranteed by the government.

(k)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(l)  The rate shown is the seven-day current annualized yield at April 30, 2014.

(m)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	93,058,854	732,418,187	(727,177,111)	98,299,930	69,620	98,299,930

Abbreviation Legend

PIK    Payment-in-Kind

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Banking	—	62,526,367	9,525	62,535,892
All Other Industries	—	1,168,671,388	—	1,168,671,388
Residential Mortgage-Backed Securities — Agency	—	16	—	16
U.S. Treasury Obligations	50,041,325	—	—	50,041,325
Foreign Government Obligations	—	5,718,678	—	5,718,678
Total Bonds	50,041,325	1,236,916,449	9,525	1,286,967,299
Other
Senior Loans
Lodging	—	167,841	106,312	274,153
All Other Industries	—	8,741,644	—	8,741,644
Total Other	—	8,909,485	106,312	9,015,797

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Financials	63,752	—	—	63,752
Total Equity Securities	63,752	—	—	63,752
Mutual Funds
Money Market Funds	98,299,930	—	—	98,299,930
Total Mutual Funds	98,299,930	—	—	98,299,930
Investments in Securities	148,405,007	1,245,825,934	115,837	1,394,346,778
Derivatives
Assets
Futures Contracts	11,048	—	—	11,048
Liabilities
Futures Contracts	(3,729,005)	—	—	(3,729,005)
Total	144,687,050	1,245,825,934	115,837	1,390,628,821

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company's bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.

Certain senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Corporate Income Fund

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,267,233,175)	$1,296,046,848
Affiliated issuers (identified cost $98,299,930)	98,299,930
Total investments (identified cost $1,365,533,105)	1,394,346,778
Margin deposits	4,574,000
Receivable for:
Investments sold	25,935,313
Capital shares sold	3,530,529
Dividends	7,286
Interest	13,304,504
Reclaims	1,763
Expense reimbursement due from Investment Manager	305
Prepaid expenses	3,410
Trustees' deferred compensation plan	73,134
Other assets	81,718
Total assets	1,441,858,740
Liabilities
Disbursements in excess of cash	6,489
Payable for:
Investments purchased	5,503,296
Investments purchased on a delayed delivery basis	9,429,285
Capital shares purchased	685,922
Dividend distributions to shareholders	3,509,252
Variation margin	1,337,851
Investment management fees	16,558
Distribution and/or service fees	2,123
Transfer agent fees	132,067
Administration fees	2,532
Chief compliance officer expenses	68
Other expenses	65,561
Trustees' deferred compensation plan	73,134
Total liabilities	20,764,138
Net assets applicable to outstanding capital stock	$1,421,094,602
Represented by
Paid-in capital	$1,399,891,075
Excess of distributions over net investment income	(631,685)
Accumulated net realized loss	(2,835,681)
Unrealized appreciation (depreciation) on:
Investments	28,813,673
Futures contracts	(3,717,957)
Swap contracts	(424,823)
Total — representing net assets applicable to outstanding capital stock	$1,421,094,602

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Corporate Income Fund

Statement of Assets and Liabilities (continued)

April 30, 2014

Class A
Net assets	$120,602,887
Shares outstanding	11,820,445
Net asset value per share	$10.20
Maximum offering price per share(a)	$10.71
Class B
Net assets	$1,259,478
Shares outstanding	123,459
Net asset value per share	$10.20
Class C
Net assets	$15,586,939
Shares outstanding	1,527,811
Net asset value per share	$10.20
Class I
Net assets	$676,152,572
Shares outstanding	66,261,822
Net asset value per share	$10.20
Class R4
Net assets	$11,454,402
Shares outstanding	1,124,085
Net asset value per share	$10.19
Class R5
Net assets	$1,629,748
Shares outstanding	159,992
Net asset value per share	$10.19
Class W
Net assets	$132,165,730
Shares outstanding	12,953,476
Net asset value per share	$10.20
Class Y
Net assets	$28,137
Shares outstanding	2,758
Net asset value per share	$10.20
Class Z
Net assets	$462,214,709
Shares outstanding	45,306,704
Net asset value per share	$10.20

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Corporate Income Fund

Statement of Operations

Year Ended April 30, 2014

Net investment income
Income:
Dividends — affiliated issuers	$69,620
Interest	53,224,208
Foreign taxes withheld	(479)
Total income	53,293,349
Expenses:
Investment management fees	6,040,737
Distribution and/or service fees
Class A	307,340
Class B	17,739
Class C	189,348
Class W	364,794
Transfer agent fees
Class A	235,582
Class B	3,373
Class C	36,120
Class R4	10,021
Class R5	1,158
Class W	278,684
Class Z	915,263
Administration fees	923,677
Compensation of board members	51,263
Custodian fees	21,056
Printing and postage fees	78,025
Registration fees	114,744
Professional fees	74,322
Chief compliance officer expenses	681
Other	34,845
Total expenses	9,698,772
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,218)
Fees waived by Distributor — Class C	(28,402)
Expense reductions	(2,217)
Total net expenses	9,666,935
Net investment income	43,626,414
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(10,456,127)
Futures contracts	11,673,992
Net realized gain	1,217,865
Net change in unrealized appreciation (depreciation) on:
Investments	(22,293,701)
Futures contracts	2,092,577
Net change in unrealized appreciation (depreciation)	(20,201,124)
Net realized and unrealized loss	(18,983,259)
Net increase in net assets resulting from operations	$24,643,155

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Corporate Income Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2014	Year Ended April 30, 2013(a)
Operations
Net investment income	$43,626,414	$48,346,706
Net realized gain	1,217,865	73,062,428
Net change in unrealized appreciation (depreciation)	(20,201,124)	7,447,880
Net increase in net assets resulting from operations	24,643,155	128,857,014
Distributions to shareholders
Net investment income
Class A	(3,442,273)	(4,247,746)
Class B	(36,184)	(67,627)
Class C	(415,438)	(533,389)
Class I	(20,805,824)	(20,380,660)
Class R4	(156,773)	(1,549)
Class R5	(73,344)	(177)
Class W	(4,095,727)	(4,782,370)
Class Y	(284)	(37)
Class Z	(14,566,339)	(18,333,520)
Net realized gains
Class A	(3,796,109)	(2,972,562)
Class B	(52,362)	(60,172)
Class C	(574,543)	(470,063)
Class I	(22,405,768)	(11,858,459)
Class R4	(128,815)	(50)
Class R5	(24,050)	(50)
Class W	(4,326,368)	(2,952,768)
Class Y	(76)	(50)
Class Z	(15,076,305)	(12,593,986)
Total distributions to shareholders	(89,976,582)	(79,255,235)
Increase (decrease) in net assets from capital stock activity	11,964,890	17,040,442
Total increase (decrease) in net assets	(53,368,537)	66,642,221
Net assets at beginning of year	1,474,463,139	1,407,820,918
Net assets at end of year	$1,421,094,602	$1,474,463,139
Excess of distributions over net investment income	$(631,685)	$(650,351)

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Corporate Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2014		Year Ended April 30, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	3,258,187	33,246,804	4,628,237	48,804,482
Distributions reinvested	641,459	6,433,644	597,175	6,305,905
Redemptions	(5,230,527)	(53,241,562)	(4,113,395)	(43,323,508)
Net increase (decrease)	(1,330,881)	(13,561,114)	1,112,017	11,786,879
Class B shares
Subscriptions	10,570	108,811	48,341	509,739
Distributions reinvested	6,482	64,896	8,222	86,790
Redemptions(b)	(123,653)	(1,258,672)	(130,349)	(1,370,185)
Net decrease	(106,601)	(1,084,965)	(73,786)	(773,656)
Class C shares
Subscriptions	226,891	2,321,624	1,170,822	12,344,941
Distributions reinvested	83,757	838,991	79,202	836,527
Redemptions	(1,109,311)	(11,303,100)	(580,590)	(6,116,863)
Net increase (decrease)	(798,663)	(8,142,485)	669,434	7,064,605
Class I shares
Subscriptions	13,440,286	137,793,223	3,787,177	40,244,010
Distributions reinvested	4,309,020	43,211,399	3,053,663	32,238,969
Redemptions	(8,539,593)	(86,312,320)	(5,758,306)	(60,629,655)
Net increase	9,209,713	94,692,302	1,082,534	11,853,324
Class R4 shares
Subscriptions	1,101,060	11,092,780	81,233	859,913
Distributions reinvested	28,495	285,371	143	1,519
Redemptions	(86,688)	(868,215)	(158)	(1,673)
Net increase	1,042,867	10,509,936	81,218	859,759
Class R5 shares
Subscriptions	990,899	10,019,149	10,974	116,293
Distributions reinvested	9,629	97,219	14	146
Redemptions	(851,524)	(8,557,883)	—	—
Net increase	149,004	1,558,485	10,988	116,439
Class W shares
Subscriptions	3,476,907	35,522,137	4,879,966	51,449,757
Distributions reinvested	839,277	8,421,917	732,702	7,734,957
Redemptions	(6,281,368)	(64,187,468)	(6,500,130)	(68,750,110)
Net decrease	(1,965,184)	(20,243,414)	(887,462)	(9,565,396)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Corporate Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2014		Year Ended April 30, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	2,524	25,221	231	2,500
Distributions reinvested	18	184	1	6
Redemptions	(16)	(158)	—	—
Net increase	2,526	25,247	232	2,506
Class Z shares
Subscriptions	9,999,802	101,808,827	18,655,505	197,776,815
Distributions reinvested	1,232,786	12,363,980	977,555	10,324,033
Redemptions	(16,340,042)	(165,961,909)	(20,149,210)	(212,404,866)
Net decrease	(5,107,454)	(51,789,102)	(516,150)	(4,304,018)
Total net increase	1,095,327	11,964,890	1,479,025	17,040,442

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia Corporate Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,						Year Ended March 31,
Class A	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.67		$10.30		$10.19		$9.71		$9.53		$7.61
Income from investment operations:
Net investment income	0.29		0.32		0.03		0.35		0.50		0.54
Net realized and unrealized gain (loss)	(0.14)		0.59		0.11		0.49		0.19		1.95
Total from investment operations	0.15		0.91		0.14		0.84		0.69		2.49
Less distributions to shareholders:
Net investment income	(0.29)		(0.32)		(0.03)		(0.36)		(0.51)		(0.57)
Net realized gains	(0.33)		(0.22)		—		—		—		—
Total distributions to shareholders	(0.62)		(0.54)		(0.03)		(0.36)		(0.51)		(0.57)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$10.20		$10.67		$10.30		$10.19		$9.71		$9.53
Total return	1.60%		8.97%		1.35%		8.83%		7.43%		33.42%
Ratios to average net assets(c)
Total gross expenses	0.96%		0.96%		0.97	%(d)	0.98	%(e)	1.03	%(f)	0.95	%(e)
Total net expenses(g)	0.96	%(h)	0.95	%(h)	0.92	%(d)	0.93	%(e)(h)	0.96	%(f)(h)	0.95	%(e)(h)
Net investment income	2.80%		3.04%		3.30	%(d)	3.54%		5.14%		6.04%
Supplemental data
Net assets, end of period (in thousands)	$120,603		$140,322		$123,974		$119,473		$81,879		$85,361
Portfolio turnover	105%		109%		6%		183%		108%		131%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
30

Columbia Corporate Income Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class B	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.67		$10.30		$10.19		$9.71		$9.53		$7.61
Income from investment operations:
Net investment income	0.21		0.24		0.02		0.28		0.43		0.48
Net realized and unrealized gain (loss)	(0.14)		0.59		0.11		0.49		0.19		1.95
Total from investment operations	0.07		0.83		0.13		0.77		0.62		2.43
Less distributions to shareholders:
Net investment income	(0.21)		(0.24)		(0.02)		(0.29)		(0.44)		(0.51)
Net realized gains	(0.33)		(0.22)		—		—		—		—
Total distributions to shareholders	(0.54)		(0.46)		(0.02)		(0.29)		(0.44)		(0.51)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$10.20		$10.67		$10.30		$10.19		$9.71		$9.53
Total return	0.84%		8.16%		1.29%		8.02%		6.64%		32.44%
Ratios to average net assets(c)
Total gross expenses	1.71%		1.71%		1.72	%(d)	1.75	%(e)	1.78	%(f)	1.70	%(e)
Total net expenses(g)	1.71	%(h)	1.70	%(h)	1.67	%(d)	1.68	%(e)(h)	1.71	%(f)(h)	1.70	%(e)(h)
Net investment income	2.04%		2.32%		2.55	%(d)	2.84%		4.42%		5.33%
Supplemental data
Net assets, end of period (in thousands)	$1,259		$2,455		$3,129		$3,173		$4,344		$6,583
Portfolio turnover	105%		109%		6%		183%		108%		131%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
31

Columbia Corporate Income Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class C	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.67		$10.30		$10.19		$9.71		$9.53		$7.61
Income from investment operations:
Net investment income	0.22		0.26		0.02		0.29		0.44		0.49
Net realized and unrealized gain (loss)	(0.13)		0.58		0.11		0.49		0.20		1.95
Total from investment operations	0.09		0.84		0.13		0.78		0.64		2.44
Less distributions to shareholders:
Net investment income	(0.23)		(0.25)		(0.02)		(0.30)		(0.46)		(0.52)
Net realized gains	(0.33)		(0.22)		—		—		—		—
Total distributions to shareholders	(0.56)		(0.47)		(0.02)		(0.30)		(0.46)		(0.52)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$10.20		$10.67		$10.30		$10.19		$9.71		$9.53
Total return	0.99%		8.32%		1.30%		8.18%		6.79%		32.63%
Ratios to average net assets(c)
Total gross expenses	1.71%		1.71%		1.72	%(d)	1.73	%(e)	1.78	%(f)	1.70	%(e)
Total net expenses(g)	1.56	%(h)	1.55	%(h)	1.52	%(d)	1.53	%(e)(h)	1.56	%(f)(h)	1.55	%(e)(h)
Net investment income	2.20%		2.42%		2.69	%(d)	2.93%		4.55%		5.45%
Supplemental data
Net assets, end of period (in thousands)	$15,587		$24,821		$17,062		$16,074		$9,952		$11,265
Portfolio turnover	105%		109%		6%		183%		108%		131%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
32

Columbia Corporate Income Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class I	2014	2013	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$10.67	$10.30	$10.19		$9.71		$9.84
Income from investment operations:
Net investment income	0.33	0.37	0.03		0.38		0.25
Net realized and unrealized gain (loss)	(0.14)	0.58	0.11		0.50		(0.11)
Total from investment operations	0.19	0.95	0.14		0.88		0.14
Less distributions to shareholders:
Net investment income	(0.33)	(0.36)	(0.03)		(0.40)		(0.27)
Net realized gains	(0.33)	(0.22)	—		—		—
Total distributions to shareholders	(0.66)	(0.58)	(0.03)		(0.40)		(0.27)
Net asset value, end of period	$10.20	$10.67	$10.30		$10.19		$9.71
Total return	2.04%	9.43%	1.38%		9.23%		1.50%
Ratios to average net assets(c)
Total gross expenses	0.52%	0.53%	0.55	%(d)	0.54	%(e)	0.65	%(d)(e)
Total net expenses(f)	0.52%	0.53%	0.55	%(d)	0.54	%(e)(g)	0.65	%(d)(e)(g)
Net investment income	3.25%	3.47%	3.68	%(d)	3.81%		5.15	%(d)
Supplemental data
Net assets, end of period (in thousands)	$676,153	$608,842	$576,449		$560,564		$98,729
Portfolio turnover	105%	109%	6%		183%		108%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
33

Columbia Corporate Income Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.65		$10.81
Income from investment operations:
Net investment income	0.31		0.14
Net realized and unrealized gain (loss)	(0.13)		0.07
Total from investment operations	0.18		0.21
Less distributions to shareholders:
Net investment income	(0.31)		(0.15)
Net realized gains	(0.33)		(0.22)
Total distributions to shareholders	(0.64)		(0.37)
Net asset value, end of period	$10.19		$10.65
Total return	1.95%		2.03%
Ratios to average net assets(b)
Total gross expenses	0.72%		0.74	%(c)
Total net expenses(d)	0.71	%(e)	0.71	%(c)
Net investment income	3.13%		2.97	%(c)
Supplemental data
Net assets, end of period (in thousands)	$11,454		$865
Portfolio turnover	105%		109%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
34

Columbia Corporate Income Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.65	$10.81
Income from investment operations:
Net investment income	0.33	0.14
Net realized and unrealized gain (loss)	(0.13)	0.08
Total from investment operations	0.20	0.22
Less distributions to shareholders:
Net investment income	(0.33)	(0.16)
Net realized gains	(0.33)	(0.22)
Total distributions to shareholders	(0.66)	(0.38)
Net asset value, end of period	$10.19	$10.65
Total return	2.09%	2.08%
Ratios to average net assets(b)
Total gross expenses	0.57%	0.58	%(c)
Total net expenses(d)	0.57%	0.58	%(c)
Net investment income	3.17%	3.05	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,630	$117
Portfolio turnover	105%	109%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
35

Columbia Corporate Income Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class W	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$10.67		$10.30		$10.19		$9.71		$9.84
Income from investment operations:
Net investment income	0.29		0.32		0.03		0.35		0.23
Net realized and unrealized gain (loss)	(0.14)		0.59		0.11		0.49		(0.10)
Total from investment operations	0.15		0.91		0.14		0.84		0.13
Less distributions to shareholders:
Net investment income	(0.29)		(0.32)		(0.03)		(0.36)		(0.26)
Net realized gains	(0.33)		(0.22)		—		—		—
Total distributions to shareholders	(0.62)		(0.54)		(0.03)		(0.36)		(0.26)
Net asset value, end of period	$10.20		$10.67		$10.30		$10.19		$9.71
Total return	1.60%		8.97%		1.35%		8.83%		1.31%
Ratios to average net assets(c)
Total gross expenses	0.96%		0.96%		0.97	%(d)	0.98	%(e)	1.06	%(d)(e)
Total net expenses(f)	0.96	%(g)	0.95	%(g)	0.92	%(d)	0.93	%(e)(g)	0.95	%(d)(e)(g)
Net investment income	2.81%		3.06%		3.30	%(d)	3.50%		4.70	%(d)
Supplemental data
Net assets, end of period (in thousands)	$132,166		$159,179		$162,775		$159,553		$104,340
Portfolio turnover	105%		109%		6%		183%		108%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
36

Columbia Corporate Income Fund

Financial Highlights (continued)

	Year Ended April 30,
Class Y	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.66	$10.82
Income from investment operations
Net investment income	0.33	0.17
Net realized and unrealized gain (loss)	(0.13)	0.05
Total from investment operations	0.20	0.22
Less distributions to shareholders:
Net investment income	(0.33)	(0.16)
Net realized gains	(0.33)	(0.22)
Total distributions to shareholders	(0.66)	(0.38)
Net asset value, end of period	$10.20	$10.66
Total return	2.14%	2.09%
Ratios to average net assets(b)
Total gross expenses	0.51%	0.45	%(c)
Total net expenses(d)	0.51%	0.45	%(c)
Net investment income	3.30%	3.35	%(c)
Supplemental data
Net assets, end of period (in thousands)	$28	$2
Portfolio turnover	105%	109%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
37

Columbia Corporate Income Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class Z	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.67		$10.30		$10.19		$9.71		$9.53		$7.61
Income from investment operations:
Net investment income	0.31		0.35		0.03		0.38		0.52		0.56
Net realized and unrealized gain (loss)	(0.14)		0.58		0.11		0.49		0.20		1.96
Total from investment operations	0.17		0.93		0.14		0.87		0.72		2.52
Less distributions to shareholders:
Net investment income	(0.31)		(0.34)		(0.03)		(0.39)		(0.54)		(0.60)
Net realized gains	(0.33)		(0.22)		—		—		—		—
Total distributions to shareholders	(0.64)		(0.56)		(0.03)		(0.39)		(0.54)		(0.60)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$10.20		$10.67		$10.30		$10.19		$9.71		$9.53
Total return	1.85%		9.24%		1.37%		9.10%		7.70%		33.74%
Ratios to average net assets(c)
Total gross expenses	0.71%		0.71%		0.72	%(d)	0.73	%(e)	0.78	%(f)	0.70	%(e)
Total net expenses(g)	0.71	%(h)	0.70	%(h)	0.67	%(d)	0.68	%(e)(h)	0.71	%(f)(h)	0.70	%(e)(h)
Net investment income	3.05%		3.30%		3.55	%(d)	3.80%		5.37%		6.29%
Supplemental data
Net assets, end of period (in thousands)	$462,215		$537,860		$524,432		$515,700		$396,952		$451,195
Portfolio turnover	105%		109%		6%		183%		108%		131%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
38

Columbia Corporate Income Fund

Notes to Financial Statements

April 30, 2014

Note 1. Organization

Columbia Corporate Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including

Annual Report 2014
39

Columbia Corporate Income Fund

Notes to Financial Statements (continued)

April 30, 2014

trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the

Annual Report 2014
40

Columbia Corporate Income Fund

Notes to Financial Statements (continued)

April 30, 2014

mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the

Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at April 30, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	11,048	*
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	3,729,005	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended April 30, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	11,673,992
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	2,092,577

Annual Report 2014
41

Columbia Corporate Income Fund

Notes to Financial Statements (continued)

April 30, 2014

The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2014.

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	326,969,358

*Based on ending quarterly outstanding amounts for the year ending April 30, 2014.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Investments in Loans

The Fund may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Dividend income is recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2014
42

Columbia Corporate Income Fund

Notes to Financial Statements (continued)

April 30, 2014

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2014 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2014 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares are not subject to transfer agent fees.

Annual Report 2014
43

Columbia Corporate Income Fund

Notes to Financial Statements (continued)

April 30, 2014

For the year ended April 30, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4	0.20
Class R5	0.05
Class W	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2014, these minimum account balance fees reduced total expenses by $2,217.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $136,295 for Class A, $916 for Class B and $4,582 for Class C shares for the year ended April 30, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2014
Class A	0.96%
Class B	1.71
Class C	1.71
Class I	0.58
Class R4	0.71
Class R5	0.63
Class W	0.96
Class Y	0.58
Class Z	0.71

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Annual Report 2014
44

Columbia Corporate Income Fund

Notes to Financial Statements (continued)

April 30, 2014

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2014, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, post-October capital losses, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(15,562)
Accumulated net realized loss	15,562

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2014	2013
Ordinary income	$55,554,846	$69,520,539
Long-term capital gains	34,421,736	9,734,696
Total	$89,976,582	$79,255,235

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,487,304
Undistributed long-term capital gains	3,429
Net unrealized appreciation	$27,941,366

At April 30, 2014, the cost of investments for federal income tax purposes was $1,366,405,412 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$39,002,769
Unrealized depreciation	(11,061,403)
Net unrealized appreciation/depreciation	$27,941,366

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2014, the Fund will elect to treat post-October capital losses of $5,672,670 as arising on May 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,407,560,889 and $1,430,664,043, respectively, for the year ended April 30, 2014, of which $234,898,369 and $197,959,776, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At April 30, 2014, one unaffiliated shareholder of record owned 17.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 65.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its

Annual Report 2014
45

Columbia Corporate Income Fund

Notes to Financial Statements (continued)

April 30, 2014

borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended April 30, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise

Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
46

Columbia Corporate Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Corporate Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Corporate Income Fund (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, brokers, agent banks, and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2014

Annual Report 2014
47

Columbia Corporate Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Capital Gain Dividend	$10,271,371

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
48

Columbia Corporate Income Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 54; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 54; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 54; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 54; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 54; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 54; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 54; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 54; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2014
49

Columbia Corporate Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 54; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 54; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 186; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
50

Columbia Corporate Income Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
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Annual Report 2014
52

Columbia Corporate Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
53

Columbia Corporate Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN136_04_D01_(06/14)

Annual Report

April 30, 2014

Columbia Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	22
Statement of Operations	24
Statement of Changes in Net Assets	25
Financial Highlights	28
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	51
Federal Income Tax Information	52
Trustees and Officers	53
Important Information About This Report	57

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Bond Fund

Performance Overview

Performance Summary

>  Columbia Bond Fund (the Fund) Class A shares returned -1.42% excluding sales charges for 12-month period that ended April 30, 2014.

>  The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned -0.26% for the same time period.

>  An overweight in 10-year bonds and the Fund's position in mortgage securities detracted from results during the period.

Average Annual Total Returns (%) (for period ended April 30, 2014)

	Inception	1 Year	5 Years	10 Years
Class A*	03/31/08
Excluding sales charges		-1.42	4.99	4.39
Including sales charges		-6.08	3.98	3.88
Class B*	03/07/11
Excluding sales charges		-2.15	4.19	3.62
Including sales charges		-6.83	3.85	3.62
Class C*	03/31/08
Excluding sales charges		-2.01	4.29	3.68
Including sales charges		-2.94	4.29	3.68
Class I*	09/27/10	-0.98	5.34	4.71
Class R*	11/16/11	-1.66	4.62	4.00
Class R4*	11/08/12	-1.18	5.23	4.66
Class R5*	11/08/12	-1.10	5.26	4.67
Class T*	03/07/11
Excluding sales charges		-1.32	5.08	4.51
Including sales charges		-5.99	4.06	4.00
Class W*	09/27/10	-1.40	5.00	4.42
Class Y*	07/15/09	-0.99	5.33	4.71
Class Z	01/09/86	-1.17	5.23	4.66
Barclays U.S. Aggregate Bond Index		-0.26	4.88	4.83

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2004 – April 30, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2014, the Fund's Class A shares returned -1.42% excluding sales charges. The Fund's benchmark, the Barclays U.S. Aggregate Bond Index, returned -0.26% for the same period. An overweight in 10-year bonds and the Fund's position in mortgage securities detracted from results during the period.

Stable Economic Growth

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady, growth that marked the 12-month period. Solid new job growth drove the unemployment rate down to 6.3%. Robust manufacturing activity boosted the nation's capacity utilization rate to a recovery high of 79.2%. Personal income edged higher, borrowing increased and the savings rate declined. Consumer confidence generally rose during the 12-month period, reflecting consumer expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Early in the period, then-Federal Reserve chairman Ben Bernanke rattled the fixed-income markets when he indicated that the Fed was preparing to taper its monthly bond purchases, their longstanding program known as quantitative easing. The bond market declined sharply following Bernanke's announcement, and long-term interest rates rose. Once Fed tapering commenced in January 2014, longer-term interest rates declined over the last four months of the period. However, short-term rates remained at historically low levels. In this environment, returns from many fixed-income sectors were low to slightly negative.

Contributors and Detractors

The Fund's performance relative to the benchmark was aided by its positions in corporate bonds. An overweight in financials aided results as did an emphasis on preferred securities within the sector. The Fund also maintained a relatively short duration, which helped reduce risk as interest rates rose. Duration is a measure of interest rate sensitivity. However, an overweight in 10-year bonds detracted from results, because it was especially hard hit when rates rose in the spring of 2013. The Fund's position in mortgage securities also detracted from relative return. The Fund had emphasized securitized pools in which the underlying mortgages carried small balances, thus reducing overall prepayment risk. These securities had performed well for the Fund as interest rates declined, but the value of prepayment protection evaporated when rates reversed course in 2013 and these mortgage securities underperformed.

During the period, we added to positions in Small Business Administration (SBA) securities, which are guaranteed by the U.S. government, and RefCorp securities, which are not explicitly guaranteed but nonetheless receive government backing. Together these positions accounted for approximately 4% of the portfolio's net assets. The Fund also bolstered its credit quality during the course of the year, a reflection of the decline in the yield advantage enjoyed by the riskier sectors of the market.

Portfolio Management

Carl Pappo, CFA

Michael Zazzarino

Portfolio Breakdown (%) (at April 30, 2014)
Asset-Backed Securities — Agency	3.2
Asset-Backed Securities — Non-Agency	11.1
Commercial Mortgage-Backed Securities — Non-Agency	5.9
Common Stocks	0.0	(a)
Consumer Staples	0.0	(a)
Financials	0.0	(a)
Corporate Bonds & Notes	22.4
Foreign Government Obligations	1.6
Money Market Funds	0.1
Municipal Bonds	1.6
Preferred Debt	1.6
Residential Mortgage-Backed Securities — Agency	24.5
Residential Mortgage-Backed Securities — Non-Agency	1.2
Treasury Bills	8.8
U.S. Government & Agency Obligations	6.7
U.S. Treasury Obligations	11.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Investment Risks

There are risks associated with an investment in this Fund, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Noninvestment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund's prospectus for information on these and other risks associated with the Fund.

Annual Report 2014
4

Columbia Bond Fund

Manager Discussion of Fund Performance (continued)

Three types of derivatives were employed in the Fund's management during the period. We invested in highly-liquid, widely-traded Treasury futures and interest rate swap contracts to help manage portfolio duration. These enable us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also invested in credit default swaps to manage exposure to overall credit risk and individual issuer risk. Credit and yield curve positioning, overall, contributed positively to Fund performance during the period. On a standalone basis, however, various derivative positions used to hedge these positions did detract from performance.

Looking Ahead

At this time, we expect the economy to continue to grow at a moderate pace. As a result, we currently plan to maintain modest overweight positions in corporate bonds, mortgages and other non-Treasury assets. We believe the valuations in these sectors are not as attractive as they had been in prior periods, but they still presently have the potential for incrementally positive returns. Because we currently anticipate that interest rates will rise in the period ahead, the Fund's duration position is shorter than the benchmark at this time. Should rates in fact rise, we believe that the two-to-five year segment of the maturity spectrum may be the most vulnerable, and we have positioned the portfolio accordingly.

Quality Breakdown (%) (at April 30, 2014)
AAA rating	65.6
AA rating	4.5
A rating	10.6
BBB rating	18.1
Non-investment grade	0.5
Not rated	0.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2014
5

Columbia Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2013 – April 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.50	1,019.98	4.85	4.86	0.97
Class B	1,000.00	1,000.00	1,012.80	1,016.27	8.58	8.60	1.72
Class C	1,000.00	1,000.00	1,013.50	1,017.01	7.84	7.85	1.57
Class I	1,000.00	1,000.00	1,018.70	1,022.27	2.55	2.56	0.51
Class R	1,000.00	1,000.00	1,015.20	1,018.74	6.10	6.11	1.22
Class R4	1,000.00	1,000.00	1,017.80	1,021.22	3.60	3.61	0.72
Class R5	1,000.00	1,000.00	1,017.60	1,022.07	2.75	2.76	0.55
Class T	1,000.00	1,000.00	1,017.00	1,020.48	4.35	4.36	0.87
Class W	1,000.00	1,000.00	1,016.50	1,020.18	4.65	4.66	0.93
Class Y	1,000.00	1,000.00	1,018.70	1,022.12	2.70	2.71	0.54
Class Z	1,000.00	1,000.00	1,017.80	1,021.22	3.60	3.61	0.72

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Bond Fund

Portfolio of Investments

April 30, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 25.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
L-3 Communications Corp. 02/15/21	4.950%	1,725,000	1,879,265
Lockheed Martin Corp. Senior Unsecured 09/15/21	3.350%	695,000	715,221
Total			2,594,486
Automotive 1.0%
Ford Motor Credit Co. LLC Senior Unsecured 06/15/16	3.984%	3,474,000	3,684,108
01/17/17	1.500%	3,364,000	3,376,975
01/15/20	8.125%	520,000	661,306
Total			7,722,389
Banking 4.7%
BNP Paribas SA(a)(b) 06/29/49	5.186%	1,798,000	1,845,197
Bank of America Corp. Senior Unsecured 01/11/23	3.300%	1,995,000	1,936,455
Subordinated Notes 05/02/17	5.700%	1,465,000	1,621,487
Bank of Montreal Senior Unsecured 01/25/19	2.375%	566,000	571,919
Bank of New York Mellon Corp. (The)(a) 12/29/49	4.500%	1,555,000	1,422,825
Barclays Bank PLC(a)(b) 09/29/49	7.434%	1,133,000	1,266,127
Discover Financial Services Senior Unsecured 04/27/22	5.200%	260,000	282,651
11/21/22	3.850%	1,508,000	1,514,778
HSBC Holdings PLC Senior Unsecured 01/14/22	4.875%	515,000	571,982
HSBC USA, Inc. Subordinated Notes 09/27/20	5.000%	2,065,000	2,270,738
ING Bank NV Senior Unsecured(b) 03/15/16	4.000%	2,685,000	2,837,317
JPMorgan Chase Capital XXI(a) 02/02/37	1.173%	615,000	495,075
JPMorgan Chase Capital XXIII(a) 05/15/47	1.236%	5,275,000	4,114,500

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KeyCorp Senior Unsecured 03/24/21	5.100%	2,560,000	2,894,226
M&T Bank Corp. 12/31/49	6.875%	946,000	951,508
Royal Bank of Scotland Group PLC Senior Unsecured 09/18/15	2.550%	1,785,000	1,823,062
State Street Corp. 03/15/18	4.956%	3,130,000	3,425,594
U.S. Bancorp Subordinated Notes 07/15/22	2.950%	4,807,000	4,654,041
Wells Fargo & Co.(a) 12/31/49	5.900%	2,120,000	2,158,160
Total			36,657,642
Chemicals 0.4%
LYB International Finance BV 03/15/44	4.875%	1,055,000	1,082,538
LyondellBasell Industries NV Senior Unsecured 04/15/19	5.000%	1,507,000	1,689,332
Total			2,771,870
Diversified Manufacturing 0.4%
General Electric Co. Senior Unsecured 10/09/42	4.125%	2,271,000	2,220,434
03/11/44	4.500%	590,000	607,621
Total			2,828,055
Electric 4.0%
Alabama Power Co. Senior Unsecured 03/15/41	5.500%	904,000	1,059,630
Commonwealth Edison Co. 1st Mortgage 08/01/20	4.000%	2,210,000	2,386,975
DTE Electric Co. Senior Secured 10/01/20	3.450%	1,985,000	2,080,268
Duke Energy Carolinas LLC 1st Mortgage 10/01/15	5.300%	295,000	314,987
Duke Energy Ohio, Inc. 1st Mortgage 09/01/23	3.800%	5,226,000	5,456,367

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Progress, Inc. 1st Mortgage 03/30/44	4.375%	560,000	574,555
FPL Energy National Wind LLC Senior Secured(b) 03/10/24	5.608%	191,741	188,184
FirstEnergy Corp. Senior Unsecured 03/15/23	4.250%	760,000	746,874
Georgia Power Co. Senior Unsecured 06/01/17	5.700%	990,000	1,118,089
09/01/40	4.750%	330,000	347,846
MidAmerican Energy Co. 1st Mortgage 10/15/24	3.500%	665,000	672,671
10/15/44	4.400%	1,265,000	1,290,486
Nevada Power Co. 09/15/40	5.375%	1,270,000	1,465,854
Niagara Mohawk Power Corp. Senior Unsecured(b) 08/15/19	4.881%	1,615,000	1,805,606
Oncor Electric Delivery Co. LLC Senior Secured 06/01/22	4.100%	574,000	608,482
12/01/41	4.550%	1,655,000	1,686,205
PPL Capital Funding, Inc. 06/01/18	1.900%	810,000	798,691
06/01/23	3.400%	3,484,000	3,425,713
Pacific Gas & Electric Co. Senior Unsecured 06/15/23	3.250%	1,603,000	1,580,829
01/15/40	5.400%	420,000	466,872
Peco Energy Co. 1st Mortgage 03/01/18	5.350%	1,640,000	1,846,911
Southern California Edison Co. 1st Refunding Mortgage 09/01/40	4.500%	880,000	914,509
Total			30,836,604
Entertainment 0.2%
Time Warner, Inc. 11/15/36	6.500%	960,000	1,168,013
Food and Beverage 0.6%
Heineken NV Senior Unsecured(b) 10/01/17	1.400%	3,505,000	3,492,985

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PepsiCo, Inc. Senior Unsecured 03/01/23	2.750%	1,290,000	1,230,533
Total			4,723,518
Gas Distributors 0.3%
Sempra Energy Senior Unsecured 06/01/16	6.500%	1,805,000	2,001,445
12/01/23	4.050%	480,000	496,257
Total			2,497,702
Gas Pipelines 2.5%
El Paso Pipeline Partners Operating Co. LLC 10/01/21	5.000%	2,940,000	3,159,691
Enterprise Products Operating LLC 08/13/15	1.250%	2,953,000	2,971,716
03/15/23	3.350%	1,340,000	1,319,966
Kinder Morgan Energy Partners LP Senior Unsecured 03/01/21	3.500%	1,334,000	1,335,731
NiSource Finance Corp. 09/15/17	5.250%	605,000	673,949
02/15/23	3.850%	1,750,000	1,769,320
12/15/40	6.250%	435,000	508,036
Southern Natural Gas Co. LLC/Issuing Corp. Senior Unsecured 06/15/21	4.400%	1,075,000	1,140,454
Southern Natural Gas Co. LLC Senior Unsecured 03/01/32	8.000%	1,505,000	2,011,672
TransCanada PipeLines Ltd.(a) 05/15/67	6.350%	2,680,000	2,783,850
Williams Partners LP Senior Unsecured 04/15/40	6.300%	1,290,000	1,500,858
Total			19,175,243
Healthcare Insurance 0.1%
WellPoint, Inc. Senior Unsecured 01/15/23	3.300%	645,000	630,749
Independent Energy 0.9%
Canadian Natural Resources Ltd. Senior Unsecured 03/15/38	6.250%	1,140,000	1,397,291
Continental Resources, Inc. 09/15/22	5.000%	1,755,000	1,855,912
04/15/23	4.500%	1,057,000	1,110,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hess Corp. Senior Unsecured 08/15/31	7.300%	2,161,000	2,775,230
Total			7,139,183
Integrated Energy 1.0%
BP Capital Markets PLC 02/10/24	3.814%	1,560,000	1,592,670
Chevron Corp. Senior Unsecured 12/05/22	2.355%	1,090,000	1,030,960
06/24/23	3.191%	900,000	899,501
Shell International Finance BV 08/21/22	2.375%	4,505,000	4,287,449
Total			7,810,580
Life Insurance 1.0%
MetLife Capital Trust X(b) 04/08/38	9.250%	1,682,000	2,262,290
Prudential Financial, Inc.(a) 06/15/38	8.875%	4,640,000	5,672,400
Total			7,934,690
Media Cable 0.3%
Time Warner Cable, Inc. 05/01/37	6.550%	770,000	943,992
09/01/41	5.500%	1,070,000	1,181,406
Total			2,125,398
Media Non-Cable 0.3%
21st Century Fox America, Inc. 12/15/35	6.400%	1,070,000	1,298,525
Reed Elsevier Capital, Inc. 10/15/22	3.125%	1,460,000	1,415,285
Total			2,713,810
Metals 0.4%
Nucor Corp. Senior Unsecured 08/01/23	4.000%	1,730,000	1,753,780
Vale Overseas Ltd. 11/21/36	6.875%	1,150,000	1,273,325
Total			3,027,105
Non-Captive Diversified 0.5%
GE Capital Trust I(a) 11/15/67	6.375%	757,000	838,377

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
General Electric Capital Corp. Senior Unsecured 09/07/22	3.150%	1,150,000	1,150,160
01/14/38	5.875%	1,840,000	2,202,957
Total			4,191,494
Oil Field Services 0.3%
Halliburton Co. Senior Unsecured 09/15/18	5.900%	1,130,000	1,310,034
Weatherford International Ltd. 03/15/38	7.000%	785,000	966,823
Total			2,276,857
Other Industry 0.6%
Board of Trustees of the Leland Stanford Junior University (The) Senior Unsecured(c) 05/01/54	4.249%	475,000	474,915
President and Fellows of Harvard College 10/01/37	3.619%	315,000	291,627
Senior Notes 10/15/40	4.875%	1,930,000	2,128,006
President and Fellows of Harvard College(b) 01/15/39	6.500%	1,460,000	1,959,032
Total			4,853,580
Pharmaceuticals 0.8%
Johnson & Johnson Senior Unsecured 12/05/33	4.375%	1,115,000	1,188,788
05/15/41	4.850%	3,289,000	3,683,542
Novartis Capital Corp. 05/06/24	3.400%	1,000,000	1,007,805
Total			5,880,135
Property & Casualty 0.2%
Transatlantic Holdings, Inc. Senior Unsecured 11/30/39	8.000%	1,085,000	1,464,093
Railroads 0.7%
BNSF Funding Trust I(a) 12/15/55	6.613%	1,410,000	1,558,050
Burlington Northern Santa Fe LLC Senior Unsecured 08/15/30	7.950%	915,000	1,269,818
CSX Corp. Senior Unsecured 05/30/42	4.750%	415,000	429,234

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Union Pacific Corp. Senior Unsecured 08/15/18	5.700%	1,010,000	1,155,725
02/15/19	2.250%	1,195,000	1,203,583
Total			5,616,410
REITs 0.3%
Duke Realty LP 08/15/19	8.250%	1,944,600	2,421,004
Restaurants 0.6%
McDonald's Corp. Senior Unsecured 02/01/39	5.700%	805,000	961,650
07/15/40	4.875%	1,050,000	1,138,947
05/01/43	3.625%	1,643,000	1,454,662
Yum! Brands, Inc. Senior Unsecured 11/01/23	3.875%	721,000	727,569
11/01/43	5.350%	45,000	48,257
Total			4,331,085
Retailers 0.2%
Wal-Mart Stores, Inc. Senior Unsecured 04/22/24	3.300%	1,269,000	1,266,025
Supranational 0.3%
European Investment Bank Senior Unsecured 05/30/17	5.125%	2,245,000	2,521,606
Technology 0.6%
Corning, Inc. Senior Unsecured 03/15/42	4.750%	1,185,000	1,231,586
Oracle Corp. Senior Unsecured 10/15/22	2.500%	3,720,000	3,550,513
Total			4,782,099
Wireless 0.2%
Rogers Communications, Inc. 03/15/44	5.000%	1,189,000	1,216,767
Wirelines 1.9%
AT&T, Inc. Senior Unsecured 06/15/16	5.625%	1,070,000	1,173,862
12/15/42	4.300%	2,670,000	2,409,336
Telefonica Emisiones SAU 04/27/18	3.192%	469,000	486,070

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verizon Communications, Inc. Senior Unsecured 09/14/18	3.650%	3,458,000	3,691,868
04/01/21	4.600%	1,575,000	1,721,043
11/01/22	2.450%	2,160,000	2,001,048
03/15/24	4.150%	560,000	573,762
Verizon New England, Inc. 11/15/29	7.875%	555,000	698,302
Verizon New York, Inc. 04/01/32	7.375%	1,461,000	1,789,294
Total			14,544,585
Total Corporate Bonds & Notes (Cost: $187,555,548)			197,722,777

Residential Mortgage-Backed Securities — Agency 28.1%

Federal Home Loan Mortgage Corp.(d) 06/01/43	3.500%	3,148,078	3,199,579
05/01/41	4.500%	15,274,611	16,526,887
03/01/21 - 05/01/41	5.000%	2,104,569	2,327,251
12/01/14 - 12/01/35	7.000%	388,325	423,118
09/01/25 - 10/01/29	7.500%	58,625	67,101
06/01/26	8.000%	873	1,034
09/01/16	9.500%	196	208
Federal National Mortgage Association(c)(d) 05/14/29	2.500%	13,850,000	13,936,562
05/14/29 - 05/12/44	3.000%	36,430,000	36,014,684
05/14/29	3.500%	9,250,000	9,741,406
05/12/44	4.000%	10,500,000	11,000,801
05/12/44	4.500%	13,500,000	14,493,516
Federal National Mortgage Association(d) 09/01/28 - 11/01/42	3.000%	8,904,978	8,794,440
05/01/43 - 08/01/43	3.500%	19,855,381	20,191,977
04/01/41	4.000%	10,484,000	11,017,371
05/01/41	4.500%	3,271,404	3,538,068
09/01/40	5.000%	3,863,807	4,233,591
01/01/40	5.500%	6,902,642	7,634,829
07/01/38	6.000%	5,275,983	5,895,302
06/01/32	7.000%	11,204	11,986
10/01/15 - 10/01/29	7.500%	25,764	30,195
12/01/29 - 05/01/30	8.000%	175,291	196,441
08/01/17	8.500%	26	26
10/01/20 - 12/01/20	10.000%	72,467	78,684

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-121 Class KD 08/25/41	3.500%	8,871,752	9,274,849
Government National Mortgage Association(a)(d)
04/20/22 - 06/20/28	1.625%	183,738	191,241
07/20/21	2.000%	19,362	20,318
Government National Mortgage Association(c)(d) 05/20/44	3.000%	11,970,000	11,900,799
05/20/44	3.500%	9,000,000	9,253,125
05/20/44	4.000%	6,000,000	6,350,156
Government National Mortgage Association(d) 03/15/41	4.500%	1,351,594	1,470,688
03/20/28	6.000%	71,603	80,292
05/15/23 - 12/15/31	6.500%	123,460	139,539
11/15/22 - 02/15/30	7.000%	166,713	184,248
04/15/26 - 03/15/30	7.500%	213,908	232,436
06/15/25 - 01/15/30	8.000%	178,953	201,440
01/15/17 - 12/15/17	8.500%	162,289	174,800
11/15/17 - 06/15/30	9.000%	117,847	127,941
11/15/17 - 08/15/20	9.500%	106,079	115,698
05/15/16	10.000%	1,006	1,012
Government National Mortgage Association(d)(e) 06/15/39	4.500%	7,230,055	7,847,185
Vendee Mortgage Trust(a)(d)(f) CMO IO Series 1998-1 Class 2IO 03/15/28	0.374%	3,144,219	27,264
CMO IO Series 1998-3 Class IO 03/15/29	0.158%	4,098,174	8,696
Total Residential Mortgage-Backed Securities — Agency (Cost: $213,972,344)			216,956,784

Residential Mortgage-Backed Securities — Non-Agency 1.4%

American Mortgage Trust Series 2093-3 Class 3A(a)(d)(g)(h) 07/27/23	8.188%	5,451	3,305
BCAP LLC Trust CMO Series 2012-RR10 Class 9A1(a)(b)(d) 10/26/35	2.654%	4,054,817	4,153,949

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates(a)(b)(d) CMO Series 2011-16R Class 7A3 12/27/36	3.500%	769,801	781,632
CMO Series 2011-17R Class 2A1 12/27/37	3.400%	800,993	812,890
Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(a)(b)(d) 09/25/57	2.667%	883,654	901,161
WaMu Mortgage Pass-Through Certificates CMO Series 2003-AR8 Class A(a)(d) 08/25/33	2.410%	3,983,912	4,039,325
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $10,665,255)			10,692,262

Commercial Mortgage-Backed Securities — Non-Agency 6.7%

Aventura Mall Trust Series 2013-AVM Class A(a)(b)(d) 12/05/32	3.867%	4,605,000	4,817,444
COBALT CMBS Commercial Mortgage Trust Series 2007-C3 Class A4(a)(d) 05/15/46	5.963%	3,104,731	3,442,550
Credit Suisse Commercial Mortgage Trust Series 2007-C3 Class A4(a)(d) 06/15/39	5.866%	3,050,242	3,319,355
DBRR Trust Series 2012-EZ1 Class A(b)(d) 09/25/45	0.946%	397,877	398,541
GS Mortgage Securities Trust Series 2007-GG10 Class A4(a)(d) 08/10/45	5.997%	2,722,829	3,023,600
Greenwich Capital Commercial Funding Corp.(d) Series 2007-GG11 Class A4 12/10/49	5.736%	3,450,000	3,844,032
Series 2007-GG9 Class A4 03/10/39	5.444%	3,195,000	3,495,685
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9 Class A5(d) 12/15/47	2.840%	2,054,000	1,995,767
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-CB15 Class ASB(a)(d) 06/12/43	5.790%	875,045	903,069
LB-UBS Commercial Mortgage Trust Series 2007-C2 Class A3(d) 02/15/40	5.430%	5,022,889	5,529,267

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch Mortgage Investors Trust CMO IO Series 1998-C3 Class IO(a)(d)(f) 12/15/30	1.067%	442,701	10,380
Merrill Lynch/Countrywide Commercial Mortgage Trust(a)(d) Series 2007-6 Class A4 03/12/51	5.485%	3,875,000	4,259,950
Series 2007-8 Class A3 08/12/49	6.091%	3,800,000	4,238,429
Morgan Stanley Capital I Trust Series 2007-IQ15 Class A4(a)(d) 06/11/49	6.105%	6,956,248	7,731,801
Morgan Stanley Re-Remic Trust(a)(b)(d) Series 2010-GG10 Class A4A 08/15/45	5.997%	2,117,422	2,344,452
Series 2010-GG10 Class A4B 08/12/45	5.997%	715,000	786,456
WF-RBS Commercial Mortgage Trust Series 2012-C9 Class A3(d) 11/15/45	2.870%	1,825,000	1,771,092
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $51,731,709)			51,911,870

Asset-Backed Securities — Agency 3.7%

Small Business Administration Participation Certificates Series 2012-20G Class 1 07/01/32	2.380%	398,721	385,543
Series 2012-20J Class 1 10/01/32	2.180%	741,606	705,752
Series 2012-20L Class 1 12/01/32	1.930%	413,354	385,092
Series 2013-20B Class 1 02/01/33	2.210%	2,823,676	2,668,400
Series 2013-20C Class 1 03/01/33	2.220%	1,473,345	1,390,952
Series 2013-20D Class 1 04/01/33	2.080%	4,319,064	4,078,555
Series 2013-20F Class 1 06/01/33	2.450%	2,613,953	2,508,306
Series 2013-20G Class 1 07/01/33	3.150%	960,353	959,004
Series 2013-20H Class 1 08/01/33	3.160%	4,158,415	4,172,728
Series 2013-20I Class 1 09/01/33	3.620%	2,272,822	2,334,067
Series 2013-20K Class 1 11/01/33	3.380%	1,215,000	1,234,941
Series 2013-20L Class 1 12/01/33	3.380%	3,085,000	3,161,967
Series 2014-20A Class 1 01/01/34	3.460%	640,000	651,481

Asset-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-20B Class 1 02/01/34	3.230%	700,000	701,383
Series 2014-20C Class 1 03/01/34	3.210%	1,400,000	1,397,193
Series 2014-20D Class 1 04/01/34	3.110%	1,700,000	1,706,222
Total Asset-Backed Securities — Agency (Cost: $28,858,119)			28,441,586

Asset-Backed Securities — Non-Agency 12.7%

ARI Fleet Lease Trust(a)(b) Series 2012-A Class A 03/15/20	0.702%	1,785,208	1,788,203
ARI Fleet Lease Trust(b) Series 2014-A Class A2 11/15/22	0.810%	795,000	794,980
Ally Auto Receivables Trust Series 2013-2 Class A3 01/15/18	0.790%	5,530,000	5,538,520
Ally Master Owner Trust Series 2012-5 Class A 09/15/19	1.540%	1,120,000	1,118,740
Ally Master Owner Trust(a) Series 2014-2 Class A 01/16/18	0.522%	2,345,000	2,345,145
American Express Credit Account Master Trust Series 2013-3 Class A 05/15/19	0.980%	2,030,000	2,031,182
BMW Vehicle Lease Trust Series 2013-1 Class A3 09/21/15	0.540%	2,525,000	2,526,550
BMW Vehicle Owner Trust Series 2011-A Class A3 08/25/15	0.760%	358,133	358,397
Series 2013-A Class A3 11/27/17	0.670%	3,915,000	3,918,006
CNH Equipment Trust Series 2011-B Class A3 08/15/16	0.910%	343,295	343,666
Cabela's Master Credit Card Trust Series 2014-1 Class A(a) 03/16/20	0.504%	715,000	715,000
Capital Auto Receivables Asset Trust/Ally Series 2013-1 Class A2 07/20/16	0.620%	3,200,000	3,200,467
Capital One Multi-Asset Execution Trust Series 2013-A3 Class A3 09/16/19	0.960%	6,045,000	6,040,089

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chase Issuance Trust Series 2013-A8 Class A8 10/15/18	1.010%	6,080,000	6,087,946
Chase Issuance Trust(a) Series 2014-A3 Class A3 05/15/18	0.353%	3,445,000	3,445,000
Series 2014-A4 Class A4 04/16/18	0.359%	3,820,000	3,820,000
Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2 Class MF1(a) 08/25/35	5.517%	1,649,564	93,418
Conseco Financial Corp. Series 1996-5 Class A7(a) 07/15/27	8.250%	14,407	14,436
Equity One Mortgage Pass-Through Trust Series 2004-3 Class AV2(a) 07/25/34	0.494%	355,412	176,723
Ford Credit Auto Lease Trust Series 2014-A Class A2B(a) 10/15/16	0.332%	2,625,000	2,624,259
Ford Credit Auto Owner Trust Series 2013-D Class A3 04/15/18	0.670%	7,970,000	7,968,988
Ford Credit Floorplan Master Owner Trust Series 2013-1 Class A1 01/15/18	0.850%	1,900,000	1,903,871
GE Equipment Small Ticket LLC Series 2014-1A Class A2(b) 08/24/16	0.590%	1,400,000	1,400,000
HLSS Servicer Advance Receivables Backed Notes Series 2013-T2 Class A2(b) 05/16/44	1.147%	1,405,000	1,405,042
Hertz Fleet Lease Funding LP Series 2014-1 Class A(a)(b) 04/10/28	0.572%	1,500,000	1,500,000
Mercedes-Benz Auto Lease Trust Series 2013-B Class A3 07/15/16	0.620%	4,455,000	4,460,580
Mercedes-Benz Auto Lease Trust(a) Series 2014-A Class A2B 06/15/16	0.340%	3,275,000	3,271,282
Nissan Auto Lease Trust Series 2013-B Class A3 06/15/16	0.750%	2,705,000	2,711,595
Nissan Auto Lease Series 2013-A Class A3 04/15/16	0.610%	3,200,000	3,204,174
PFS Tax Lien Trust Series 2014-1 Class NOTE(b)(c) 05/15/29	1.440%	1,370,000	1,369,932

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Porsche Innovative Lease Owner Trust Series 2013-1 Class A3(b) 08/22/16	0.700%	2,900,000	2,905,254
SLM Student Loan Trust Series 2014-2 Class A1(a) 07/25/19	0.443%	3,100,000	3,100,155
SMART Trust Series 2013-1US Class A3A 09/14/16	0.840%	1,738,000	1,742,248
SMART Trust(b) Series 2012-1USA Class A4A 12/14/17	2.010%	1,725,000	1,757,635
Santander Drive Auto Receivables Trust Series 2014-2 Class A2B(a) 08/15/17	0.472%	2,765,000	2,765,000
Volkswagen Auto Loan Enhanced Trust Series 2013-2 Class A3 04/20/18	0.700%	5,240,000	5,241,657
World Financial Network Credit Card Master Trust Series 2013-B Class A 03/16/20	0.910%	1,940,000	1,939,147
World Financial Network Credit Card Master Trust(a) Series 2014-A Class A 12/15/19	0.532%	2,385,000	2,385,000
Total Asset-Backed Securities — Non-Agency (Cost: $99,655,569)			98,012,287

U.S. Treasury Obligations 12.9%

U.S. Treasury 02/29/16	0.250%	8,069,000	8,055,131
01/15/17	0.750%	27,700,300	27,700,300
03/31/19	1.625%	16,480,000	16,449,100
04/30/19	1.625%	239,000	238,365
02/28/21	2.000%	3,105,000	3,064,005
02/15/24	2.750%	21,931,000	22,122,896
U.S. Treasury(e) 11/15/43	3.750%	4,388,700	4,630,763
U.S. Treasury(i) STRIPS 11/15/18	0.000%	7,057,000	6,562,375
11/15/19	0.000%	4,135,000	3,712,804
02/15/40	0.000%	14,141,000	5,693,421
11/15/41	0.000%	5,013,000	1,871,273
Total U.S. Treasury Obligations (Cost: $98,708,078)			100,100,433

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2014

U.S. Government & Agency Obligations 7.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association 05/27/15	0.500%	500,000	501,798
Residual Funding Corp.(i) STRIPS 10/15/19	0.000%	11,775,000	10,504,160
10/15/20	0.000%	18,760,000	16,021,622
01/15/21	0.000%	26,765,000	22,622,260
01/15/30	0.000%	14,000,000	7,977,662
STRIPS Senior Unsecured 07/15/20	0.000%	2,114,000	1,824,553
Total U.S. Government & Agency Obligations (Cost: $53,274,380)			59,452,055

Foreign Government Obligations(j) 1.8%

Brazil 0.2%
Brazilian Government International Bond Senior Unsecured 01/20/34	8.250%	345,000	465,750
01/07/41	5.625%	789,000	825,002
Total			1,290,752
Chile 0.1%
Chile Government International Bond Senior Unsecured 10/30/22	2.250%	430,000	397,213
Colombia 0.2%
Colombia Government International Bond Senior Unsecured 01/18/41	6.125%	1,096,000	1,259,591
France —%
Electricite de France SA(a)(b) 12/31/49	5.625%	364,000	373,555
Italy 0.1%
Republic of Italy Senior Unsecured 09/27/23	6.875%	760,000	938,884
Mexico 0.6%
Mexico Government International Bond Senior Unsecured 03/15/22	3.625%	1,839,000	1,863,827
Petroleos Mexicanos 03/01/18	5.750%	2,650,000	2,944,812
Total			4,808,639

Foreign Government Obligations(j) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Poland 0.1%
Poland Government International Bond Senior Unsecured 03/23/22	5.000%	830,000	903,662
Qatar 0.4%
Nakilat, Inc. Senior Secured(b) 12/31/33	6.067%	2,615,000	2,758,825
Ras Laffan Liquefied Natural Gas Co., Ltd. III Senior Secured(b) 09/30/16	5.832%	730,240	775,880
Total			3,534,705
Turkey 0.1%
Turkey Government International Bond 01/14/41	6.000%	425,000	439,663
Total Foreign Government Obligations (Cost: $13,043,851)			13,946,664

Municipal Bonds 1.8%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.8%
Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009 07/01/34	5.750%	2,485,000	2,963,785
State of California Unlimited General Obligation Bonds Taxable Series 2010 11/01/15	3.950%	835,000	879,230
Taxable Build America Bonds Series 2009 04/01/39	7.550%	1,720,000	2,448,145
Total			6,291,160
Georgia 0.1%
State of Georgia Unlimited General Obligation Refunding Bonds Series 2013-C 10/01/23	4.000%	535,000	606,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois 0.5%
City of Chicago Waterworks Refunding Revenue Bonds 2nd Lien Series 2012 11/01/42	5.000%	635,000	655,415
Revenue Bonds Build America Bonds Series 2010 11/01/40	6.742%	865,000	1,021,461
State of Illinois Unlimited General Obligation Bonds Series 2011 03/01/16	4.961%	2,080,000	2,227,139
Total			3,904,015
Kentucky 0.2%
Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010 04/01/18	3.165%	1,929,613	2,007,723
Ohio 0.2%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B 01/01/35	4.532%	1,310,000	1,305,507
Total Municipal Bonds (Cost: $12,482,921)			14,114,405

Preferred Debt 1.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 1.6%
Citigroup Capital XIII(a) 10/30/40	7.875%	125,065	3,409,272
PNC Financial Services Group, Inc. (The)(a) 12/31/49	6.125%	147,050	3,949,763
State Street Corp.(a) 12/31/49	5.900%	20,000	519,200
U.S. Bancorp(a) 12/31/49	6.500%	113,575	3,276,639
Wells Fargo & Co.(a) 12/31/49	5.850%	45,000	1,140,750
Total			12,295,624
Preferred Debt (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.3%
Allstate Corp. (The)(a) 01/15/53	5.100%	85,000	2,135,200
Total Preferred Debt (Cost: $13,828,443)			14,430,824

Common Stocks —%

Issuer	Shares	Value ($)
Consumer Staples —%
Beverages —%
Crimson Wine Group Ltd.(k)	3	27
Total Consumer Staples		27
Financials —%
Diversified Financial Services —%
Leucadia National Corp.	39	995
Total Financials		995
Total Common Stocks (Cost: $—)		1,022

Treasury Bills 10.0%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 10.0%
U.S. Treasury Bill 08/21/14	0.030%	77,765,000	77,757,768
Total Treasury Bills (Cost: $77,757,518)			77,757,768

Money Market Funds 0.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.092%(l)(m)	853,254	853,254
Total Money Market Funds (Cost: $853,254)		853,254
Total Investments (Cost: $862,386,989)		884,393,991
Other Assets & Liabilities, Net		(111,228,581)
Net Assets		773,165,410

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Investments in Derivatives

Futures Contracts Outstanding at April 30, 2014

At April 30, 2014, securities totaling $1,727,694 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	99	USD	21,767,625	06/2014	35,114	—
US 5YR NOTE	117	USD	13,976,016	06/2014	67,006	—
US 10YR NOTE	(312)	USD	(38,819,627)	06/2014	—	(43,714)
US LONG BOND	(284)	USD	(38,322,250)	06/2014	—	(938,688)
US ULTRA T-BOND	(51)	USD	(7,511,344)	06/2014	—	(200,907)
Total					102,120	(1,183,309)

Credit Default Swap Contracts Outstanding at April 30, 2014

At April 30, 2014, securities totaling $920,450 were pledged as collateral to cover open centrally cleared credit default swap contracts.

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	Nucor Corp.	9/20/18	1.00	2,270,000	(50,904)	14,240	(2,648)	—	(39,312)
Goldman Sachs International	Nucor Corp.	9/20/18	1.00	900,000	(20,182)	6,778	(1,050)	—	(14,454)
Barclays	Telecom Italia SPA	9/20/18	1.00	1,060,000	29,041	(91,346)	(1,237)	—	(63,542)
Goldman Sachs International	Bank of America Corp.	12/20/18	1.00	4,125,000	(67,295)	25,592	(4,813)	—	(46,516)
Morgan Stanley*	CDX North America Investment Grade 21-V1	12/20/18	1.00	42,505,000	(339,575)	—	(49,589)	—	(389,164)
Goldman Sachs International	Barclays Bank, PLC	6/20/19	1.00	2,225,000	(31,498)	24,970	(2,596)	—	(9,124)
Citibank	McDonald's Corp.	6/20/19	1.00	1,815,000	(75,577)	74,438	(2,118)	—	(3,257)
Total								—	(565,369)

*Centrally cleared swap contract

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Interest Rate Swap Contracts Outstanding at April 30, 2014

At April 30, 2014, securities totaling $300,016 were pledged as collateral to cover open centrally cleared interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount ($)	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	0.825	3/4/17	USD	13,705,000	(50)	18,123	—
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	0.834	3/7/17	USD	41,200,000	(335)	47,370	—
Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	1.632	3/7/19	USD	25,100,000	(352)	—	(44,712)
Total								65,493	(44,712)

*Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the value of these securities amounted to $47,482,569 or 6.14% of net assets.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(f)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(g)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2014 was $3,305, representing less than 0.01% of net assets. Information concerning such security holdings at April 30, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Mortgage Trust Series 2093-3 Class 3A 07/27/23 8.188%	10/22/10 - 10/12/11	3,664

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2014, the value of these securities amounted to $3,305, which represents less than 0.01% of net assets.

(i)  Zero coupon bond.

(j)  Principal and interest may not be guaranteed by the government.

(k)  Non-income producing.

(l)  The rate shown is the seven-day current annualized yield at April 30, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Notes to Portfolio of Investments (continued)

(m)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	5,431,696	647,635,153	(652,213,595)	853,254	23,075	853,254

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	197,722,777	—	197,722,777
Residential Mortgage-Backed Securities — Agency	—	216,956,784	—	216,956,784
Residential Mortgage-Backed Securities — Non-Agency	—	10,688,957	3,305	10,692,262
Commercial Mortgage-Backed Securities — Non-Agency	—	51,911,870	—	51,911,870
Asset-Backed Securities — Agency	—	28,441,586	—	28,441,586
Asset-Backed Securities — Non-Agency	—	96,642,355	1,369,932	98,012,287
U.S. Treasury Obligations	82,260,560	17,839,873	—	100,100,433
U.S. Government & Agency Obligations	—	59,452,055	—	59,452,055
Foreign Government Obligations	—	13,946,664	—	13,946,664
Municipal Bonds	—	14,114,405	—	14,114,405
Preferred Debt	14,430,824	—	—	14,430,824
Total Bonds	96,691,384	707,717,326	1,373,237	805,781,947
Equity Securities
Common Stocks
Consumer Staples	27	—	—	27
Financials	995	—	—	995
Total Equity Securities	1,022	—	—	1,022
Short-Term Securities
Treasury Bills	77,757,768	—	—	77,757,768
Total Short-Term Securities	77,757,768	—	—	77,757,768
Mutual Funds
Money Market Funds	853,254	—	—	853,254
Total Mutual Funds	853,254	—	—	853,254
Investments in Securities	175,303,428	707,717,326	1,373,237	884,393,991
Derivatives
Assets
Futures Contracts	102,120	—	—	102,120
Swap Contracts	—	65,493	—	65,493
Liabilities
Futures Contracts	(1,183,309)	—	—	(1,183,309)
Swap Contracts	—	(610,081)	—	(610,081)
Total	174,222,239	707,172,738	1,373,237	882,768,214

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain residential mortgage backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
2,385,226	—	—	2,385,226

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Bond Fund

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $861,533,735)	$883,540,737
Affiliated issuers (identified cost $853,254)	853,254
Total investments (identified cost $862,386,989)	884,393,991
Premiums paid on outstanding swap contracts	92,083
Receivable for:
Investments sold	8,947,971
Capital shares sold	1,039,958
Dividends	56,751
Interest	3,628,921
Variation margin	101,850
Prepaid expenses	2,646
Trustees' deferred compensation plan	164,192
Other assets	3,240
Total assets	898,431,603
Liabilities
Unrealized depreciation on swap contracts	176,205
Premiums received on outstanding swap contracts	146,018
Payable for:
Investments purchased	8,363,689
Investments purchased on a delayed delivery basis	113,831,107
Capital shares purchased	559,424
Dividend distributions to shareholders	1,355,299
Variation margin	414,057
Investment management fees	9,090
Distribution and/or service fees	785
Transfer agent fees	136,312
Administration fees	1,443
Compensation of board members	46,226
Chief compliance officer expenses	61
Expense reimbursement due to Investment Manager	117
Other expenses	62,168
Trustees' deferred compensation plan	164,192
Total liabilities	125,266,193
Net assets applicable to outstanding capital stock	$773,165,410
Represented by
Paid-in capital	$746,951,443
Undistributed net investment income	1,972,268
Accumulated net realized gain	3,869,460
Unrealized appreciation (depreciation) on:
Investments	22,007,002
Futures contracts	(1,081,189)
Swap contracts	(553,574)
Total — representing net assets applicable to outstanding capital stock	$773,165,410

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2014

Class A
Net assets	$61,158,633
Shares outstanding	6,904,593
Net asset value per share	$8.86
Maximum offering price per share(a)	$9.30
Class B
Net assets	$1,036,724
Shares outstanding	117,053
Net asset value per share	$8.86
Class C
Net assets	$10,917,312
Shares outstanding	1,233,734
Net asset value per share	$8.85
Class I
Net assets	$10,091
Shares outstanding	1,136
Net asset value per share	$8.88
Class R
Net assets	$2,498,304
Shares outstanding	282,003
Net asset value per share	$8.86
Class R4
Net assets	$28,241
Shares outstanding	3,190
Net asset value per share	$8.85
Class R5
Net assets	$471,066
Shares outstanding	53,308
Net asset value per share	$8.84
Class T
Net assets	$12,350,535
Shares outstanding	1,396,310
Net asset value per share	$8.85
Maximum offering price per share(a)	$9.29
Class W
Net assets	$10,091
Shares outstanding	1,138
Net asset value per share	$8.87
Class Y
Net assets	$25,146,641
Shares outstanding	2,834,737
Net asset value per share	$8.87
Class Z
Net assets	$659,537,772
Shares outstanding	74,457,104
Net asset value per share	$8.86

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Bond Fund

Statement of Operations

Year Ended April 30, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$907,560
Dividends — affiliated issuers	23,075
Interest	25,856,015
Total income	26,786,650
Expenses:
Investment management fees	4,135,423
Distribution and/or service fees
Class A	167,084
Class B	14,935
Class C	124,734
Class R	12,602
Class T	19,545
Class W	7
Transfer agent fees
Class A	134,354
Class B	3,012
Class C	25,084
Class R	5,056
Class R4	86
Class R5	5,762
Class T	26,174
Class W	5
Class Z	1,671,611
Administration fees	648,503
Compensation of board members	49,343
Custodian fees	36,905
Printing and postage fees	32,168
Registration fees	132,784
Professional fees	62,529
Chief compliance officer expenses	439
Other	31,333
Total expenses	7,339,478
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(238,061)
Fees waived by Distributor — Class C	(18,710)
Expense reductions	(2,411)
Total net expenses	7,080,296
Net investment income	19,706,354
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	5,460,682
Futures contracts	4,590,401
Swap contracts	(1,350,113)
Net realized gain	8,700,970
Net change in unrealized appreciation (depreciation) on:
Investments	(54,468,473)
Forward sale commitments	22,168
Futures contracts	1,199,935
Swap contracts	(176,333)
Net change in unrealized appreciation (depreciation)	(53,422,703)
Net realized and unrealized loss	(44,721,733)
Net decrease in net assets from operations	$(25,015,379)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2014	Year Ended April 30, 2013(a)
Operations
Net investment income	$19,706,354	$38,847,481
Net realized gain	8,700,970	56,558,264
Net change in unrealized appreciation (depreciation)	(53,422,703)	(29,956,493)
Net increase (decrease) in net assets resulting from operations	(25,015,379)	65,449,252
Distributions to shareholders
Net investment income
Class A	(1,259,057)	(1,979,344)
Class B	(16,798)	(42,867)
Class C	(159,757)	(305,715)
Class I	(68)	(48,501)
Class R	(41,327)	(51,359)
Class R4	(861)	(93)
Class R5	(281,346)	(32,233)
Class T	(258,778)	(375,064)
Class W	(56)	(60)
Class Y	(546,427)	(621,782)
Class Z	(17,646,221)	(34,718,187)
Net realized gains
Class A	(1,951,137)	(2,538,005)
Class B	(44,693)	(79,696)
Class C	(366,449)	(534,003)
Class I	(76)	(21,441)
Class R	(80,586)	(71,336)
Class R4	(405)	(54)
Class R5	(15,028)	(54)
Class T	(412,706)	(459,053)
Class W	(76)	(76)
Class Y	(738,633)	(670,742)
Class Z	(25,393,842)	(39,173,518)
Total distributions to shareholders	(49,214,327)	(81,723,183)
Increase (decrease) in net assets from capital stock activity	(405,009,509)	(489,968,623)
Total decrease in net assets	(479,239,215)	(506,242,554)
Net assets at beginning of year	1,252,404,625	1,758,647,179
Net assets at end of year	$773,165,410	$1,252,404,625
Undistributed net investment income	$1,972,268	$1,264,866

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2014		Year Ended April 30, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,642,904	14,653,752	2,152,271	20,595,774
Distributions reinvested	257,870	2,276,844	343,791	3,277,855
Redemptions	(3,742,161)	(33,627,879)	(2,407,125)	(22,970,503)
Net increase (decrease)	(1,841,387)	(16,697,283)	88,937	903,126
Class B shares
Subscriptions	8,642	76,708	39,826	381,108
Distributions reinvested	3,945	34,699	6,894	65,740
Redemptions(b)	(118,561)	(1,063,144)	(123,518)	(1,177,009)
Net decrease	(105,974)	(951,737)	(76,798)	(730,161)
Class C shares
Subscriptions	226,424	2,008,240	434,515	4,166,558
Distributions reinvested	49,204	432,885	65,030	619,245
Redemptions	(714,867)	(6,415,375)	(616,256)	(5,857,847)
Net decrease	(439,239)	(3,974,250)	(116,711)	(1,072,044)
Class I shares
Subscriptions	874	7,700	2,332	22,455
Distributions reinvested	—	—	6,884	66,163
Redemptions	(1)	(5)	(1,630,109)	(15,670,953)
Net increase (decrease)	873	7,695	(1,620,893)	(15,582,335)
Class R shares
Subscriptions	93,367	822,533	61,487	584,096
Distributions reinvested	13,784	121,463	12,841	122,422
Redemptions	(95,487)	(841,503)	(70,488)	(674,974)
Net increase	11,664	102,493	3,840	31,544
Class R4 shares
Subscriptions	7,632	70,227	5,825	55,000
Distributions reinvested	122	1,088	7	71
Redemptions	(10,396)	(93,388)	—	—
Net increase (decrease)	(2,642)	(22,073)	5,832	55,071
Class R5 shares
Subscriptions	67,046	614,432	3,512,463	33,153,336
Distributions reinvested	31,881	288,951	3,410	32,210
Redemptions	(3,561,254)	(32,085,041)	(238)	(2,239)
Net increase (decrease)	(3,462,327)	(31,181,658)	3,515,635	33,183,307

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2014		Year Ended April 30, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class T shares
Subscriptions	6,196	55,341	19,829	190,071
Distributions reinvested	53,551	471,538	59,921	570,695
Redemptions	(188,873)	(1,685,979)	(188,081)	(1,791,898)
Net decrease	(129,126)	(1,159,100)	(108,331)	(1,031,132)
Class W shares
Subscriptions	875	7,696	—	—
Distributions reinvested	—	—	—	—
Net increase	875	7,696	—	—
Class Y shares
Subscriptions	317,727	2,810,782	356,993	3,394,135
Distributions reinvested	—	—	1	5
Redemptions	(55,045)	(491,005)	(153,129)	(1,475,447)
Net increase	262,682	2,319,777	203,865	1,918,693
Class Z shares
Subscriptions	4,248,082	38,043,278	11,092,312	106,212,720
Distributions reinvested	774,486	6,844,689	1,492,429	14,234,311
Redemptions	(44,420,035)	(398,349,036)	(65,672,511)	(628,091,723)
Net decrease	(39,397,467)	(353,461,069)	(53,087,770)	(507,644,692)
Total net decrease	(45,102,068)	(405,009,509)	(51,192,394)	(489,968,623)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,						Year Ended March 31,
Class A	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$9.46		$9.58		$9.50		$9.24		$9.28		$8.79
Income from investment operations:
Net investment income	0.16		0.23		0.02		0.29		0.27		0.31
Net realized and unrealized gain (loss)	(0.30)		0.17		0.08		0.38		0.17		0.59
Total from investment operations	(0.14)		0.40		0.10		0.67		0.44		0.90
Less distributions to shareholders:
Net investment income	(0.17)		(0.23)		(0.02)		(0.29)		(0.29)		(0.33)
Net realized gains	(0.29)		(0.29)		—		(0.12)		(0.19)		(0.08)
Total distributions to shareholders	(0.46)		(0.52)		(0.02)		(0.41)		(0.48)		(0.41)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$8.86		$9.46		$9.58		$9.50		$9.24		$9.28
Total return	(1.42%)		4.21%		1.08%		7.35%		4.83%		10.39	%(c)
Ratios to average net assets(d)
Total gross expenses	0.98%		0.98%		1.01	%(e)	0.99	%(f)	1.09%		1.12%
Total net expenses(g)	0.96	%(h)	0.90	%(h)	0.80	%(e)	0.80	%(f)(h)	0.80	%(h)	0.82	%(h)
Net investment income	1.83%		2.43%		2.94	%(e)	3.07%		2.97%		3.43%
Supplemental data
Net assets, end of period (in thousands)	$61,159		$82,739		$82,929		$82,041		$75,770		$15,362
Portfolio turnover	360	%(i)	221	%(i)	10	%(i)	136	%(i)	178%		256%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 234% and 119% for the years ended April 30, 2014 and 2013, respectively, and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class B	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.46		$9.58		$9.50		$9.24		$9.24
Income from investment operations:
Net investment income (loss)	0.10		0.16		0.02		0.22		(0.00	)(c)
Net realized and unrealized gain (loss)	(0.31)		0.17		0.08		0.38		0.01
Total from investment operations	(0.21)		0.33		0.10		0.60		0.01
Less distributions to shareholders:
Net investment income	(0.10)		(0.16)		(0.02)		(0.22)		(0.01)
Net realized gains	(0.29)		(0.29)		—		(0.12)		—
Total distributions to shareholders	(0.39)		(0.45)		(0.02)		(0.34)		(0.01)
Net asset value, end of period	$8.86		$9.46		$9.58		$9.50		$9.24
Total return	(2.15%)		3.43%		1.02%		6.55%		0.15%
Ratios to average net assets(d)
Total gross expenses	1.73%		1.73%		1.76	%(e)	1.74	%(f)	1.86	%(e)
Total net expenses(g)	1.71	%(h)	1.65	%(h)	1.55	%(e)	1.55	%(f)(h)	1.55	%(e)(h)
Net investment income (loss)	1.07%		1.70%		2.18	%(e)	2.35%		(0.95	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$1,037		$2,110		$2,872		$2,969		$5,347
Portfolio turnover	360	%(i)	221	%(i)	10	%(i)	136	%(i)	178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 234% and 119% for the years ended April 30, 2014 and 2013, respectively, and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class C	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$9.45		$9.57		$9.49		$9.24		$9.29		$8.80
Income from investment operations:
Net investment income	0.11		0.17		0.02		0.23		0.21		0.25
Net realized and unrealized gain (loss)	(0.31)		0.17		0.08		0.38		0.15		0.58
Total from investment operations	(0.20)		0.34		0.10		0.61		0.36		0.83
Less distributions to shareholders:
Net investment income	(0.11)		(0.17)		(0.02)		(0.24)		(0.22)		(0.26)
Net realized gains	(0.29)		(0.29)		—		(0.12)		(0.19)		(0.08)
Total distributions to shareholders	(0.40)		(0.46)		(0.02)		(0.36)		(0.41)		(0.34)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$8.85		$9.45		$9.57		$9.49		$9.24		$9.29
Total return	(2.01%)		3.59%		1.03%		6.72%		3.94%		9.56	%(c)
Ratios to average net assets(d)
Total gross expenses	1.73%		1.73%		1.75	%(e)	1.74	%(f)	1.84%		1.87%
Total net expenses(g)	1.56	%(h)	1.50	%(h)	1.40	%(e)	1.40	%(f)(h)	1.51	%(h)	1.57	%(h)
Net investment income	1.23%		1.83%		2.35	%(e)	2.46%		2.26%		2.71%
Supplemental data
Net assets, end of period (in thousands)	$10,917		$15,812		$17,129		$16,872		$13,398		$2,226
Portfolio turnover	360	%(i)	221	%(i)	10	%(i)	136	%(i)	178%		256%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 234% and 119% for the years ended April 30, 2014 and 2013, respectively, and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
30

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class I	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.48		$9.59		$9.50		$9.25		$9.58
Income from investment operations:
Net investment income	0.21		0.30		0.03		0.33		0.14
Net realized and unrealized gain (loss)	(0.31)		0.14		0.09		0.36		(0.18)
Total from investment operations	(0.10)		0.44		0.12		0.69		(0.04)
Less distributions to shareholders:
Net investment income	(0.21)		(0.26)		(0.03)		(0.32)		(0.16)
Net realized gains	(0.29)		(0.29)		—		(0.12)		(0.13)
Total distributions to shareholders	(0.50)		(0.55)		(0.03)		(0.44)		(0.29)
Net asset value, end of period	$8.88		$9.48		$9.59		$9.50		$9.25
Total return	(0.98%)		4.71%		1.21%		7.55%		(0.44%)
Ratios to average net assets(c)
Total gross expenses	0.49%		0.52%		0.56	%(d)	0.51	%(e)	0.62	%(d)
Total net expenses(f)	0.49%		0.51%		0.51	%(d)	0.51	%(e)(g)	0.51	%(d)(g)
Net investment income	2.33%		2.99%		3.22	%(d)	3.51%		2.89	%(d)
Supplemental data
Net assets, end of period (in thousands)	$10		$2		$15,545		$15,931		$284,143
Portfolio turnover	360	%(h)	221	%(h)	10	%(h)	136	%(h)	178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 234% and 119% for the years ended April 30, 2014 and 2013, respectively, and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
31

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class R	2014		2013		2012(a)		2012(b)
Per share data
Net asset value, beginning of period	$9.46		$9.58		$9.50		$9.51
Income from investment operations:
Net investment income	0.14		0.21		0.02		0.09
Net realized and unrealized gain (loss)	(0.31)		0.16		0.08		0.07
Total from investment operations	(0.17)		0.37		0.10		0.16
Less distributions to shareholders:
Net investment income	(0.14)		(0.20)		(0.02)		(0.09)
Net realized gains	(0.29)		(0.29)		—		(0.08)
Total distributions to shareholders	(0.43)		(0.49)		(0.02)		(0.17)
Net asset value, end of period	$8.86		$9.46		$9.58		$9.50
Total return	(1.66%)		3.95%		1.06%		1.75%
Ratios to average net assets(c)
Total gross expenses	1.23%		1.23%		1.26	%(d)	1.40	%(d)(e)
Total net expenses(f)	1.21	%(g)	1.15	%(g)	1.05	%(d)	1.03	%(d)(e)
Net investment income	1.59%		2.16%		2.69	%(d)	2.69	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,498		$2,558		$2,553		$2,506
Portfolio turnover	360	%(h)	221	%(h)	10	%(h)	136	%(h)

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from November 16, 2011 (commencement of operations) to March 31, 2012.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 234% and 119% for the years ended April 30, 2014 and 2013, respectively, and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
32

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.45		$9.73
Income from investment operations:
Net investment income	0.18		0.10
Net realized and unrealized loss	(0.30)		(0.07	)(b)
Total from investment operations	(0.12)		0.03
Less distributions to shareholders:
Net investment income	(0.19)		(0.10)
Net realized gains	(0.29)		(0.21)
Total distributions to shareholders	(0.48)		(0.31)
Net asset value, end of period	$8.85		$9.45
Total return	(1.18%)		0.36%
Ratios to average net assets(c)
Total gross expenses	0.74%		0.69	%(d)
Total net expenses(e)	0.70	%(f)	0.69	%(d)
Net investment income	1.99%		2.38	%(d)
Supplemental data
Net assets, end of period (in thousands)	$28		$55
Portfolio turnover	360	%(g)	221	%(g)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 234% for the year ended April 30, 2014 and 119% for the period ended April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
33

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.45		$9.73
Income from investment operations:
Net investment income	0.19		0.11
Net realized and unrealized loss	(0.31)		(0.07	)(b)
Total from investment operations	(0.12)		0.04
Less distributions to shareholders:
Net investment income	(0.20)		(0.11)
Net realized gains	(0.29)		(0.21)
Total distributions to shareholders	(0.49)		(0.32)
Net asset value, end of period	$8.84		$9.45
Total return	(1.10%)		0.42%
Ratios to average net assets(c)
Total gross expenses	0.57%		0.55	%(d)
Total net expenses(e)	0.57%		0.55	%(d)
Net investment income	2.09%		2.71	%(d)
Supplemental data
Net assets, end of period (in thousands)	$471		$33,221
Portfolio turnover	360	%(f)	221	%(f)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 234% for the year ended April 30, 2014 and 119% for the period ended April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
34

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class T	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.45		$9.57		$9.48		$9.23		$9.23
Income from investment operations:
Net investment income (loss)	0.17		0.24		0.02		0.30		(0.00	)(c)
Net realized and unrealized gain (loss)	(0.30)		0.17		0.09		0.37		0.02
Total from investment operations	(0.13)		0.41		0.11		0.67		0.02
Less distributions to shareholders:
Net investment income	(0.18)		(0.24)		(0.02)		(0.30)		(0.02)
Net realized gains	(0.29)		(0.29)		—		(0.12)		—
Total distributions to shareholders	(0.47)		(0.53)		(0.02)		(0.42)		(0.02)
Net asset value, end of period	$8.85		$9.45		$9.57		$9.48		$9.23
Total return	(1.32%)		4.32%		1.20%		7.36%		0.21%
Ratios to average net assets(d)
Total gross expenses	0.88%		0.88%		0.91	%(e)	0.89	%(f)	1.01	%(e)
Total net expenses(g)	0.86	%(h)	0.80	%(h)	0.70	%(e)	0.70	%(f)(h)	0.70	%(e)(h)
Net investment income	1.94%		2.53%		3.04	%(e)	3.17%		(0.07	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$12,351		$14,412		$15,630		$15,577		$16,251
Portfolio turnover	360	%(i)	221	%(i)	10	%(i)	136	%(i)	178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 234% and 119% for the years ended April 30, 2014 and 2013, respectively, and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
35

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class W	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.47		$9.58		$9.50		$9.24		$9.57
Income from investment operations:
Net investment income	0.17		0.24		0.02		0.29		0.12
Net realized and unrealized gain (loss)	(0.31)		0.17		0.08		0.38		(0.18)
Total from investment operations	(0.14)		0.41		0.10		0.67		(0.06)
Less distributions to shareholders:
Net investment income	(0.17)		(0.23)		(0.02)		(0.29)		(0.14)
Net realized gains	(0.29)		(0.29)		—		(0.12)		(0.13)
Total distributions to shareholders	(0.46)		(0.52)		(0.02)		(0.41)		(0.27)
Net asset value, end of period	$8.87		$9.47		$9.58		$9.50		$9.24
Total return	(1.40%)		4.32%		1.09%		7.38%		(0.60%)
Ratios to average net assets(c)
Total gross expenses	0.90%		0.90%		0.90	%(d)	0.95	%(e)	1.08	%(d)
Total net expenses(f)	0.90	%(g)	0.88	%(g)	0.75	%(d)	0.79	%(e)	0.80	%(d)(g)
Net investment income	1.92%		2.46%		3.04	%(d)	3.08%		2.63	%(d)
Supplemental data
Net assets, end of period (in thousands)	$10		$2		$3		$2		$2
Portfolio turnover	360	%(h)	221	%(h)	10	%(h)	136	%(h)	178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 234% and 119% for the years ended April 30, 2014 and 2013, respectively, and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
36

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class Y	2014		2013		2012(a)		2012		2011		2010(b)
Per share data
Net asset value, beginning of period	$9.47		$9.59		$9.51		$9.25		$9.30		$8.93
Income from investment operations:
Net investment income	0.20		0.27		0.03		0.32		0.30		0.24
Net realized and unrealized gain (loss)	(0.30)		0.16		0.08		0.38		0.16		0.38
Total from investment operations	(0.10)		0.43		0.11		0.70		0.46		0.62
Less distributions to shareholders:
Net investment income	(0.21)		(0.26)		(0.03)		(0.32)		(0.32)		(0.25)
Net realized gains	(0.29)		(0.29)		—		(0.12)		(0.19)		—
Total distributions to shareholders	(0.50)		(0.55)		(0.03)		(0.44)		(0.51)		(0.25)
Net asset value, end of period	$8.87		$9.47		$9.59		$9.51		$9.25		$9.30
Total return	(0.99%)		4.60%		1.11%		7.66%		5.01%		7.00%
Ratios to average net assets(c)
Total gross expenses	0.53%		0.53%		0.56	%(d)	0.53	%(e)	0.76%		0.81	%(d)
Total net expenses(f)	0.53%		0.52%		0.51	%(d)	0.51	%(e)	0.53	%(g)	0.55	%(d)(g)
Net investment income	2.27%		2.80%		3.23	%(d)	3.38%		3.21%		3.58	%(d)
Supplemental data
Net assets, end of period (in thousands)	$25,147		$24,368		$22,718		$22,474		$24,717		$14,913
Portfolio turnover	360	%(h)	221	%(h)	10	%(h)	136	%(h)	178%		256%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from July 15, 2009 (commencement of operations) to March 31, 2010.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 234% and 119% for the years ended April 30, 2014 and 2013, respectively, and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
37

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class Z	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$9.46		$9.58		$9.50		$9.24		$9.29		$8.80
Income from investment operations:
Net investment income	0.19		0.26		0.03		0.31		0.29		0.34
Net realized and unrealized gain (loss)	(0.31)		0.16		0.07		0.38		0.17		0.58
Total from investment operations	(0.12)		0.42		0.10		0.69		0.46		0.92
Less distributions to shareholders:
Net investment income	(0.19)		(0.25)		(0.02)		(0.31)		(0.32)		(0.35)
Net realized gains	(0.29)		(0.29)		—		(0.12)		(0.19)		(0.08)
Total distributions to shareholders	(0.48)		(0.54)		(0.02)		(0.43)		(0.51)		(0.43)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$8.86		$9.46		$9.58		$9.50		$9.24		$9.29
Total return	(1.17%)		4.47%		1.10%		7.63%		4.98%		10.66	%(c)
Ratios to average net assets(d)
Total gross expenses	0.73%		0.73%		0.75	%(e)	0.73	%(f)	0.84%		0.87%
Total net expenses(g)	0.71	%(h)	0.65	%(h)	0.55	%(e)	0.55	%(f)(h)	0.55	%(h)	0.57	%(h)
Net investment income	2.07%		2.69%		3.14	%(e)	3.33%		3.21%		3.72%
Supplemental data
Net assets, end of period (in thousands)	$659,538		$1,077,125		$1,599,267		$1,733,175		$2,120,951		$581,596
Portfolio turnover	360	%(i)	221	%(i)	10	%(i)	136	%(i)	178%		256%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 234% and 119% for the years ended April 30, 2014 and 2013, respectively, and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
38

Columbia Bond Fund

Notes to Financial Statements

April 30, 2014

Note 1. Organization

Columbia Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading

Annual Report 2014
39

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all
Annual Report 2014
40

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP

Annual Report 2014
41

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities and as a protection buyer to reduce overall credit exposure. Additionally, credit default swap contracts were used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to gain exposure to or protect itself from market rate changes. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with

Annual Report 2014
42

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2014:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Over-the-Counter Swap Contracts(c)	27,804	—	27,804	—	—	—	27,804
Centrally Cleared Swap Contracts(d)	56,920	—	56,920	56,920	—	—	—
Total	84,724	—	84,724	56,920	—	—	27,804
			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(e)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(f)
Liability Derivatives:
Over-the-Counter Swap Contracts(c)	258,681	—	258,681	—	—	—	258,681
Centrally Cleared Swap Contracts(g)	78,056	—	78,056	56,920	—	21,136	—
Total	336,737	—	336,737	56,920	—	21,136	258,681

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d) Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(e) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(f) Represents the net amount due to counterparties in the event of default.

(g) Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

Annual Report 2014
43

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at April 30, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Premiums paid on outstanding swap contracts	91,346
Interest rate risk	Premiums paid on outstanding swap contracts	737
Interest rate risk	Net assets — unrealized appreciation on futures contracts	102,120	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	65,493	*
Total		259,696
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	565,369	*
Credit risk	Premiums received on outstanding swap contracts	146,018
Interest rate risk	Net assets — unrealized depreciation on futures contracts	1,183,309	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	44,712	*
Total		1,939,408

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended April 30, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(1,227,156)	(1,227,156)
Interest rate risk	4,590,401	(122,957)	4,467,444
Total	4,590,401	(1,350,113)	3,240,288
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(197,113)	(197,113)
Interest rate risk	1,199,935	20,780	1,220,715
Total	1,199,935	(176,333)	1,023,602

The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2014.

Derivative Instrument	Average Notional Amounts*
Futures contracts — Long	$30,337,985
Futures contracts — Short	115,079,179
Credit default Swap Contracts — buy protection	61,088,750
Derivate Instrument	Average Unrealized Appreciation*	Average Unrealized Depreciation*
Interest rate swaps	$88,530	$(64,878)

*Based on ending quarterly outstanding amounts for the year ended April 30, 2014.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Forward Sale Commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Annual Report 2014
44

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhanced defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains

Annual Report 2014
45

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

(losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2014 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2014 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than

Annual Report 2014
46

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended April 30, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R	0.20
Class R4	0.20
Class R5	0.05
Class T	0.20
Class W	0.16
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2014, these minimum account balance fees reduced total expenses by $2,411.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. The effective shareholder services fee rate for the year ended April 30, 2014 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $38,214 for Class A, $809 for Class B, $702 for Class C and $246 for Class T shares for the year ended April 30, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

Annual Report 2014
47

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	September 1, 2013 through August 31, 2014	Prior to September 1, 2013
Class A	0.97%	0.94%
Class B	1.72	1.69
Class C	1.72	1.69
Class I	0.57	0.53
Class R	1.22	1.19
Class R4	0.72	0.69
Class R5	0.62	0.58
Class T	0.87	0.84
Class W	0.97	0.94
Class Y	0.57	0.53
Class Z	0.72	0.69

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2014, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,211,744
Accumulated net realized gain	(1,211,746)
Paid-in capital	2

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2014	2013
Ordinary income	$19,032,410	$48,223,096
Long-term capital gains	30,181,917	33,500,087
Total	$49,214,327	$81,723,183

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed accumulated long-term gains	$3,398,524
Net unrealized appreciation	24,957,729

At April 30, 2014, the cost of investments for federal income tax purposes was $859,436,262 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$30,643,027
Unrealized depreciation	(5,685,298)
Net unrealized appreciation	$24,957,729

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $3,483,544,289 and $3,862,720,572, respectively, for the year ended April 30, 2014, of which $3,115,925,884 and $3,342,521,975, respectively, were U.S. government securities.

Annual Report 2014
48

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At April 30, 2014, one unaffiliated shareholder of record owned 77.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended April 30, 2014.

Note 9. Significant Risks

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties

Annual Report 2014
49

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
50

Columbia Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Bond Fund (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2014

Annual Report 2014
51

Columbia Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Capital Gain Dividend	$9,235,287

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
52

Columbia Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 54; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 54; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 54; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 54; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 54; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 54; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 54; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 54; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2014
53

Columbia Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 54; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 54; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 186; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
54

Columbia Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
55

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Annual Report 2014
56

Columbia Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
57

Columbia Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN121_04_D01_(06/14)

Annual Report

April 30, 2014

Columbia Intermediate Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Intermediate Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	36
Statement of Operations	38
Statement of Changes in Net Assets	39
Financial Highlights	42
Notes to Financial Statements	53
Report of Independent Registered Public Accounting Firm	66
Trustees and Officers	67
Important Information About This Report	73

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Intermediate Bond Fund

Performance Overview

Performance Summary

>  Columbia Intermediate Bond Fund (the Fund) Class A shares returned -0.62% excluding sales charges for the 12-month period that ended April 30, 2014.

>  The Fund's benchmark, the Barclays U.S. Aggregate Bond Index, returned -0.26% for the same period.

>  An overweight in 10-year bonds and the Fund's position in mortgage securities detracted from results during the period.

Average Annual Total Returns (%) (for period ended April 30, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	07/31/00
Excluding sales charges		-0.62	7.39	4.78
Including sales charges		-3.86	6.70	4.27
Class B	02/01/02
Excluding sales charges		-1.36	6.59	4.00
Including sales charges		-4.25	6.59	4.00
Class C	02/01/02
Excluding sales charges		-1.21	6.76	4.16
Including sales charges		-2.17	6.76	4.16
Class I*	09/27/10	-0.27	7.77	5.10
Class K*	02/28/13	-0.53	7.47	4.84
Class R*	01/23/06	-0.87	7.13	4.52
Class R4*	11/08/12	-0.38	7.66	5.04
Class R5*	11/08/12	-0.28	7.69	5.05
Class W*	09/27/10	-0.62	7.44	4.83
Class Y*	11/08/12	-0.17	7.71	5.07
Class Z	12/05/78	-0.37	7.66	5.04
Barclays U.S. Aggregate Bond Index		-0.26	4.88	4.83

Returns for Class A are shown with and without the maximum initial sales charge of 3.25% (for the one-year and five-year periods) and 4.75% (for the ten-year period). (Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.) Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia Intermediate Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2004 – April 30, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia Intermediate Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2014, the Fund's Class A shares returned -0.62% excluding sales charges. The Fund's benchmark, the Barclays U.S. Aggregate Bond Index, returned -0.26% for the same period. An overweight in 10-year bonds and the Fund's position in mortgage securities detracted from results during the period.

Stable Economic Growth

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady growth that marked the 12-month period. Solid new job growth drove the unemployment rate down to 6.3%. Robust manufacturing activity boosted the nation's capacity utilization rate to a recovery high of 79.2%. Personal income edged higher, borrowing increased and the savings rate declined. Consumer confidence generally rose during the 12-month period, reflecting consumer expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Early in the period, then-Federal Reserve chairman Ben Bernanke rattled the fixed-income markets when he indicated that the Fed was preparing to taper its monthly bond purchases, their longstanding program known as quantitative easing. The bond market declined sharply following Bernanke's announcement, and long-term interest rates rose. Once Fed tapering commenced in January 2014, longer-term interest rates declined over the last four months of the period. However, short-term rates remained at historically low levels. In this environment, returns from many fixed-income sectors were low to slightly negative.

Contributors and Detractors

In a challenging environment, positions in high-yield and non-agency mortgage bonds bolstered return, as did an overweight position in commercial mortgage-backed securities. Within corporate bonds, an emphasis on preferred securities within the financial sector also aided performance relative to the benchmark. In addition, the Fund maintained a relatively short duration, which helped reduce risk at a time when interest rates were rising. Duration is a measure of interest rate sensitivity. However, an overweight in 10-year bonds detracted from results, because it was especially hard hit when rates rose in the spring of 2013. The Fund's position in mortgage securities also detracted from relative return. The Fund had emphasized securitized pools in which the underlying mortgages carried small balances, thus reducing overall prepayment risk. These securities had performed well for the Fund as interest rates declined, but the value of prepayment protection evaporated when rates reversed course in 2013 and these mortgage securities underperformed.

During the period, we added to positions in Small Business Administration (SBA) securities, which are guaranteed by the U.S. government, and RefCorp securities, which are not explicitly guaranteed but nonetheless receive government backing. Together these positions accounted for approximately 4% of the portfolio's net assets. The Fund also bolstered its credit quality during the course of the year, a reflection of the decline in the yield advantage enjoyed by the riskier sectors of the market.

Portfolio Management

Carl Pappo, CFA

Brian Lavin, CFA

Michael Zazzarino

Portfolio Breakdown (%) (at April 30, 2014)
Asset-Backed Securities — Agency	3.6
Asset-Backed Securities — Non-Agency	10.2
Commercial Mortgage-Backed Securities — Non-Agency	6.6
Common Stocks	0.0	(a)
Financials	0.0	(a)
Industrials	0.0	(a)
Corporate Bonds & Notes	39.6
Foreign Government Obligations	1.6
Money Market Funds	1.1
Municipal Bonds	1.5
Preferred Debt	3.2
Residential Mortgage-Backed Securities — Agency	14.9
Residential Mortgage-Backed Securities — Non-Agency	4.5
Senior Loans	1.2
Treasury Bills	4.1
U.S. Government & Agency Obligations	2.0
U.S. Treasury Obligations	5.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2014

Columbia Intermediate Bond Fund

Manager Discussion of Fund Performance (continued)

Three types of derivatives were employed in the Fund's management during the period. We invested in highly-liquid, widely-traded Treasury futures and interest rate swap contracts to help manage portfolio duration. These enable us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also invested in credit default swaps to manage exposure to overall credit risk and individual issuer risk. Credit and yield curve positioning, overall, contributed positively to Fund performance during the period. On a standalone basis, however, various derivative positions used to hedge these positions did detract from performance.

Looking Ahead

At this time, we expect the economy to continue to grow at a moderate pace. As a result, we currently plan to maintain modest overweight positions in corporate bonds, mortgages and other non-Treasury assets. We believe the valuations in these sectors are not as attractive as they had been in prior periods, but they still presently have the potential for incrementally positive returns. Because we currently anticipate that interest rates will rise in the period ahead, the Fund's duration position is shorter than the benchmark at this time. Should rates in fact rise, we believe that the two-to-five year segment of the maturity spectrum may be the most vulnerable, and we have positioned the portfolio accordingly.

Quality Breakdown (%) (at April 30, 2014)
AAA rating	40.1
AA rating	6.0
A rating	8.6
BBB rating	29.8
BB rating	8.4
B rating	1.9
CCC rating	0.7
CC rating	0.0	(a)
C rating	0.0	(a)
D rating	0.0	(a)
Not rated	4.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

(a) Rounds to zero.

Investment Risks

There are risks associated with an investment in this Fund, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Noninvestment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014

Columbia Intermediate Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2013 – April 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.30	1,020.58	4.26	4.26	0.85
Class B	1,000.00	1,000.00	1,019.50	1,016.86	8.01	8.00	1.60
Class C	1,000.00	1,000.00	1,020.30	1,017.60	7.26	7.25	1.45
Class I	1,000.00	1,000.00	1,025.00	1,022.32	2.51	2.51	0.50
Class K	1,000.00	1,000.00	1,023.70	1,021.03	3.81	3.81	0.76
Class R	1,000.00	1,000.00	1,022.00	1,019.34	5.51	5.51	1.10
Class R4	1,000.00	1,000.00	1,024.50	1,021.82	3.01	3.01	0.60
Class R5	1,000.00	1,000.00	1,025.00	1,022.32	2.51	2.51	0.50
Class W	1,000.00	1,000.00	1,023.30	1,020.58	4.26	4.26	0.85
Class Y	1,000.00	1,000.00	1,025.00	1,022.32	2.51	2.51	0.50
Class Z	1,000.00	1,000.00	1,023.40	1,021.82	3.01	3.01	0.60

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments

April 30, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 41.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.4%
ADS Tactical, Inc. Senior Secured(a) 04/01/18	11.000%	520,000	512,200
Bombardier, Inc.(a) Senior Unsecured 04/15/19	4.750%	278,000	282,865
03/15/20	7.750%	234,000	266,760
10/15/22	6.000%	319,000	324,582
Huntington Ingalls Industries, Inc. 03/15/18	6.875%	490,000	524,300
L-3 Communications Corp. 02/15/21	4.950%	8,235,000	8,971,448
Lockheed Martin Corp. Senior Unsecured 09/15/21	3.350%	3,775,000	3,884,834
TransDigm, Inc. 12/15/18	7.750%	128,000	136,320
10/15/20	5.500%	39,000	39,390
07/15/21	7.500%	142,000	156,200
Total			15,098,899
Automotive 2.0%
American Axle & Manufacturing, Inc. 02/15/19	5.125%	217,000	227,308
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/19	8.000%	684,000	748,980
Dana Holding Corp. Senior Unsecured 02/15/21	6.750%	356,000	387,150
Ford Motor Co. Senior Unsecured 02/01/29	6.375%	5,390,000	6,336,942
07/16/31	7.450%	5,690,000	7,424,892
11/01/46	7.400%	3,500,000	4,653,089
Ford Motor Credit Co. LLC Senior Unsecured 06/15/16	3.984%	10,795,000	11,447,882
01/17/17	1.500%	18,943,000	19,016,063
01/15/20	8.125%	3,220,000	4,095,012
General Motors Co.(a) Senior Unsecured 10/02/18	3.500%	22,865,000	23,293,719
10/02/23	4.875%	420,000	434,175
Jaguar Land Rover Automotive PLC(a) 12/15/18	4.125%	241,000	248,832
02/01/23	5.625%	140,000	146,125
Schaeffler Finance BV Senior Secured(a) 02/15/19	8.500%	482,000	542,250

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Visteon Corp. 04/15/19	6.750%	406,000	426,832
Total			79,429,251
Banking 10.7%
Ally Financial, Inc. 02/15/17	5.500%	314,000	341,475
03/15/20	8.000%	1,220,000	1,474,675
BNP Paribas SA(a)(b) 06/29/49	5.186%	13,535,000	13,890,294
Bank of America Corp. Senior Unsecured 01/11/23	3.300%	7,386,000	7,169,250
Subordinated Notes 05/02/17	5.700%	7,605,000	8,417,343
Bank of Montreal Senior Unsecured 01/25/19	2.375%	13,498,000	13,639,149
Bank of New York Mellon Corp. (The) Senior Unsecured 05/15/19	5.450%	3,325,000	3,810,972
Bank of New York Mellon Corp. (The)(b) 12/29/49	4.500%	8,788,000	8,041,020
Barclays Bank PLC(a)(b) 09/29/49	7.434%	18,121,000	20,250,217
Barclays Bank PLC(b) 12/15/49	6.278%	6,605,000	6,654,538
Subordinated Notes 04/10/23	7.750%	5,995,000	6,654,450
Citigroup, Inc. Subordinated Notes 09/13/25	5.500%	6,686,000	7,251,609
08/25/36	6.125%	4,960,000	5,539,521
Citigroup, Inc.(b) 04/29/49	5.350%	18,265,000	17,032,112
Citigroup, Inc.(c) Subordinated Notes 05/06/44	5.300%	7,302,000	7,333,033
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(a)(b) 12/31/49	11.000%	5,759,000	7,673,867
Credit Agricole SA(a)(b) 12/31/49	8.375%	5,636,000	6,537,760
Discover Financial Services Senior Unsecured 04/27/22	5.200%	5,282,000	5,742,163
11/21/22	3.850%	5,485,000	5,509,655
HBOS PLC Subordinated Notes(a) 05/21/18	6.750%	16,277,000	18,538,201

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HSBC USA, Inc. Subordinated Notes 09/27/20	5.000%	6,724,000	7,393,919
JPMorgan Chase & Co. Senior Unsecured 01/25/23	3.200%	6,255,000	6,102,028
JPMorgan Chase & Co.(b) 12/29/49	5.150%	17,888,000	16,926,520
JPMorgan Chase Capital XXI(b) 02/02/37	1.173%	30,402,000	24,473,610
JPMorgan Chase Capital XXIII(b) 05/15/47	1.236%	16,490,000	12,862,200
Lloyds Banking Group PLC(a)(b) 11/29/49	6.267%	3,136,000	3,151,680
12/31/49	6.413%	6,842,000	7,201,205
12/31/49	6.657%	10,897,000	11,605,305
M&T Bank Corp. 12/31/49	6.875%	16,939,000	17,037,619
Mellon Capital IV(b) 06/29/49	4.000%	1,035,000	888,806
Natixis(a)(b) 12/31/49	10.000%	6,890,000	8,216,325
PNC Financial Services Group, Inc. (The)(b) 05/29/49	4.454%	17,261,000	17,261,000
Rabobank Capital Funding Trust III(a)(b) 12/31/49	5.254%	6,566,000	6,927,130
Royal Bank of Scotland PLC (The) Subordinated Notes(b) 03/16/22	9.500%	7,670,000	8,973,900
Santander Holdings USA, Inc. Senior Unsecured 08/27/18	3.450%	15,697,000	16,393,649
State Street Capital Trust IV(b) 06/01/67	1.233%	7,416,000	6,173,820
State Street Corp. 03/15/18	4.956%	18,974,000	20,765,886
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%	1,041,000	1,189,343
U.S. Bancorp Subordinated Notes 07/15/22	2.950%	5,991,000	5,800,366
UBS Preferred Funding Trust V(b) 05/29/49	6.243%	5,710,000	6,060,023
Wachovia Capital Trust III(b) 03/29/49	5.570%	14,020,000	13,494,250
Washington Mutual Bank Subordinated Notes(d)(e)(f) 01/15/15	5.125%	27,379,000	41,069

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.(b) 12/31/49	5.900%	26,214,000	26,685,852
Wells Fargo Capital X 12/15/36	5.950%	9,225,000	9,248,062
Total			426,374,871
Brokerage —%
E*TRADE Financial Corp. Senior Unsecured 11/15/19	6.375%	682,000	740,822
Nuveen Investments, Inc. Senior Unsecured(a) 10/15/20	9.500%	599,000	714,308
Total			1,455,130
Building Materials 0.1%
Allegion US Holding Co., Inc.(a) 10/01/21	5.750%	358,000	379,480
American Builders & Contractors Supply Co., Inc. Senior Unsecured(a) 04/15/21	5.625%	513,000	530,955
Gibraltar Industries, Inc. 02/01/21	6.250%	209,000	221,540
HD Supply, Inc. 07/15/20	7.500%	390,000	422,175
Nortek, Inc. 12/01/18	10.000%	127,000	138,430
04/15/21	8.500%	592,000	652,680
USG Corp.(a) 11/01/21	5.875%	122,000	129,625
Total			2,474,885
Chemicals 0.5%
Axalta Coating Systems U.S. Holdings, Inc/Dutch Holding B BV(a) 05/01/21	7.375%	365,000	401,044
Celanese U.S. Holdings LLC 06/15/21	5.875%	301,000	329,595
Huntsman International LLC 11/15/20	4.875%	300,000	303,750
INEOS Group Holdings SA(a) 02/15/19	5.875%	365,000	372,300
JM Huber Corp. Senior Notes(a) 11/01/19	9.875%	827,000	948,982
LYB International Finance BV 03/15/44	4.875%	4,425,000	4,540,501
LyondellBasell Industries NV Senior Unsecured 04/15/19	5.000%	11,433,000	12,816,279

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NOVA Chemicals Corp. Senior Unsecured(a) 08/01/23	5.250%	299,000	319,930
PQ Corp. Secured(a) 05/01/18	8.750%	1,144,000	1,246,960
Total			21,279,341
Construction Machinery 0.3%
Ashtead Capital, Inc. Secured(a) 07/15/22	6.500%	176,000	191,400
Case New Holland Industrial, Inc. 12/01/17	7.875%	986,000	1,158,550
Caterpillar, Inc. Senior Unsecured 06/26/22	2.600%	6,610,000	6,370,090
Columbus McKinnon Corp. 02/01/19	7.875%	452,000	485,900
Neff Rental LLC/Finance Corp. Secured(a) 05/15/16	9.625%	888,000	923,520
United Rentals North America, Inc. 04/15/22	7.625%	426,000	479,250
06/15/23	6.125%	284,000	305,300
11/15/24	5.750%	252,000	261,450
Total			10,175,460
Consumer Cyclical Services 0.2%
ADT Corp. (The) Senior Unsecured 07/15/22	3.500%	276,000	243,570
APX Group, Inc. 12/01/20	8.750%	276,000	281,520
Senior Secured 12/01/19	6.375%	634,000	645,095
Amazon.com, Inc. Senior Unsecured 11/29/22	2.500%	7,945,000	7,418,628
Monitronics International, Inc. 04/01/20	9.125%	531,000	565,515
Service Corp. International Senior Unsecured 01/15/22	5.375%	249,000	253,980
Total			9,408,308
Consumer Products 0.1%
Alphabet Holding Co., Inc. Senior Unsecured PIK 11/01/17	7.750%	210,000	217,350

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Serta Simmons Holdings LLC Senior Unsecured(a) 10/01/20	8.125%	379,000	416,426
Spectrum Brands, Inc. 03/15/20	6.750%	398,000	429,342
11/15/20	6.375%	374,000	404,855
11/15/22	6.625%	305,000	333,213
Springs Window Fashions LLC Senior Secured(a) 06/01/21	6.250%	661,000	687,440
Tempur Sealy International, Inc. 12/15/20	6.875%	175,000	190,750
Total			2,679,376
Diversified Manufacturing 0.4%
Amsted Industries, Inc.(a) 03/15/22	5.000%	302,000	301,245
Entegris, Inc.(a) 04/01/22	6.000%	204,000	206,550
Gardner Denver, Inc. Senior Unsecured(a) 08/15/21	6.875%	635,000	651,669
General Electric Co. Senior Unsecured 10/09/42	4.125%	11,852,000	11,588,103
03/11/44	4.500%	3,925,000	4,042,228
Hamilton Sundstrand Corp. Senior Unsecured(a) 12/15/20	7.750%	663,000	719,355
Total			17,509,150
Electric 3.6%
AES Corp. (The) Senior Unsecured 07/01/21	7.375%	206,000	235,870
Alabama Power Co. Senior Unsecured 03/15/41	5.500%	5,690,000	6,669,573
01/15/42	4.100%	3,678,000	3,593,965
CMS Energy Corp. Senior Unsecured 09/30/15	4.250%	3,690,000	3,856,538
02/15/18	5.050%	13,126,000	14,600,308
Calpine Corp. Senior Secured(a) 01/15/22	6.000%	319,000	338,140
Commonwealth Edison Co. 1st Mortgage 03/15/36	5.900%	4,050,000	4,988,037
Senior Unsecured 07/15/18	6.950%	4,500,000	5,266,903

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Carolinas LLC 1st Refunding Mortgage 09/30/42	4.000%	4,821,000	4,653,485
Duke Energy Ohio, Inc. 1st Mortgage 09/01/23	3.800%	50,000	52,204
Duke Energy Progress, Inc. 1st Mortgage 03/30/44	4.375%	3,680,000	3,775,651
FPL Energy National Wind LLC Senior Secured(a) 03/10/24	5.608%	275,339	270,233
FirstEnergy Corp. Senior Unsecured 03/15/18	2.750%	13,625,000	13,714,039
03/15/23	4.250%	7,640,000	7,508,050
Georgia Power Co. Senior Unsecured 09/01/40	4.750%	1,687,000	1,778,231
MidAmerican Energy Co. 1st Mortgage 10/15/24	3.500%	5,320,000	5,381,366
10/15/44	4.400%	8,195,000	8,360,105
NRG Energy, Inc.(a) 07/15/22	6.250%	797,000	822,902
Nevada Power Co. 05/15/18	6.500%	2,173,000	2,557,827
08/01/18	6.500%	3,000	3,557
09/15/40	5.375%	1,733,000	2,000,256
Niagara Mohawk Power Corp. Senior Unsecured(a) 08/15/19	4.881%	9,111,000	10,186,298
Oncor Electric Delivery Co. LLC Senior Secured 09/30/40	5.250%	4,156,000	4,675,716
PPL Capital Funding, Inc. 06/01/18	1.900%	6,725,000	6,631,106
06/15/22	4.200%	5,575,000	5,865,352
06/01/23	3.400%	7,647,000	7,519,066
Pacific Gas & Electric Co. Senior Unsecured 06/15/23	3.250%	7,442,000	7,339,070
01/15/40	5.400%	2,246,000	2,496,656
Southern California Edison Co. 1st Refunding Mortgage 09/01/40	4.500%	3,685,000	3,829,507
Toledo Edison Co. (The) Senior Secured 05/15/37	6.150%	3,543,000	4,215,844
Total			143,185,855

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Entertainment 0.1%
AMC Entertainment, Inc. 12/01/20	9.750%	46,000	52,900
Activision Blizzard, Inc.(a) 09/15/21	5.625%	1,188,000	1,266,705
09/15/23	6.125%	86,000	93,525
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 03/15/21	5.250%	443,000	449,645
Cinemark USA, Inc. 12/15/22	5.125%	302,000	302,000
Six Flags, Inc.(a)(d)(f)(g) 06/01/44	9.625%	458,000	—
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(d)(f) 07/01/15	9.300%	1,369,318	1,369,318
Total			3,534,093
Food and Beverage 1.0%
ARAMARK Corp. 03/15/20	5.750%	471,000	493,961
Campbell Soup Co. Senior Unsecured 08/02/22	2.500%	6,538,000	6,078,705
08/02/42	3.800%	5,142,000	4,378,860
Coca-Cola Co. (The) Senior Unsecured 11/01/23	3.200%	7,670,000	7,646,507
ConAgra Foods, Inc. Senior Unsecured 01/25/18	1.900%	4,208,000	4,194,332
01/25/23	3.200%	2,650,000	2,556,174
10/01/28	7.000%	5,666,000	6,932,770
Darling International, Inc.(a) 01/15/22	5.375%	437,000	449,018
Diamond Foods, Inc.(a) 03/15/19	7.000%	95,000	98,325
Heineken NV Senior Unsecured(a) 10/01/42	4.000%	2,620,000	2,391,177
Pinnacle Foods Finance LLC/Corp. 05/01/21	4.875%	383,000	372,468
TreeHouse Foods, Inc. 03/15/22	4.875%	91,000	92,138
Wm. Wrigley Jr., Co.(a) Senior Unsecured 10/21/16	1.400%	3,555,000	3,581,837
10/21/18	2.400%	2,238,000	2,267,768
Total			41,534,040

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.1%
Boyd Gaming Corp. 07/01/20	9.000%	98,000	108,045
GLP Capital LP/Financing II Inc.(a) 11/01/23	5.375%	360,000	370,800
MGM Resorts International 03/01/18	11.375%	529,000	686,377
10/01/20	6.750%	109,000	120,456
PNK Finance Corp.(a) 08/01/21	6.375%	843,000	885,150
Penn National Gaming, Inc. Senior Unsecured(a) 11/01/21	5.875%	257,000	248,005
Seminole Tribe of Florida, Inc. Senior Unsecured(a) 10/01/20	7.804%	625,000	686,469
Seneca Gaming Corp.(a) 12/01/18	8.250%	473,000	506,110
Tunica-Biloxi Gaming Authority Senior Unsecured(a) 11/15/15	9.000%	577,000	478,189
Wynn Macau Ltd. Senior Unsecured(a) 10/15/21	5.250%	546,000	554,190
Total			4,643,791
Gas Distributors 0.2%
Sempra Energy Senior Unsecured 06/01/16	6.500%	5,060,000	5,610,700
12/01/23	4.050%	3,745,000	3,871,836
Total			9,482,536
Gas Pipelines 2.5%
Access Midstream Partners LP/Finance Corp. 05/15/23	4.875%	872,000	882,900
03/15/24	4.875%	150,000	149,250
Crestwood Midstream Partners LP/Corp.(a) 03/01/22	6.125%	220,000	229,900
DCP Midstream LLC(a)(b) 05/21/43	5.850%	9,895,000	9,350,775
El Paso LLC Senior Secured 09/15/20	6.500%	609,000	672,038
El Paso Pipeline Partners Operating Co. LLC 10/01/21	5.000%	11,229,000	12,068,087
Enterprise Products Operating LLC 03/15/23	3.350%	7,180,000	7,072,652

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/01/41	5.950%	4,008,000	4,731,155
02/15/42	5.700%	3,559,000	4,046,918
Hiland Partners LP/Finance Corp.(a) 10/01/20	7.250%	1,324,000	1,443,160
Kinder Morgan Energy Partners LP Senior Unsecured 03/01/21	3.500%	7,413,000	7,422,622
01/15/38	6.950%	3,975,000	4,822,681
09/01/39	6.500%	3,739,000	4,342,362
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	603,000	649,733
02/15/23	5.500%	658,000	682,675
07/15/23	4.500%	157,000	153,075
NiSource Finance Corp. 02/15/23	3.850%	5,220,000	5,277,629
12/15/40	6.250%	4,125,000	4,817,583
Regency Energy Partners LP/Finance Corp. 07/15/21	6.500%	896,000	963,200
03/01/22	5.875%	358,000	375,005
Sabine Pass Liquefaction LLC Senior Secured 02/01/21	5.625%	430,000	443,975
Southern Natural Gas Co. LLC/Issuing Corp. Senior Unsecured 06/15/21	4.400%	5,175,000	5,490,090
Southern Natural Gas Co. LLC Senior Unsecured 03/01/32	8.000%	4,305,000	5,754,317
TransCanada PipeLines Ltd.(b) 05/15/67	6.350%	9,278,000	9,637,523
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured 08/01/42	4.450%	5,400,000	5,271,755
Williams Partners LP Senior Unsecured 04/15/40	6.300%	3,725,000	4,333,874
Total			101,084,934
Health Care 0.5%
Biomet, Inc. 08/01/20	6.500%	115,000	125,781
CHS/Community Health Systems, Inc. 11/15/19	8.000%	290,000	317,188
Senior Secured 08/15/18	5.125%	474,000	498,292
CHS/Community Health Systems, Inc.(a) 02/01/22	6.875%	569,000	589,626
Senior Secured 08/01/21	5.125%	104,000	106,080
Catamaran Corp. 03/15/21	4.750%	104,000	104,780

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ConvaTec Finance International SA Senior Unsecured PIK(a) 01/15/19	8.250%	214,000	218,815
ConvaTec Healthcare E SA Senior Unsecured(a) 12/15/18	10.500%	430,000	473,000
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	568,000	601,370
Emdeon, Inc. 12/31/19	11.000%	557,000	644,727
Fresenius Medical Care U.S. Finance II, Inc.(a) 07/31/19	5.625%	335,000	364,313
Fresenius Medical Care U.S. Finance, Inc.(a) 09/15/18	6.500%	454,000	509,615
HCA, Inc. 02/15/22	7.500%	415,000	473,307
Senior Secured 03/15/19	3.750%	405,000	408,038
02/15/20	6.500%	889,000	991,235
IMS Health, Inc. Senior Unsecured(a) 11/01/20	6.000%	427,000	450,485
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured 11/01/18	10.500%	266,000	303,905
LifePoint Hospitals, Inc.(a) 12/01/21	5.500%	302,000	314,080
MPH Acquisition Holdings LLC(a) 04/01/22	6.625%	391,000	403,708
McKesson Corp. Senior Unsecured 12/15/22	2.700%	9,240,000	8,742,084
Physio-Control International, Inc. Senior Secured(a) 01/15/19	9.875%	343,000	381,588
Tenet Healthcare Corp. Senior Secured 04/01/21	4.500%	509,000	493,984
Senior Unsecured 04/01/22	8.125%	920,000	1,021,200
Tenet Healthcare Corp.(a) Senior Secured 10/01/20	6.000%	325,000	342,063
Total			18,879,264
Healthcare Insurance 0.1%
Centene Corp. Senior Unsecured 05/15/22	4.750%	157,000	157,785

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Centene Corp.(c) Senior Unsecured 05/15/22	4.750%	20,000	20,100
WellPoint, Inc. Senior Unsecured 01/15/23	3.300%	5,035,000	4,923,757
Total			5,101,642
Home Construction 0.1%
KB Home 05/15/19	4.750%	202,000	201,495
Meritage Homes Corp. 03/01/18	4.500%	377,000	385,483
04/15/20	7.150%	117,000	129,870
04/01/22	7.000%	72,000	78,930
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	282,000	309,495
Standard Pacific Corp. 12/15/21	6.250%	290,000	310,300
Taylor Morrison Communities, Inc./Monarch, Inc.(a) 04/15/20	7.750%	441,000	483,997
04/15/21	5.250%	15,000	15,150
03/01/24	5.625%	154,000	151,305
Total			2,066,025
Independent Energy 2.5%
Anadarko Petroleum Corp. Senior Unsecured 09/15/17	6.375%	5,310,000	6,139,473
03/15/40	6.200%	3,445,000	4,195,407
Antero Resources Corp.(a)(c) 12/01/22	5.125%	272,000	274,380
Antero Resources Finance Corp. 08/01/19	7.250%	142,000	151,826
Antero Resources Finance Corp.(a) 11/01/21	5.375%	312,000	319,020
Athlon Holdings LP/Finance Corp.(a) 04/15/21	7.375%	797,000	860,760
Athlon Holdings LP/Finance Corp.(a)(c) 05/01/22	6.000%	168,000	170,100
Aurora U.S.A. Oil & Gas, Inc.(a) 04/01/20	7.500%	782,000	890,307
CNOOC Nexen Finance ULC 04/30/24	4.250%	3,305,000	3,271,129
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	458,000	490,060

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chesapeake Energy Corp. 08/15/20	6.625%	494,000	554,391
02/15/21	6.125%	1,185,000	1,297,575
03/15/23	5.750%	667,000	708,687
Comstock Resources, Inc. 06/15/20	9.500%	773,000	883,152
Concho Resources, Inc. 01/15/21	7.000%	1,762,000	1,955,820
04/01/23	5.500%	8,800,000	9,163,000
Continental Resources, Inc. 04/01/21	7.125%	1,068,000	1,209,510
09/15/22	5.000%	18,490,000	19,553,175
04/15/23	4.500%	5,063,000	5,320,459
EP Energy LLC/Everest Acquisition Finance, Inc. 09/01/22	7.750%	130,000	144,788
EP Energy LLC/Finance, Inc. Senior Unsecured 05/01/20	9.375%	424,000	489,720
EXCO Resources, Inc. 04/15/22	8.500%	206,000	211,665
EnCana Corp. Senior Unsecured 11/15/21	3.900%	4,515,000	4,682,723
Halcon Resources Corp. 07/15/20	9.750%	28,000	29,960
05/15/21	8.875%	160,000	165,800
Halcon Resources Corp.(a) 07/15/20	9.750%	142,000	151,763
Hess Corp. Senior Unsecured 02/15/19	8.125%	2,925,000	3,689,970
10/01/29	7.875%	4,005,000	5,383,525
08/15/31	7.300%	2,143,000	2,752,113
Kodiak Oil & Gas Corp. 12/01/19	8.125%	374,000	415,140
01/15/21	5.500%	776,000	799,280
02/01/22	5.500%	870,000	891,750
Laredo Petroleum, Inc. 02/15/19	9.500%	728,000	800,800
05/01/22	7.375%	479,000	528,097
Laredo Petroleum, Inc.(a) 01/15/22	5.625%	335,000	340,863
MEG Energy Corp.(a) 03/31/24	7.000%	264,000	279,840
Oasis Petroleum, Inc. 11/01/21	6.500%	1,341,000	1,434,870
01/15/23	6.875%	293,000	317,173
Oasis Petroleum, Inc.(a) 03/15/22	6.875%	146,000	158,410

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Parsley Energy LLC/Finance Corp. Senior Unsecured(a) 02/15/22	7.500%	623,000	651,035
Plains Exploration & Production Co. 02/15/23	6.875%	731,000	818,720
QEP Resources, Inc. Senior Unsecured 03/01/21	6.875%	402,000	444,210
RKI Exploration & Production LLC/Finance Corp.(a) 08/01/21	8.500%	82,000	88,970
Range Resources Corp. 08/01/20	6.750%	415,000	448,200
Ras Laffan Liquefied Natural Gas Co., Ltd. II Senior Secured(a) 09/30/20	5.298%	4,320,474	4,666,112
Rice Energy, Inc.(a) 05/01/22	6.250%	242,000	242,303
SM Energy Co. Senior Unsecured 11/15/21	6.500%	447,000	480,525
SandRidge Energy, Inc. 10/15/22	8.125%	214,000	231,655
02/15/23	7.500%	68,000	71,910
Whiting Petroleum Corp. 10/01/18	6.500%	53,000	55,915
03/15/21	5.750%	658,000	705,705
Woodside Finance Ltd.(a) 05/10/21	4.600%	10,320,000	11,135,280
Total			101,117,021
Integrated Energy 0.8%
BP Capital Markets PLC 02/10/24	3.814%	7,560,000	7,718,322
Chevron Corp. Senior Unsecured 12/05/22	2.355%	8,155,000	7,713,285
06/24/23	3.191%	6,965,000	6,961,141
Shell International Finance BV 08/21/22	2.375%	6,295,000	5,991,008
03/25/40	5.500%	3,736,000	4,444,521
Total			32,828,277
Life Insurance 1.2%
ING Capital Funding Trust III(b) 12/31/49	3.834%	3,825,000	3,815,438
MetLife Capital Trust X(a) 04/08/38	9.250%	11,393,000	15,323,585

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prudential Financial, Inc. Senior Unsecured 12/01/17	6.000%	431,000	496,526
Prudential Financial, Inc.(b) 06/15/38	8.875%	4,502,000	5,503,695
09/15/42	5.875%	7,640,000	8,041,100
Voya Financial, Inc. 07/15/22	5.500%	3,680,000	4,170,007
Voya Financial, Inc.(b) 05/15/53	5.650%	8,395,000	8,394,160
Total			45,744,511
Lodging —%
Hilton Worldwide Finance/Corp.(a) 10/15/21	5.625%	715,000	747,175
Playa Resorts Holding BV Senior Unsecured(a) 08/15/20	8.000%	354,000	384,126
Total			1,131,301
Media Cable 0.9%
CCO Holdings LLC/Capital Corp. 03/15/21	5.250%	270,000	275,062
04/30/21	6.500%	176,000	187,880
01/31/22	6.625%	404,000	435,310
CSC Holdings LLC Senior Unsecured 02/15/19	8.625%	87,000	103,748
CSC Holdings, Inc. Senior Unsecured 11/15/21	6.750%	442,000	491,725
Cablevision Systems Corp. Senior Unsecured 09/15/22	5.875%	251,000	254,137
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a) 09/15/20	6.375%	727,000	761,532
Cogeco Cable, Inc.(a) 05/01/20	4.875%	167,000	167,835
DIRECTV Holdings LLC/Financing Co., Inc. 03/01/21	5.000%	4,642,000	5,029,533
DISH DBS Corp. 06/01/21	6.750%	1,028,000	1,161,640
Mediacom Broadband LLC/Corp. Senior Unsecured(a) 04/15/21	5.500%	52,000	51,870
NBCUniversal Enterprise, Inc.(a) 04/15/19	1.974%	8,990,000	8,820,378
Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Numericable Group SA(a)(c) Senior Secured 05/15/19	4.875%	332,000	335,320
05/15/22	6.000%	614,000	628,582
05/15/24	6.250%	226,000	231,368
Quebecor Media, Inc. Senior Unsecured 01/15/23	5.750%	351,000	352,755
Time Warner Cable, Inc. 05/01/37	6.550%	5,875,000	7,202,533
09/01/41	5.500%	6,225,000	6,873,135
Videotron Ltd. 07/15/22	5.000%	411,000	414,082
Videotron Ltd.(a) 06/15/24	5.375%	23,000	23,173
WaveDivision Escrow LLC/Corp. Senior Unsecured(a) 09/01/20	8.125%	24,000	25,680
Total			33,827,278
Media Non-Cable 0.7%
21st Century Fox America, Inc. 12/15/35	6.400%	3,710,000	4,502,363
AMC Networks, Inc. 07/15/21	7.750%	491,000	549,306
12/15/22	4.750%	70,000	69,825
CBS Outdoor Americas Capital LLC/Corp.(a) 02/15/22	5.250%	73,000	74,825
02/15/24	5.625%	73,000	75,008
Clear Channel Communications, Inc. PIK 02/01/21	14.000%	291,000	298,275
Clear Channel Communications, Inc. Senior Secured 03/01/21	9.000%	868,000	922,250
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	301,000	324,327
11/15/22	6.500%	780,000	834,600
Hughes Satellite Systems Corp. 06/15/21	7.625%	275,000	310,063
Intelsat Jackson Holdings SA 10/15/20	7.250%	1,048,000	1,131,840
Intelsat Luxembourg SA 06/01/21	7.750%	276,000	287,730
06/01/23	8.125%	345,000	362,250
Lamar Media Corp.(a) 01/15/24	5.375%	99,000	102,589
MDC Partners, Inc.(a) 04/01/20	6.750%	771,000	815,332

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nielsen Finance Co. SARL (The)(a) 10/01/21	5.500%	483,000	502,924
Reed Elsevier Capital, Inc. 10/15/22	3.125%	8,550,000	8,288,139
Thomson Reuters Corp. Senior Unsecured 11/23/23	4.300%	6,530,000	6,764,048
Univision Communications, Inc.(a) 05/15/21	8.500%	425,000	467,500
Senior Secured 09/15/22	6.750%	498,000	547,800
05/15/23	5.125%	309,000	315,180
Total			27,546,174
Metals 1.1%
ArcelorMittal Senior Unsecured 02/25/15	4.250%	12,317,000	12,563,340
08/05/15	4.250%	14,468,000	14,865,870
02/25/22	6.750%	432,000	479,212
10/15/39	7.500%	1,154,000	1,208,815
03/01/41	7.250%	4,352,000	4,428,160
Arch Coal, Inc. Secured(a) 01/15/19	8.000%	247,000	246,382
CONSOL Energy, Inc. 03/01/21	6.375%	32,000	33,720
CONSOL Energy, Inc.(a) 04/15/22	5.875%	209,000	215,270
Calcipar SA Senior Secured(a) 05/01/18	6.875%	470,000	497,025
Constellium NV Senior Unsecured(a)(c) 05/15/24	5.750%	105,000	107,363
FMG Resources August 2006 Proprietary Ltd.(a) 11/01/19	8.250%	543,000	597,300
Nucor Corp. Senior Unsecured 08/01/23	4.000%	9,440,000	9,569,762
Peabody Energy Corp. 11/15/21	6.250%	592,000	600,880
Total			45,413,099
Non-Captive Consumer 0.6%
HSBC Finance Capital Trust IX(b) 11/30/35	5.911%	11,313,000	11,737,237
HSBC Finance Corp. Subordinated Notes 01/15/21	6.676%	10,285,000	12,166,425

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Provident Funding Associates LP/Finance Corp. Senior Notes(a) 02/15/19	10.125%	88,000	96,360
Provident Funding Associates LP/PFG Finance Corp.(a) 06/15/21	6.750%	702,000	717,795
Springleaf Finance Corp. 06/01/20	6.000%	175,000	177,188
10/01/21	7.750%	313,000	346,256
10/01/23	8.250%	238,000	265,370
Total			25,506,631
Non-Captive Diversified 0.6%
Air Lease Corp. Senior Unsecured 03/01/20	4.750%	697,000	742,305
Aircastle Ltd. Senior Unsecured 03/15/21	5.125%	198,000	198,990
CIT Group, Inc. Senior Unsecured(a) 02/15/19	5.500%	1,306,000	1,403,950
GE Capital Trust I(b) 11/15/67	6.375%	10,245,000	11,346,338
General Electric Capital Corp. Senior Unsecured 09/07/22	3.150%	7,043,000	7,043,979
01/14/38	5.875%	1,505,000	1,801,875
International Lease Finance Corp. Senior Unsecured 04/15/18	3.875%	92,000	93,380
12/15/20	8.250%	1,181,000	1,424,581
Total			24,055,398
Oil Field Services 0.2%
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	651,000	693,315
Oil States International, Inc. 01/15/23	5.125%	408,000	456,960
Pacific Drilling SA Senior Secured(a) 06/01/20	5.375%	360,000	350,100
Weatherford International Ltd. 03/15/38	7.000%	4,720,000	5,813,256
Total			7,313,631
Other Financial Institutions —%
Icahn Enterprises LP/Finance Corp.(a) 02/01/22	5.875%	404,000	410,060

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
National Financial Partners Corp. Senior Unsecured(a) 07/15/21	9.000%	226,000	243,515
Total			653,575
Other Industry 1.2%
Massachusetts Institute of Technology 07/01/14	4.678%	8,730,000	9,007,733
Memorial Sloan-Kettering Cancer Center Senior Unsecured 07/01/52	4.125%	16,955,000	15,369,318
President and Fellows of Harvard College Senior Notes 10/15/40	4.875%	8,205,000	9,046,780
President and Fellows of Harvard College(a) 01/15/39	6.500%	9,860,000	13,230,178
Unifrax I LLC/Holding Co.(a) 02/15/19	7.500%	183,000	193,522
Total			46,847,531
Packaging 0.1%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a) 01/31/19	6.250%	215,000	224,138
Beverage Packaging Holdings (Luxembourg) II SA(a) 12/15/16	5.625%	116,000	118,465
06/15/17	6.000%	35,000	36,050
Plastipak Holdings, Inc. Senior Unsecured(a) 10/01/21	6.500%	564,000	586,560
Reynolds Group Issuer, Inc. LLC Senior Secured 10/15/20	5.750%	621,000	645,840
Reynolds Group Issuer, Inc./LLC 08/15/19	9.875%	702,000	779,220
Senior Secured 08/15/19	7.875%	576,000	632,160
Signode Industrial Group Luxembourg SA/US, Inc. Senior Unsecured(a) 05/01/22	6.375%	470,000	474,700
Total			3,497,133
Pharmaceuticals 0.9%
Capsugel SA Senior Unsecured PIK(a) 05/15/19	7.000%	68,000	70,465
Grifols Worldwide Operations Ltd. Senior Unsecured(a) 04/01/22	5.250%	445,000	451,675

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a) 12/01/19	9.500%	312,000	344,760
Johnson & Johnson Senior Unsecured 12/05/33	4.375%	7,198,000	7,674,349
05/15/41	4.850%	7,528,000	8,431,044
Merck & Co., Inc. Senior Unsecured 09/15/22	2.400%	4,515,000	4,271,623
Novartis Capital Corp. 05/06/24	3.400%	12,160,000	12,254,903
Valeant Pharmaceuticals International, Inc.(a) 08/15/18	6.750%	437,000	473,053
10/15/20	6.375%	1,136,000	1,221,200
12/01/21	5.625%	312,000	324,480
Total			35,517,552
Property & Casualty 0.6%
Alliant Holdings, Inc. Senior Unsecured(a) 12/15/20	7.875%	295,000	312,700
HUB International Ltd. Senior Unsecured(a) 10/01/21	7.875%	1,015,000	1,083,513
Liberty Mutual Group, Inc.(a) 05/01/22	4.950%	6,775,000	7,308,586
05/01/42	6.500%	1,955,000	2,377,096
Senior Unsecured 03/15/35	6.500%	6,030,000	7,148,589
Transatlantic Holdings, Inc. Senior Unsecured 11/30/39	8.000%	4,760,000	6,423,115
Total			24,653,599
Railroads 0.8%
BNSF Funding Trust I(b) 12/15/55	6.613%	12,396,000	13,697,580
CSX Corp. Senior Unsecured 05/30/42	4.750%	4,265,000	4,411,285
Florida East Coast Holdings Corp.(a) 05/01/20	9.750%	296,000	304,880
Senior Secured 05/01/19	6.750%	411,000	422,303
Union Pacific Corp. Senior Unsecured 08/15/18	5.700%	5,897,000	6,747,831
02/15/19	2.250%	5,990,000	6,033,026
Total			31,616,905

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Refining 0.1%
Marathon Petroleum Corp. Senior Unsecured 03/01/41	6.500%	3,535,000	4,373,481
REITs 1.1%
Boston Properties LP Senior Unsecured 05/15/21	4.125%	9,457,000	10,041,688
CyrusOne LP/Finance Corp. 11/15/22	6.375%	691,000	734,187
DuPont Fabros Technology LP 09/15/21	5.875%	218,000	227,265
Duke Realty LP 02/15/15	7.375%	4,125,000	4,334,509
08/15/19	8.250%	8,165,200	10,165,576
06/15/22	4.375%	7,440,000	7,703,964
Simon Property Group LP Senior Unsecured 02/01/23	2.750%	8,770,000	8,401,169
Total			41,608,358
Restaurants 0.5%
McDonald's Corp. Senior Unsecured 05/01/43	3.625%	6,000,000	5,312,216
Yum! Brands, Inc. Senior Unsecured 11/01/23	3.875%	14,918,000	15,053,918
11/01/43	5.350%	325,000	348,526
Total			20,714,660
Retailers 0.8%
Burlington Coat Factory Warehouse Corp. 02/15/19	10.000%	288,000	318,240
Burlington Holdings LLC/Finance, Inc. Senior Unsecured PIK(a) 02/15/18	9.000%	118,000	120,804
J. Crew Group, Inc. Senior Unsecured PIK(a) 05/01/19	7.750%	253,000	261,855
Jo-Ann Stores, Inc. Senior Unsecured(a) 03/15/19	8.125%	152,000	157,890
L Brands, Inc. 04/01/21	6.625%	659,000	737,256
Macy's Retail Holdings, Inc. 07/15/27	6.790%	18,115,000	21,591,794

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Michaels Stores, Inc.(a) 12/15/20	5.875%	129,000	130,935
Rite Aid Corp. 06/15/21	6.750%	80,000	87,000
Senior Unsecured 02/15/27	7.700%	234,000	257,400
Sally Holdings LLC/Capital, Inc. 06/01/22	5.750%	396,000	420,750
Wal-Mart Stores, Inc. Senior Unsecured 04/22/24	3.300%	8,888,000	8,867,166
Total			32,951,090
Supermarkets 0.9%
Kroger Co. (The) 12/15/18	6.800%	6,482,000	7,688,384
06/01/29	7.700%	5,489,000	7,059,858
Safeway, Inc. Senior Unsecured 02/01/31	7.250%	19,287,000	19,487,971
Total			34,236,213
Technology 0.5%
Alliance Data Systems Corp.(a) 12/01/17	5.250%	546,000	576,030
04/01/20	6.375%	15,000	15,975
Audatex North America, Inc.(a) 06/15/21	6.000%	282,000	302,445
11/01/23	6.125%	212,000	226,575
Brocade Communications Systems, Inc. Senior Secured 01/15/20	6.875%	249,000	266,430
CDW LLC/Finance Corp. 04/01/19	8.500%	344,000	376,680
Equinix, Inc. Senior Unsecured 04/01/20	4.875%	260,000	265,200
07/15/21	7.000%	290,000	323,713
First Data Corp. 01/15/21	11.250%	75,000	85,688
01/15/21	12.625%	530,000	636,000
First Data Corp.(a) Secured 01/15/21	8.250%	558,000	601,245
Senior Secured 08/15/20	8.875%	538,000	596,507
11/01/20	6.750%	717,000	772,567
Goodman Networks, Inc. Senior Secured 07/01/18	12.125%	107,000	118,235

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goodman Networks, Inc.(a) Senior Secured 07/01/18	12.375%	290,000	319,725
Iron Mountain, Inc. 08/15/23	6.000%	210,000	223,125
NCR Corp.(a) Senior Unsecured 12/15/21	5.875%	113,000	119,498
12/15/23	6.375%	593,000	633,027
NXP BV/Funding LLC(a) 02/15/21	5.750%	315,000	333,112
Nuance Communications, Inc.(a) 08/15/20	5.375%	414,000	416,070
Oracle Corp. Senior Unsecured 10/15/22	2.500%	13,683,000	13,059,589
VeriSign, Inc. 05/01/23	4.625%	440,000	421,300
Total			20,688,736
Transportation Services 0.3%
ERAC U.S.A. Finance LLC(a) 10/01/20	5.250%	4,550,000	5,096,068
10/15/37	7.000%	3,569,000	4,618,240
Hertz Corp. (The) 10/15/18	7.500%	451,000	478,060
01/15/21	7.375%	303,000	333,679
LBC Tank Terminals Holding Netherlands BV(a) 05/15/23	6.875%	226,000	239,560
Total			10,765,607
Wireless 0.4%
Altice SA(a)(c) 05/15/22	7.750%	437,000	455,573
Crown Castle International Corp. Senior Unsecured 04/15/22	4.875%	186,000	188,790
01/15/23	5.250%	834,000	856,935
Rogers Communications, Inc. 03/15/44	5.000%	7,814,000	7,996,480
SBA Communications Corp. Senior Unsecured 10/01/19	5.625%	7,000	7,341
SBA Telecommunications, Inc. 07/15/20	5.750%	945,000	992,250
Sprint Communications, Inc. Senior Unsecured 08/15/20	7.000%	464,000	504,600
11/15/22	6.000%	321,000	323,408

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Communications, Inc.(a) 11/15/18	9.000%	1,362,000	1,665,045
03/01/20	7.000%	220,000	253,825
Sprint Corp.(a) 09/15/21	7.250%	559,000	609,310
T-Mobile USA, Inc. 04/28/20	6.542%	167,000	179,525
04/28/21	6.633%	486,000	524,880
01/15/22	6.125%	128,000	134,560
04/28/22	6.731%	276,000	297,735
04/01/23	6.625%	244,000	261,080
04/28/23	6.836%	133,000	143,141
01/15/24	6.500%	128,000	134,240
Wind Acquisition Finance SA(a) 04/23/21	7.375%	524,000	538,410
Senior Secured 04/30/20	6.500%	645,000	691,762
Total			16,758,890
Wirelines 1.8%
CenturyLink, Inc. Senior Unsecured 06/15/21	6.450%	3,242,000	3,493,255
Embarq Corp. Senior Unsecured 06/01/36	7.995%	3,707,000	3,961,337
Frontier Communications Corp. Senior Unsecured 04/15/22	8.750%	547,000	623,580
01/15/23	7.125%	232,000	239,540
Level 3 Communications, Inc. Senior Unsecured 02/01/19	11.875%	612,000	690,030
Level 3 Financing, Inc. 04/01/19	9.375%	419,000	462,995
06/01/20	7.000%	70,000	75,425
07/15/20	8.625%	220,000	246,400
Level 3 Financing, Inc.(a) 01/15/21	6.125%	243,000	255,150
Level 3 Financing, Inc.(a)(b) 01/15/18	3.846%	111,000	112,665
Telecom Italia Capital SA 06/04/18	6.999%	8,150,000	9,321,563
Telefonica Emisiones SAU 04/27/18	3.192%	6,379,000	6,611,170
02/16/21	5.462%	1,575,000	1,775,420
Verizon Communications, Inc. Senior Unsecured 09/14/18	3.650%	1,806,000	1,928,142
04/01/21	4.600%	4,950,000	5,408,994

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/01/22	2.450%	12,455,000	11,538,449
03/15/24	4.150%	4,390,000	4,497,884
Verizon New England, Inc. 11/15/29	7.875%	3,893,000	4,898,184
Verizon New York, Inc. 04/01/32	7.375%	7,358,000	9,011,379
Verizon Virginia LLC 10/01/29	8.375%	4,655,000	5,949,355
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	203,000	234,973
Total			71,335,890
Total Corporate Bonds & Notes (Cost: $1,608,217,826)			1,656,099,392
Residential Mortgage-Backed Securities — Agency 15.7%
Federal Home Loan Mortgage Corp.(h) 06/01/43	3.500%	12,107,991	12,306,067
06/01/41	4.500%	19,324,256	20,908,274
04/01/33- 06/01/33	5.500%	2,799,673	3,133,036
10/01/31- 07/01/37	6.000%	3,806,985	4,391,488
10/01/28- 07/01/32	7.000%	1,237,447	1,431,173
01/01/17- 02/01/25	8.000%	112,556	129,151
03/01/17- 11/01/26	8.500%	110,208	125,656
04/01/21	9.000%	4,119	4,340
07/01/20	12.000%	1,966	1,979
Federal National Mortgage Association(b)(h) 06/01/32	1.790%	4,175	4,389
07/01/37	5.991%	130,951	138,619
Federal National Mortgage Association(c)(h) 05/14/29	2.500%	30,500,000	30,690,625
05/14/29- 05/12/44	3.000%	123,410,000	121,736,588
05/14/29- 05/12/44	3.500%	40,750,000	42,131,680
05/12/44	4.000%	18,000,000	18,858,515
05/12/44	4.500%	9,000,000	9,662,344
Federal National Mortgage Association(h) 09/01/28	3.000%	5,828,896	6,017,781
03/01/43- 08/01/43	3.500%	38,091,550	38,740,749
11/01/41- 03/01/42	4.000%	49,122,927	51,614,556

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/39- 07/01/41	4.500%	39,220,048	42,326,835
08/01/40- 05/01/41	5.000%	26,106,237	28,708,486
03/01/33- 01/01/40	5.500%	19,021,763	21,152,956
05/01/29- 08/01/38	6.000%	25,874,800	29,192,121
03/01/26- 07/01/38	7.000%	3,717,735	4,287,575
04/01/27- 06/01/32	7.500%	327,927	371,061
02/01/25- 08/01/27	8.000%	178,324	209,470
04/01/23	8.500%	33,131	35,720
06/01/24	9.000%	40,283	44,726
09/01/18	10.000%	16,065	17,824
CMO Series 1988-4 Class Z 03/25/18	9.250%	18,393	20,046
CMO Series 2013-121 Class KD 08/25/41	3.500%	7,993,895	8,357,106
Federal National Mortgage Association(h)(j) CMO PO STRIPS Series 43 Class 1 09/01/18	0.000%	2,207	2,192
Federal National Mortgage Association(h)(k) 09/01/41	4.000%	26,381,184	27,719,972
Federal National Mortgage Association(h)(l) CMO IO Series 2003-71 Class IM 12/25/31	5.500%	210,981	5,862
Government National Mortgage Association(b)(h) 07/20/25	1.625%	32,450	33,681
Government National Mortgage Association(c)(h) 05/20/44	3.000%	20,925,000	20,804,028
05/20/44	3.500%	25,750,000	26,474,219
05/20/44	4.000%	15,000,000	15,875,391
Government National Mortgage Association(h) 05/15/42	3.000%	16,469,966	16,403,076
06/15/41	4.500%	17,912,438	19,491,853
01/15/30	7.000%	347,528	411,010
12/15/23- 07/20/28	7.500%	415,035	479,174
05/15/17	8.000%	2,055	2,167
02/15/25	8.500%	35,833	43,110
06/15/16- 10/15/16	9.000%	1,421	1,464
Total Residential Mortgage-Backed Securities — Agency (Cost: $613,815,673)			624,498,135

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Residential Mortgage-Backed Securities —
Non-Agency 4.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American General Mortgage Loan Trust CMO Series 2009-1 Class A7(a)(b)(h) 09/25/48	5.750%	8,955,752	9,039,095
American Mortgage Trust Series 2093-3 Class 3A(b)(d)(f)(h) 07/27/23	8.188%	3,517	2,132
BCAP LLC Trust(a)(b)(h) 08/26/36	0.274%	5,451,612	5,329,311
01/26/37	0.324%	7,754,934	7,594,065
05/26/47	0.362%	6,097,573	5,594,524
09/26/36	3.500%	12,525,280	12,512,482
CMO Series 2012-RR10 Class 5A5 04/26/36	0.419%	13,459,901	13,045,686
CMO Series 2012-RR10 Class 9A1 10/26/35	2.654%	2,198,137	2,251,878
CMO Series 2013-RR3 Class 2A1 02/26/37	2.371%	4,435,711	4,396,109
CMO Series 2013-RR5 Class 1A1 10/26/36	3.500%	10,138,013	10,352,762
BCAP LLC Series 2013-RR2 Class 7A1(a)(b)(h) 07/26/36	3.000%	6,283,035	6,247,850
Banc of America Funding Trust CMO Series 2012-R5 Class A(a)(b)(h) 10/03/39	0.412%	7,363,058	7,271,745
Bayview Opportunity Master Fund Trust IIB LP CMO Series 2012-6NPL Class A(a)(b)(h) 01/28/33	2.981%	1,863,080	1,858,422
CAM Mortgage Trust CMO Series 2014-1 Class A(a)(b)(h) 12/15/53	3.352%	908,229	900,390
Citigroup Mortgage Loan Trust, Inc.(a)(b)(h) CMO Series 2012-7 Class 12A1 03/25/36	2.613%	3,366,680	3,414,301
CMO Series 2012-9 Class 1A1 02/20/36	5.068%	6,530,073	6,648,993
CMO Series 2013-2 Class 1A1 11/25/37	5.958%	5,921,353	6,096,093
Citigroup Mortgage Loan Trust, Inc.(a)(h) CMO Series 2012-A Class A 06/25/51	2.500%	6,180,576	5,968,432
Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2004-AR6 Class 2A1(b)(h) 10/25/34	2.700%	5,775,098	5,838,353
Credit Suisse Mortgage Capital Certificates(a)(b)(h) CMO Series 2011-16R Class 7A3 12/27/36	3.500%	2,401,710	2,438,620
CMO Series 2011-17R Class 3A1 10/27/35	2.353%	6,962,216	6,974,573

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-4R Class 8A1 06/27/47	2.768%	4,444,389	4,445,298
GCAT Series 2013-RP1 Class A1(a)(b)(h) 06/25/18	3.500%	7,624,638	7,640,431
Jefferies Resecuritization Trust CMO Series 2010-R7 Class 7A4(a)(b)(h) 10/26/36	3.250%	1,431,209	1,424,631
Morgan Stanley Re-Remic Trust(a)(b)(h) CMO Series 2013-R1 Class 4A 12/26/36	2.056%	6,413,165	6,492,169
CMO Series 2013-R2 Class 1A 10/26/36	2.011%	12,312,348	12,435,102
Morgan Stanley Resecuritization Trust(a)(b)(h) CMO Series 2013-R9 Class 3A 05/26/36	2.409%	10,112,371	10,204,161
Series 2014-R1 Class A 08/26/36	2.412%	6,366,744	6,380,788
Nomura Asset Acceptance Corp. Alternative Loan Trust(b)(h) CMO Series 2007-1 Class 1A3 (AGM) 03/25/47	5.957%	471,094	480,007
CMO Series 2007-1 Class 1A4 (AGM) 03/25/47	6.138%	2,984,777	3,040,503
Nomura Resecuritization Trust CMO Series 2012-3R Class 1A1(a)(b)(h) 01/26/37	0.327%	5,695,124	5,446,618
Residential Mortgage Asset Trust Series 2012-1A Class A1(a)(b)(h) 08/26/52	2.734%	1,839,161	1,847,522
Sequoia Mortgage Trust CMO Series 2004-6 Class B2(b)(h) 07/20/34	1.472%	1,512,194	702,110
Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2004-21XS Class 2A6A(b)(h) 12/25/34	4.740%	413,029	422,596
US Residential Opportunity Fund Trust Series 2014-1A Class NOTE(a)(b)(h) 03/25/34	3.466%	2,994,699	3,012,667
VOLT NPL X LLC CMO Series 2013-NPL4 Class A1(a)(b)(h) 11/25/53	3.960%	1,973,656	1,985,301
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $190,000,803)			189,735,720

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Commercial Mortgage-Backed Securities —
Non-Agency 7.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aventura Mall Trust Series 2013-AVM Class D(a)(b)(h) 12/05/32	3.867%	2,785,000	2,741,442
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW12 Class AAB(b)(h) 09/11/38	5.873%	89,186	89,219
COBALT CMBS Commercial Mortgage Trust Series 2007-C3 Class A4(b)(h) 05/15/46	5.963%	16,315,529	18,090,789
Capmark Mortgage Securities, Inc. CMO IO Series 1997-C1 Class X(b)(h)(l) 07/15/29	1.451%	3,383,389	79,648
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4(h) 10/15/49	5.431%	5,083,000	5,531,031
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4(b)(h) 07/15/44	5.402%	2,488,753	2,602,270
Credit Suisse Commercial Mortgage Trust Series 2007-C3 Class A4(b)(h) 06/15/39	5.866%	6,338,164	6,897,362
Credit Suisse Mortgage Capital Certificates Series 2010-RR4 Class 2A(a)(b)(h) 09/18/39	5.467%	5,786,878	6,245,522
DBRR Trust(a)(h) Series 2012-EZ1 Class A 09/25/45	0.946%	579,245	580,212
09/25/45	1.393%	2,238,000	2,235,121
09/25/45	2.062%	9,895,675	9,909,635
GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5(b)(h) 06/10/48	4.772%	1,278,000	1,305,457
GS Mortgage Securities Trust(b)(h) Series 2007-GG10 Class A4 08/10/45	5.997%	8,084,678	8,977,736
Series 2007-GG10 Class AM 08/10/45	5.997%	5,030,000	5,229,515
General Electric Capital Assurance Co.(a)(b)(h) Series 2003-1 Class A4 05/12/35	5.254%	1,306,124	1,349,104
Series 2003-1 Class A5 05/12/35	5.743%	3,346,000	3,792,467
Greenwich Capital Commercial Funding Corp.(b)(h) Series 2005-GG5 Class AM 04/10/37	5.277%	10,575,000	11,170,436
Series 2006-GG7 Class AM 07/10/38	6.015%	7,760,000	8,456,569
Greenwich Capital Commercial Funding Corp.(h) Series 2007-GG11 Class A4 12/10/49	5.736%	10,540,000	11,743,795

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2007-GG9 Class A4 03/10/39	5.444%	16,330,000	17,866,833
JPMorgan Chase Commercial Mortgage Securities Trust(b)(h) Series 2005-LDP3 Class ASB 08/15/42	4.893%	1,891,528	1,930,554
Series 2006-LDP6 Class ASB 04/15/43	5.490%	2,485,701	2,536,789
JPMorgan Chase Commercial Mortgage Securities Trust(h) Series 2005-LDP2 Class A3 07/15/42	4.697%	954,696	963,966
LB-UBS Commercial Mortgage Trust(b)(h) Series 2006-C4 Class AM 06/15/38	6.051%	2,585,000	2,817,154
LB-UBS Commercial Mortgage Trust(h) Series 2007-C2 Class A3 02/15/40	5.430%	21,717,822	23,907,282
Merrill Lynch Mortgage Investors Trust CMO IO Series 1998-C3 Class IO(b)(h)(l) 12/15/30	1.067%	2,895,342	67,887
Merrill Lynch/Countrywide Commercial Mortgage Trust(b)(h) Series 2007-6 Class A4 03/12/51	5.485%	13,415,000	14,747,673
Series 2007-8 Class A3 08/12/49	6.091%	18,000,000	20,076,768
Morgan Stanley Capital I Trust(b)(h) Series 2007-IQ15 Class A4 06/11/49	6.105%	20,406,634	22,681,770
Morgan Stanley Capital I Trust(h) Series 2007-IQ16 Class A4 12/12/49	5.809%	2,164,000	2,409,307
Morgan Stanley Re-Remic Trust(a)(b)(h) Series 2009-GG10 Class A4B 08/12/45	5.997%	8,685,000	9,552,962
Series 2010-GG10 Class A4A 08/15/45	5.997%	15,474,951	17,134,175
Series 2010-GG10 Class A4B 08/12/45	5.997%	2,665,000	2,931,335
ORES LLC Series 2014-LV3 Class A(a)(h) 03/27/24	3.000%	9,680,665	9,681,584
RIAL(a)(c)(h) Series 2014-LT5 Class A 05/15/24	2.850%	4,950,000	4,950,000
RIAL(a)(h) 06/20/28	2.500%	2,054,165	2,054,165
Rialto Real Estate Fund Series 2013-LT2 Class A(a)(h) 05/22/28	2.833%	2,195,353	2,193,952

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SMA Issuer I LLC Series 2012-LV1 Class A(a)(h) 08/20/25	3.500%	329,256	329,306
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(b)(h) 08/15/39	5.549%	613,157	626,075
Wachovia Bank Commercial Mortgage Trust(b)(h) Series 2006-C24 Class A3 03/15/45	5.558%	5,003,000	5,347,296
Series 2006-C27 Class AM 07/15/45	5.795%	5,935,000	6,464,954
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $278,479,955)			278,299,117
Asset-Backed Securities — Agency 3.7%
Small Business Administration Participation Certificates Series 2012-20C Class 1 03/01/32	2.510%	1,183,345	1,148,607
Series 2012-20G Class 1 07/01/32	2.380%	1,877,696	1,815,641
Series 2012-20L Class 1 12/01/32	1.930%	1,947,991	1,814,800
Series 2013-20A Class 1 01/01/33	2.130%	4,950,516	4,659,024
Series 2013-20B Class 1 02/01/33	2.210%	21,685,496	20,492,991
Series 2013-20C Class 1 03/01/33	2.220%	16,541,821	15,616,764
Series 2013-20D Class 1 04/01/33	2.080%	18,648,981	17,610,507
Series 2013-20F Class 1 06/01/33	2.450%	9,283,198	8,908,002
Series 2013-20G Class 1 07/01/33	3.150%	4,566,578	4,560,160
Series 2013-20H Class 1 08/01/33	3.160%	19,123,816	19,189,638
Series 2013-20I Class 1 09/01/33	3.620%	10,313,606	10,591,525
Series 2013-20K Class 1 11/01/33	3.380%	5,585,000	5,676,663
Series 2013-20L Class 1 12/01/33	3.380%	14,845,000	15,215,365
Series 2014-20B Class 1 02/01/34	3.230%	1,560,000	1,563,083
Series 2014-20C Class 1 03/01/34	3.210%	7,370,000	7,355,221
Series 2014-20D Class 1 04/01/34	3.110%	12,475,000	12,520,659
Total Asset-Backed Securities — Agency (Cost: $151,897,566)			148,738,650

Asset-Backed Securities — Non-Agency 10.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XXVI CLO Ltd. Series 2013-1A Class A(a)(b) 04/15/25	1.326%	8,985,000	8,860,594
ARI Fleet Lease Trust(a) Series 2014-A Class A2 11/15/22	0.810%	2,125,000	2,124,947
ARI Fleet Lease Trust(a)(b) Series 2012-A Class A 03/15/20	0.702%	4,531,912	4,539,516
Ally Auto Receivables Trust Series 2013-2 Class A3 01/15/18	0.790%	13,205,000	13,225,345
Ally Master Owner Trust Series 2012-5 Class A 09/15/19	1.540%	4,435,000	4,430,011
Ally Master Owner Trust(b) Series 2014-2 Class A 01/16/18	0.522%	6,115,000	6,115,379
American Express Credit Account Master Trust Series 2013-3 Class A 05/15/19	0.980%	9,675,000	9,680,634
Atrium X(a)(b) Series 10A Class A 07/16/25	1.349%	7,150,000	7,057,836
Series 10A Class B1 07/16/25	1.879%	3,955,000	3,879,875
BMW Vehicle Owner Trust Series 2013-A Class A3 11/27/17	0.670%	9,310,000	9,317,149
Cabela's Master Credit Card Trust Series 2014-1 Class A(b) 03/16/20	0.504%	1,820,000	1,820,000
Capital One Multi-Asset Execution Trust Series 2013-A3 Class A3 09/16/19	0.960%	23,900,000	23,880,584
Carlyle Global Market Strategies CLO Series 2013-2A Class A1(a)(b) 04/18/25	1.378%	5,645,000	5,582,657
Chase Issuance Trust Series 2013-A8 Class A8 10/15/18	1.010%	24,170,000	24,201,588
Chase Issuance Trust(b) Series 2014-A3 Class A3 05/15/18	0.353%	8,980,000	8,980,000
Series 2014-A4 Class A4 04/16/18	0.359%	9,405,000	9,405,000
Citibank Credit Card Issuance Trust Series 2013-A6 Class A6 09/07/18	1.320%	31,270,000	31,560,436

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citicorp Residential Mortgage Securities Trust Series 2007-2 Class A3(b) 06/25/37	5.797%	1,102,504	1,104,439
Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2 Class MF1(b) 08/25/35	5.517%	2,223,966	125,948
Conseco Financial Corp. Series 1997-6 Class A10 01/15/29	6.870%	355,612	372,283
Contimortgage Home Equity Loan Trust Series 1996-4 Class A9 (NPFGC) 01/15/28	6.880%	33,348	33,198
Countrywide Home Equity Loan Trust Series 2007-S2 Class A6 (NPFGC)(b) 05/25/37	5.779%	4,180,753	4,140,041
Countrywiide Home Equity Loan Trust Series 2007-S2 Class A3 (NPFGC)(b) 05/25/37	5.813%	2,427,971	2,326,237
Dryden Senior Loan Fund Series 2014-33A Class B(a)(b)(c)(f) 07/15/26	2.227%	10,000,000	9,850,000
First Alliance Mortgage Loan Trust Series 1994-2 Class A1 (NPFGC) 07/25/25	7.625%	239,099	245,205
Ford Credit Auto Lease Trust Series 2014-A Class A2B(b) 10/15/16	0.332%	6,665,000	6,663,118
Ford Credit Auto Owner Trust Series 2010-A Class D 10/15/16	4.050%	7,000,000	7,090,209
Series 2013-D Class A3 04/15/18	0.670%	8,935,000	8,933,865
GE Equipment Small Ticket LLC Series 2014-1A Class A2(a) 08/24/16	0.590%	3,720,000	3,720,000
HLSS Servicer Advance Receivables Backed Notes Series 2013-T2 Class A2(a) 05/16/44	1.147%	3,565,000	3,565,107
Hertz Fleet Lease Funding LP Series 2014-1 Class A(a)(b) 04/10/28	0.572%	3,905,000	3,905,000
ING Investment Management CLO V Ltd. Series 2007-5A Class A1A(a)(b) 05/01/22	0.455%	24,593,000	24,147,399
MAPS CLO Fund II, Ltd. Series 2007-2A Class A1(a)(b) 07/20/22	0.468%	10,030,000	9,726,954
Mercedes-Benz Auto Lease Trust Series 2013-B Class A3 07/15/16	0.620%	10,595,000	10,608,271

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mercedes-Benz Auto Lease Trust(b) Series 2014-A Class A2B 06/15/16	0.340%	8,715,000	8,705,106
Mountain View CLO III Ltd.(a)(b) Series 2007-3A Class A1 04/16/21	0.444%	23,659,002	23,483,074
Series 2007-3A Class A2 04/16/21	0.569%	1,045,000	1,010,806
Nissan Auto Lease Trust Series 2013-B Class A3 06/15/16	0.750%	6,130,000	6,144,945
Nissan Auto Receivables Owner Trust Series 2013-C Class A3 08/15/18	0.670%	19,209,000	19,203,915
Nomad CLO Ltd. Series 2013-1A Class A1(a)(b) 01/15/25	1.426%	8,825,000	8,732,849
OHA Credit Partners VIII Ltd.(a)(b) Series 2013-8A Class A 04/20/25	1.348%	4,800,000	4,737,562
Series 2013-8A Class B 04/20/25	1.878%	7,587,000	7,421,527
Porsche Innovative Lease Owner Trust Series 2013-1 Class A3(a) 08/22/16	0.700%	9,300,000	9,316,849
Race Point VIII CLO Ltd. Series 2013-8A Class A(a)(b) 02/20/25	1.485%	8,870,000	8,806,189
Renaissance Home Equity Loan Trust Series 2005-3 Class M2(b) 11/25/35	5.355%	4,750,000	881,220
SLM Student Loan Trust Series 2014-2 Class A1(b) 07/25/19	0.443%	7,880,000	7,880,394
SMART Trust Series 2012-1USA Class A4A(a) 12/14/17	2.010%	5,376,000	5,477,707
SVO VOI Mortgage LLC Series 2012-AA Class A(a) 09/20/29	2.000%	5,110,438	5,091,986
Santander Drive Auto Receivables Trust Series 2014-2 Class A2B(b) 08/15/17	0.472%	6,790,000	6,790,000
Symphony CLO V Ltd. Series 2007-5A Class A1(a)(b) 01/15/24	0.976%	12,055,292	11,835,126
Volkswagen Auto Loan Enhanced Trust Series 2013-2 Class A3 04/20/18	0.700%	12,490,000	12,493,949

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
World Financial Network Credit Card Master Trust Series 2014-A Class A(b) 12/15/19	0.532%	6,040,000	6,040,000
Total Asset-Backed Securities — Non-Agency (Cost: $430,230,083)			425,272,029
U.S. Treasury Obligations 6.1%
U.S. Treasury 02/29/16	0.250%	7,661,000	7,647,833
01/15/17	0.750%	72,381,000	72,381,000
03/31/19	1.625%	39,529,000	39,454,883
04/30/19	1.625%	8,301,000	8,278,953
02/28/21	2.000%	4,187,000	4,131,719
02/15/24	2.750%	44,421,300	44,809,986
U.S. Treasury(c) 04/30/19	1.625%	1,675,000	1,670,551
U.S. Treasury(k) 11/15/43	3.750%	63,219,000	66,705,907
Total U.S. Treasury Obligations (Cost: $242,740,913)			245,080,832
U.S. Government & Agency Obligations 2.1%
Residual Funding Corp.(i) STRIPS 10/15/19	0.000%	76,367,000	68,124,939
10/15/20	0.000%	18,445,000	15,752,602
Total U.S. Government & Agency Obligations (Cost: $84,276,158)			83,877,541
Foreign Government Obligations(m) 1.7%
Brazil 0.2%
Brazilian Government International Bond Senior Unsecured 01/20/34	8.250%	2,647,000	3,573,450
01/07/41	5.625%	5,261,000	5,501,059
Total			9,074,509
Chile 0.1%
Chile Government International Bond Senior Unsecured 10/30/22	2.250%	2,900,000	2,678,875
Colombia 0.2%
Colombia Government International Bond Senior Unsecured 01/18/41	6.125%	5,742,000	6,599,062

Foreign Government Obligations(m) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
France 0.1%
Electricite de France SA(a)(b) 12/31/49	5.625%	2,870,000	2,945,338
Italy 0.1%
Republic of Italy Senior Unsecured 09/27/23	6.875%	5,040,000	6,226,285
Mexico 0.2%
Mexico Government International Bond Senior Unsecured 03/15/22	3.625%	5,950,000	6,030,325
03/08/44	4.750%	2,530,000	2,441,450
Total			8,471,775
Poland 0.2%
Poland Government International Bond Senior Unsecured 03/23/22	5.000%	5,750,000	6,260,312
Qatar 0.1%
Nakilat, Inc. Senior Secured(a) 12/31/33	6.067%	5,834,000	6,154,870
Turkey 0.1%
Turkey Government International Bond 01/14/41	6.000%	3,380,000	3,496,610
United Kingdom 0.4%
Lloyds Banking Group PLC(b) 12/31/49	7.500%	16,170,000	16,897,650
Total Foreign Government Obligations (Cost: $67,480,989)			68,805,286
Municipal Bonds 1.6%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.3%
Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009 07/01/34	5.750%	11,150,000	13,298,270
Georgia 0.2%
State of Georgia Unlimited General Obligation Refunding Bonds Series 2013-C 10/01/23	4.000%	7,035,000	7,968,615

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois 0.1%
City of Chicago Waterworks Revenue Bonds Build America Bonds Series 2010 11/01/40	6.742%	1,520,000	1,794,938
Kentucky 0.6%
Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010 04/01/18	3.165%	21,737,283	22,617,208
Ohio 0.2%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B 01/01/35	4.532%	8,565,000	8,535,622
Puerto Rico 0.2%
Commonwealth of Puerto Rico Unlimited General Obligation Bonds Series 2014A(n) 07/01/35	8.000%	2,970,000	2,747,309
Puerto Rico Sales Tax Financing Corp.(n) 1st Subordinated Revenue Bonds Series 2010C 08/01/41	5.250%	3,050,000	2,176,419
Revenue Bonds First Subordinated Series 2009A-1 08/01/43	5.250%	2,565,000	1,815,533
First Subordinated Series 2009B 08/01/44	6.500%	1,020,000	856,423
Total			7,595,684
Total Municipal Bonds (Cost: $58,685,864)			61,810,337
Preferred Debt 3.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 2.9%
Citigroup Capital XIII(b) 10/30/40	7.875%	1,476,449	40,247,999
HSBC Holdings PLC 12/31/49	8.000%	506,100	13,664,700
M&T Bank Corp.(b) 12/31/49	6.375%	13,370	13,196,591
12/31/49	6.375%	1,660	1,666,690

Preferred Debt (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNC Financial Services Group, Inc. (The)(b) 12/31/49	6.125%	400,980	10,770,323
State Street Corp.(b) 12/31/49	5.900%	355,000	9,215,800
U.S. Bancorp(b) 12/31/49	6.500%	616,667	17,790,843
Wells Fargo & Co.(b) 12/31/49	5.850%	429,000	10,875,150
Total			117,428,096
Building Materials 0.2%
Stanley Black & Decker, Inc. 07/25/52	5.750%	233,050	5,786,632
Property & Casualty 0.3%
Allstate Corp. (The) 12/31/49	6.625%	100,000	2,581,000
Allstate Corp. (The)(b) 01/15/53	5.100%	324,450	8,150,184
Total			10,731,184
Total Preferred Debt (Cost: $130,792,407)			133,945,912
Senior Loans 1.3%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Brokerage —%
Nuveen Investments, Inc. 2nd Lien Tranche B Term Loan(b)(o) 02/28/19	6.500%	578,858	583,020
Chemicals —%
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc. Tranche B Term Loan(b)(o) 02/01/20	4.000%	346,383	345,129
Construction Machinery —%
CPM Acquisition Corp. 1st Lien Term Loan(b)(o) 08/29/17	6.250%	686,170	688,744
Diversified Manufacturing —%
Gardner Denver, Inc. Term Loan(b)(o) 07/30/20	4.250%	210,485	210,068

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Entertainment —%
Time, Inc. Tranche B Term Loan(b)(o) 04/04/21	4.250%	282,000	281,176
Food and Beverage 1.0%
Diamond Foods, Inc. Term Loan(b)(o) 08/20/18	4.250%	70,822	70,645
HJ Heinz Co.(b)(c)(o) Tranche B2 Term Loan 06/05/20	3.500%	9,928,333	9,941,836
HJ Heinz Co.(b)(o) Tranche B2 Term Loan 06/05/20	3.500%	6,129,123	6,137,458
Tranche B1 Term Loan 06/07/19	3.250%	22,789,489	22,777,639
Total			38,927,578
Health Care 0.1%
American Renal Holdings, Inc. 2nd Lien Term Loan(b)(o) 03/20/20	8.500%	304,000	303,240
CHS/Community Health Systems, Inc. Tranche D Term Loan(b)(o) 01/27/21	4.250%	141,645	142,131
ConvaTec, Inc. Term Loan(b)(o) 12/22/16	4.000%	147,379	147,471
U.S. Renal Care, Inc. 2nd Lien Term Loan(b)(o) 01/03/20	10.250%	595,000	602,437
US Renal Care, Inc. 1st Lien Tranche B-2 Term Loan(b)(o) 07/03/19	4.250%	944,575	942,998
United Surgical Partners International, Inc. Tranche B Term Loan(b)(o) 04/03/19	4.750%	305,955	306,209
Total			2,444,486
Lodging —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(b)(o) 12/28/20	6.250%	148,000	149,850
Playa Resorts Holding Term Loan(b)(o) 08/09/19	4.000%	212,930	212,532
Total			362,382

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Metals —%
Arch Coal, Inc. Term Loan(b)(o) 05/16/18	6.250%	486,530	472,542
Other Industry —%
Interline Brands, Inc. 1st Lien Term Loan(b)(c)(o) 03/17/21	4.000%	141,000	139,855
Property & Casualty 0.1%
Asurion LLC(b)(o) 2nd Lien Term Loan 03/03/21	8.500%	660,000	677,325
Tranche B-1 Term Loan 05/24/19	5.000%	1,067,469	1,068,067
Total			1,745,392
Retailers —%
Men's Wearhouse, Inc. Tranche B Term Loan(b)(o) 04/16/21	4.500%	202,000	201,748
Neiman Marcus Group, Inc. (The) Term Loan(b)(o) 10/25/20	4.250%	484,785	483,151
Rite Aid Corp. 2nd Lien Tranche 1 Term Loan(b)(o) 08/21/20	5.750%	548,000	557,590
Total			1,242,489
Technology 0.1%
Applied Systems, Inc.(b)(o) 1st Lien Term Loan 01/25/21	4.250%	41,895	41,813
2nd Lien Term Loan 01/24/22	7.500%	49,000	49,490
Avago Technologies Ltd. Tranche B Term Loan(b)(c)(o) 12/16/20	3.750%	434,000	435,146
Blue Coat Systems, Inc. 2nd Lien Term Loan(b)(o) 06/26/20	9.500%	669,000	672,345
ION Trading Technologies SARL 2nd Lien Term Loan(b)(o) 05/22/21	8.250%	894,413	896,649
Interactive Data Corp. Tranche B Term Loan(b)(c)(o) 04/07/21	4.750%	278,000	277,074

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Triple Point Group Holdings, Inc. 2nd Lien Term Loan(b)(o) 07/10/21	9.250%	178,000	160,200
Total			2,532,717
Total Senior Loans (Cost: $50,113,540)			49,975,578
Common Stocks —%
Issuer		Shares	Value ($)
Financials —%
Insurance —%
Washington Funding Trust LII D Escrow(d)(f)(g)(p)		2,725	—
WMI Holdings Corp.(p)		53,957	161,601
Total			161,601
Total Financials			161,601
Industrials —%
Airlines —%
United Continental Holdings, Inc.(p)		1,493	61,019
Total Industrials			61,019
Total Common Stocks (Cost: $1,511,115)			222,620

Treasury Bills 4.3%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 4.3%
U.S. Treasury Bill 08/21/14	0.030%	173,190,000	173,173,893
Total Treasury Bills (Cost: $173,171,402)			173,173,893
Money Market Funds 1.1%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.092%(q)(r)		45,506,877	45,506,877
Total Money Market Funds (Cost: $45,506,877)			45,506,877
Total Investments (Cost: $4,126,921,171)			4,185,041,919
Other Assets & Liabilities, Net			(197,579,985)
Net Assets			3,987,461,934

Investments in Derivatives

Futures Contracts Outstanding at April 30, 2014

At April 30, 2014, securities totaling $11,062,821 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	1,250	USD	274,843,750	06/2014	16,780	—
US 5YR NOTE	661	USD	78,958,519	06/2014	447,940	—
US 10YR NOTE	(413)	USD	(51,386,236)	06/2014	—	(173,827)
US LONG BOND	(1,309)	USD	(176,633,188)	06/2014	—	(4,482,217)
US ULTRA T-BOND	(388)	USD	(57,145,125)	06/2014	—	(1,477,481)
Total					464,720	(6,133,525)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Credit Default Swap Contracts Outstanding at April 30, 2014

At April 30, 2014, securities totaling $5,763,000 were pledged as collateral to cover open credit default swap contracts.

In addition, securities totaling $1,396,000 were received from broker as collateral to cover open credit default swap contracts.

At April 30, 2014, securities totaling $14,154,156 were pledged as collateral to cover open centrally cleared credit default swap contracts.

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	Barclays Bank, PLC	9/20/18	1.000	14,460,000	(237,618)	(288,851)	(16,870)	—	(543,339)
Citibank	H.J. Heinz Company	9/20/18	1.000	15,255,000	85,321	(425,456)	(17,798)	—	(357,933)
Goldman Sachs International	Home Depot, Inc.	9/20/18	1.000	25,730,000	(880,014)	665,350	(30,018)	—	(244,682)
Barclays	Morgan Stanley	9/20/18	1.000	11,015,000	(158,632)	(365,978)	(12,850)	—	(537,460)
Citibank	Morgan Stanley	9/20/18	1.000	16,525,000	(237,984)	(574,531)	(19,279)	—	(831,794)
Citibank	Nucor Corp.	9/20/18	1.000	10,305,000	(231,084)	64,644	(12,021)	—	(178,461)
Goldman Sachs International	Nucor Corp.	9/20/18	1.000	4,115,000	(92,276)	30,986	(4,800)	—	(66,090)
Barclays	Telecom Italia SPA	9/20/18	1.000	4,600,000	126,029	(396,407)	(5,367)	—	(275,745)
Goldman Sachs International	Bank of America Corp.	12/20/18	1.000	40,520,000	(661,050)	251,392	(47,273)	—	(456,931)
Citibank	CDX Emerging Markets Index 20-V1	12/20/18	5.000	12,540,000	(1,179,517)	781,247	(73,150)	—	(471,420)
Goldman Sachs International	CDX Emerging Markets Index 20-V1	12/20/18	5.000	23,120,000	(2,174,676)	1,664,029	(134,867)	—	(645,514)
Morgan Stanley*	CDX North America Investment Grade 21-V1	12/20/18	1.000	28,380,000	(209,650)	—	(33,110)	—	(242,760)
Morgan Stanley*	CDX North America Investment Grade 21-V1	12/20/18	5.000	218,335,000	(2,537,012)	—	(1,273,621)	—	(3,810,633)
Goldman Sachs International	Citigroup, Inc.	12/20/18	1.000	17,650,000	(268,693)	133,135	(20,592)	—	(156,150)
Barclays	D.R. Horton, Inc.	12/20/18	1.000	27,060,000	684,203	(1,143,785)	(31,570)		(491,152)
JPMorgan	D.R. Horton, Inc.	12/20/18	1.000	14,295,000	361,444	(592,862)	(16,677)	—	(248,095)
Morgan Stanley	Goldman Sachs Group, Inc.	12/20/18	1.000	24,300,000	(222,456)	—	(28,350)	—	(250,806)
Goldman Sachs International	H.J. Heinz Company	12/20/18	1.000	14,475,000	154,604	(361,135)	(16,888)	—	(223,419)
Barclays	Limited Brands, Inc.	12/20/18	1.000	21,295,000	485,537	(689,660)	(24,844)	—	(228,967)
Barclays	Toll Brothers, Inc.	12/20/18	1.000	9,540,000	209,486	(336,886)	(11,130)	—	(138,530)
Goldman Sachs International	Toll Brothers, Inc.	12/20/18	1.000	38,095,000	836,517	(1,575,138)	(44,444)	—	(783,065)
Goldman Sachs International	Citigroup, Inc.	3/20/19	1.000	25,205,000	(362,468)	211,417	(29,406)	—	(180,457)
Goldman Sachs International	Home Depot, Inc.	3/20/19	1.000	30,265,000	(1,097,194)	1,008,314	(35,309)	—	(124,189)
Barclays	Marriott International, Inc.	3/20/19	1.000	14,025,000	(375,834)	330,286	(16,363)	—	(61,911)
Barclays	Safeway, Inc.	3/20/19	1.000	2,495,000	213,394	(274,802)	(2,911)	—	(64,319)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Credit Default Swap Contracts Outstanding at April 30, 2014 (continued)

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	Safeway, Inc.	3/20/19	1.000	2,495,000	213,394	(274,802)	(2,911)	—	(64,319)
Goldman Sachs International	Safeway, Inc.	3/20/19	1.000	4,995,000	427,217	(492,618)	(5,828)	—	(71,229)
Morgan Stanley	Safeway, Inc.	3/20/19	1.000	2,495,000	213,394	(274,802)	(2,911)	—	(64,319)
Goldman Sachs International	Textron, Inc.	3/20/19	1.000	20,890,000	(197,874)	(153,011)	(24,371)	—	(375,256)
Goldman Sachs International	Barclays Bank, PLC	6/20/19	1.000	12,245,000	(173,347)	137,421	(14,285)	—	(50,211)
Morgan Stanley*	CDX North America High Yield 22-V1	6/20/19	5.000	20,000,000	(16,554)	—	(116,666)	—	(133,220)
Citibank	Marriott International, Inc.	6/20/19	1.000	4,080,000	(109,398)	104,799	(4,760)	—	(9,359)
Citibank	McDonald's Corp.	6/20/19	1.000	9,485,000	(394,956)	389,002	(11,066)	—	(17,020)
Goldman Sachs International	Safeway, Inc.	6/20/19	1.000	7,500,000	728,800	(691,058)	(8,750)	28,992	—
Total								28,992	(12,398,755)

*Centrally cleared swap contract

Interest Rate Swap Contracts Outstanding at April 30, 2014

At April 30, 2014, securities totaling $949,756 were pledged as collateral to cover open centrally cleared interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay/ Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	0.825	3/4/17	USD	69,685,000	(254)	92,150	—
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	0.834	3/7/17	USD	209,600,000	(735)	241,956	—
Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	1.631	3/7/19	USD	127,680,000	(799)	—	(231,837)
Total								334,106	(231,837)

*Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the value of these securities amounted to $729,754,777 or 18.30% of net assets.

(b)  Variable rate security.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Notes to Portfolio of Investments (continued)

(d)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2014 was $1,412,519, representing 0.04% of net assets. Information concerning such security holdings at April 30, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Mortgage Trust Series 2093-3 Class 3A 07/27/23 8.188%	04/27/95	3,367
Six Flags, Inc. 06/01/44 9.625%	05/07/10	—
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 07/01/15 9.300%	08/12/96	1,344,288
Washington Funding Trust LII D Escrow	03/28/08	—
Washington Mutual Bank Subordinated Notes 01/15/15 5.125%	09/25/07 - 05/14/08	24,052,072

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2014, the value of these securities amounted to $41,069, which represents less than 0.01% of net assets.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2014, the value of these securities amounted to $11,262,519, which represents 0.28% of net assets.

(g)  Negligible market value.

(h)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(i)  Zero coupon bond.

(j)  Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(k)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(l)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(m)  Principal and interest may not be guaranteed by the government.

(n)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2014, the value of these securities amounted to $7,595,684 or 0.19% of net assets.

(o)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(p)  Non-income producing.

(q)  The rate shown is the seven-day current annualized yield at April 30, 2014.

(r)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	7,211,825	1,765,497,396	(1,727,202,344)	45,506,877	70,115	45,506,877

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

CMO  Collateralized Mortgage Obligation

NPFGC  National Public Finance Guarantee Corporation

PIK    Payment-in-Kind

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Banking	—	426,333,802	41,069	426,374,871
Entertainment	—	2,164,775	1,369,318	3,534,093
All Other Industries	—	1,226,190,428	—	1,226,190,428
Residential Mortgage-Backed Securities — Agency	—	624,498,135	—	624,498,135
Residential Mortgage-Backed Securities — Non-Agency	—	160,585,023	29,150,697	189,735,720
Commercial Mortgage-Backed Securities — Non-Agency	—	259,150,196	19,148,921	278,299,117
Asset-Backed Securities — Agency	—	148,738,650	—	148,738,650
Asset-Backed Securities — Non-Agency	—	425,272,029	—	425,272,029
U.S. Treasury Obligations	245,080,832	—	—	245,080,832
U.S. Government & Agency Obligations	—	83,877,541	—	83,877,541
Foreign Government Obligations	—	68,805,286	—	68,805,286
Municipal Bonds	—	61,810,337	—	61,810,337
Preferred Debt	133,945,912	—	—	133,945,912
Total Bonds	379,026,744	3,487,426,202	49,710,005	3,916,162,951
Equity Securities
Common Stocks
Financials	161,601	—	—	161,601
Industrials	61,019	—	—	61,019
Total Equity Securities	222,620	—	—	222,620
Short-Term Securities
Treasury Bills	173,173,893	—	—	173,173,893
Total Short-Term Securities	173,173,893	—	—	173,173,893
Other
Senior Loans
Health Care	—	1,842,049	602,437	2,444,486
Lodging	—	212,532	149,850	362,382
All Other Industries	—	47,168,710	—	47,168,710
Total Other	—	49,223,291	752,287	49,975,578
Mutual Funds
Money Market Funds	45,506,877	—	—	45,506,877
Total Mutual Funds	45,506,877	—	—	45,506,877

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	597,930,134	3,536,649,493	50,462,292	4,185,041,919
Derivatives
Assets
Futures Contracts	464,720	—	—	464,720
Swap Contracts	—	363,098	—	363,098
Liabilities
Futures Contracts	(6,133,525)	—	—	(6,133,525)
Swap Contracts	—	(12,630,592)	—	(12,630,592)
Total	592,261,329	3,524,381,999	50,462,292	4,167,105,620

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Commercial Mortgage- Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Senior Loans ($)	Total ($)
Balance as of April 30, 2013	2,224,862	75,218,231	21,938,320	184,702,709	476,370	284,560,492
Accrued discounts/premiums	—	21,844	—	—	1,396	23,240
Realized gain (loss)	14,888	70,704	—	—	7,456	93,048
Change in unrealized appreciation (depreciation)(a)	(14,888)	82,477	(32,725)	—	(11,611)	23,253
Sales	(814,475)	(15,062,361)	(2,470,835)	—	(474,000)	(18,821,671)
Purchases	—	4,385,663	9,475,000	—	146,520	14,007,183
Transfers into Level 3	—	—	—	—	606,156	606,156
Transfers out of Level 3	—	(35,565,861)	(9,760,839)	(184,702,709)	—	(230,029,409)
Balance as of April 30, 2014	1,410,387	29,150,697	19,148,921	—	752,287	50,462,292

(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2014 was $99,723, which is comprised of Corporate Bonds & Notes of $(14,888), Residential Mortgage-Backed Securities — Non-Agency of $148,253, Commercial Mortgage-Backed Securities — Non-Agency of $(32,725) and Senior Loans of $(917).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change estimated earnings of the respective company might result in change to the comparable companies and market multiples.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

Certain residential and commercial backed securities as well as senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Other residential mortgage backed securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities and observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $4,081,414,294)	$4,139,535,042
Affiliated issuers (identified cost $45,506,877)	45,506,877
Total investments (identified cost $4,126,921,171)	4,185,041,919
Foreign currency (identified cost $157,957)	152,540
Unrealized appreciation on swap contracts	28,992
Premiums paid on outstanding swap contracts	8,913,570
Receivable for:
Investments sold	194,747,568
Investments sold on a delayed delivery basis	14,604,442
Capital shares sold	8,296,494
Dividends	416,218
Interest	28,184,205
Reclaims	1,264
Variation margin	609,958
Expense reimbursement due from Investment Manager	5,760
Prepaid expenses	13,026
Trustees' deferred compensation plan	159,075
Other assets	313,469
Total assets	4,441,488,500
Liabilities
Disbursements in excess of cash	58,628
Unrealized depreciation on swap contracts	8,212,142
Premiums received on outstanding swap contracts	5,772,022
Payable for:
Investments purchased	87,756,349
Investments purchased on a delayed delivery basis	335,638,577
Capital shares purchased	5,462,520
Dividend distributions to shareholders	8,378,498
Variation margin	1,679,299
Investment management fees	44,972
Distribution and/or service fees	15,608
Transfer agent fees	459,525
Administration fees	6,478
Plan administration fees	97
Compensation of board members	149,156
Chief compliance officer expenses	264
Other expenses	233,356
Trustees' deferred compensation plan	159,075
Total liabilities	454,026,566
Net assets applicable to outstanding capital stock	$3,987,461,934
Represented by
Paid-in capital	$3,970,713,537
Undistributed net investment income	9,215,512
Accumulated net realized loss	(31,041,622)
Unrealized appreciation (depreciation) on:
Investments	58,120,748
Foreign currency translations	(5,417)
Futures contracts	(5,668,805)
Swap contracts	(13,872,019)
Total — representing net assets applicable to outstanding capital stock	$3,987,461,934

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2014

Class A
Net assets	$1,473,961,370
Shares outstanding	161,072,264
Net asset value per share	$9.15
Maximum offering price per share(a)	$9.46
Class B
Net assets	$18,975,559
Shares outstanding	2,073,521
Net asset value per share	$9.15
Class C
Net assets	$64,738,648
Shares outstanding	7,074,844
Net asset value per share	$9.15
Class I
Net assets	$576,729,103
Shares outstanding	62,948,608
Net asset value per share	$9.16
Class K
Net assets	$14,167,597
Shares outstanding	1,548,789
Net asset value per share	$9.15
Class R
Net assets	$2,750,099
Shares outstanding	300,467
Net asset value per share	$9.15
Class R4
Net assets	$7,477,235
Shares outstanding	818,246
Net asset value per share	$9.14
Class R5
Net assets	$15,980,217
Shares outstanding	1,748,193
Net asset value per share	$9.14
Class W
Net assets	$507,418,803
Shares outstanding	55,394,723
Net asset value per share	$9.16
Class Y
Net assets	$15,642,063
Shares outstanding	1,708,139
Net asset value per share	$9.16
Class Z
Net assets	$1,289,621,240
Shares outstanding	140,887,261
Net asset value per share	$9.15

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Statement of Operations

Year Ended April 30, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$8,226,436
Dividends — affiliated issuers	70,115
Interest	153,579,471
Total income	161,876,022
Expenses:
Investment management fees	18,867,679
Distribution and/or service fees
Class A	4,330,030
Class B	279,304
Class C	764,331
Class R	13,927
Class W	1,629,174
Transfer agent fees
Class A	2,809,456
Class B	45,367
Class C	123,991
Class K	118
Class R	4,517
Class R4	5,134
Class R5	29
Class W	1,055,836
Class Z	2,430,520
Administration fees	2,670,960
Plan administration fees
Class K	88,871
Compensation of board members	148,330
Custodian fees	122,227
Printing and postage fees	507,831
Registration fees	311,053
Professional fees	190,878
Chief compliance officer expenses	2,640
Other	62,341
Total expenses	36,464,544
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,408,094)
Fees waived by Distributor — Class C	(114,650)
Expense reductions	(4,119)
Total net expenses	33,937,681
Net investment income	127,938,341
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(9,239,809)
Futures contracts	15,642,341
Swap contracts	(32,283,523)
Net realized loss	(25,880,991)
Net change in unrealized appreciation (depreciation) on:
Investments	(177,736,226)
Foreign currency translations	(11,815)
Futures contracts	13,795,707
Swap contracts	(2,410,477)
Net change in unrealized appreciation (depreciation)	(166,362,811)
Net realized and unrealized loss	(192,243,802)
Net decrease in net assets from operations	$(64,305,461)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2014	Year Ended April 30, 2013(a)(b)
Operations
Net investment income	$127,938,341	$102,122,344
Net realized gain (loss)	(25,880,991)	78,594,468
Net change in unrealized appreciation (depreciation)	(166,362,811)	21,638,692
Net increase (decrease) in net assets resulting from operations	(64,305,461)	202,355,504
Distributions to shareholders
Net investment income
Class A	(40,739,484)	(16,679,237)
Class B	(445,171)	(193,638)
Class C	(1,342,583)	(944,798)
Class I	(15,068,564)	(5,713,462)
Class K	(842,602)	(253,776)
Class R	(58,721)	(68,280)
Class R4	(85,389)	(113)
Class R5	(144,327)	(785)
Class W	(15,347,641)	(2,433,731)
Class Y	(125,763)	(33)
Class Z	(38,899,879)	(68,260,950)
Net realized gains
Class A	(11,017,282)	(6,509,133)
Class B	(164,295)	(77,797)
Class C	(477,323)	(589,734)
Class I	(3,995,804)	(3,021,955)
Class K	(99,875)	—
Class R	(17,357)	(41,497)
Class R4	(35,378)	(39)
Class R5	(14,933)	(39)
Class W	(4,003,950)	(41)
Class Y	(8,375)	(39)
Class Z	(9,359,385)	(34,488,627)
Total distributions to shareholders	(142,294,081)	(139,277,704)
Increase (decrease) in net assets from capital stock activity	(1,319,230,161)	2,081,434,307
Total increase (decrease) in net assets	(1,525,829,703)	2,144,512,107
Net assets at beginning of year	5,513,291,637	3,368,779,530
Net assets at end of year	$3,987,461,934	$5,513,291,637
Undistributed net investment income	$9,215,512	$10,372,424

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b) Class K shares are for the period from February 28, 2013 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2014		Year Ended April 30, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	17,375,229	158,612,227	24,283,504	230,763,450
Fund merger	—	—	198,219,171	1,862,923,968
Distributions reinvested	5,187,074	47,080,179	2,261,290	21,439,614
Redemptions	(89,952,046)	(820,216,743)	(33,830,244)	(320,361,795)
Net increase (decrease)	(67,389,743)	(614,524,337)	190,933,721	1,794,765,237
Class B shares
Subscriptions	63,827	584,800	54,844	521,307
Fund merger	—	—	4,174,593	39,221,455
Distributions reinvested	61,452	557,755	18,059	171,101
Redemptions(c)	(2,472,423)	(22,491,264)	(474,566)	(4,494,681)
Net increase (decrease)	(2,347,144)	(21,348,709)	3,772,930	35,419,182
Class C shares
Subscriptions	531,941	4,853,124	913,847	8,674,820
Fund merger	—	—	6,533,646	61,397,806
Distributions reinvested	168,764	1,530,941	117,809	1,117,090
Redemptions	(3,715,115)	(33,798,697)	(1,266,074)	(11,981,160)
Net increase (decrease)	(3,014,410)	(27,414,632)	6,299,228	59,208,556
Class I shares
Subscriptions	28,692,029	263,749,900	30,024,422	285,095,553
Fund merger	—	—	24,395,358	229,375,037
Distributions reinvested	2,098,890	19,064,084	919,952	8,735,796
Redemptions	(16,256,795)	(147,289,164)	(16,541,570)	(157,602,196)
Net increase	14,534,124	135,524,820	38,798,162	365,604,190
Class K shares
Subscriptions	1,007,369	9,206,796	256,909	2,425,527
Fund merger	—	—	8,041,771	75,638,161
Distributions reinvested	103,467	942,132	26,819	253,757
Redemptions	(7,546,039)	(68,053,036)	(341,507)	(3,225,675)
Net increase (decrease)	(6,435,203)	(57,904,108)	7,983,992	75,091,770
Class R shares
Subscriptions	85,928	786,327	96,458	912,848
Fund merger	—	—	22,650	212,706
Distributions reinvested	7,454	67,653	10,356	98,218
Redemptions	(114,434)	(1,037,804)	(88,162)	(833,337)
Net increase (decrease)	(21,052)	(183,824)	41,302	390,435

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2014		Year Ended April 30, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R4 shares
Subscriptions	943,748	8,593,631	4,681	44,354
Fund merger	—	—	1,369	12,868
Distributions reinvested	12,681	114,647	5	44
Redemptions	(144,238)	(1,305,075)	—	—
Net increase	812,191	7,403,203	6,055	57,266
Class R5 shares
Subscriptions	1,729,684	15,615,329	15,035	142,470
Fund merger	—	—	18,399	172,776
Distributions reinvested	17,493	158,806	76	715
Redemptions	(32,481)	(294,654)	(13)	(116)
Net increase	1,714,696	15,479,481	33,497	315,845
Class W shares
Subscriptions	17,583,240	160,554,849	2,414,231	22,831,790
Fund merger	—	—	78,413,367	737,730,049
Distributions reinvested	2,129,690	19,351,220	256,929	2,433,607
Redemptions	(43,566,322)	(396,212,322)	(1,836,686)	(17,370,540)
Net increase (decrease)	(23,853,392)	(216,306,253)	79,247,841	745,624,906
Class Y shares
Subscriptions	1,972,134	17,785,353	258	2,500
Distributions reinvested	14,729	134,037	1	6
Redemptions	(278,983)	(2,533,789)	—	—
Net increase	1,707,880	15,385,601	259	2,506
Class Z shares
Subscriptions	11,023,731	100,585,369	42,069,487	398,912,686
Fund merger	—	—	443,605	4,172,784
Distributions reinvested	2,027,629	18,410,964	3,513,181	33,328,559
Redemptions	(73,950,227)	(674,337,736)	(151,186,189)	(1,431,459,615)
Net decrease	(60,898,867)	(555,341,403)	(105,159,916)	(995,045,586)
Total net increase (decrease)	(145,190,920)	(1,319,230,161)	221,957,071	2,081,434,307

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b) Class K shares are for the period from February 28, 2013 (commencement of operations) to April 30, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,						Year Ended March 31,
Class A	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$9.49		$9.39		$9.33		$9.08		$8.95		$7.72
Income from investment operations:
Net investment income	0.24		0.28		0.03		0.33		0.36		0.43
Net realized and unrealized gain (loss)	(0.31)		0.23		0.05		0.28		0.15		1.26
Total from investment operations	(0.07)		0.51		0.08		0.61		0.51		1.69
Less distributions to shareholders:
Net investment income	(0.21)		(0.26)		(0.02)		(0.36)		(0.38)		(0.46)
Net realized gains	(0.06)		(0.15)		—		—		—		—
Total distributions to shareholders	(0.27)		(0.41)		(0.02)		(0.36)		(0.38)		(0.46)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$9.15		$9.49		$9.39		$9.33		$9.08		$8.95
Total return	(0.62%)		5.52%		0.91%		6.82%		5.80%		22.31%
Ratios to average net assets(c)
Total gross expenses	0.91%		0.94%		0.96	%(d)	0.95	%(e)	0.97	%(e)	1.00	%(e)
Total net expenses(f)	0.85	%(g)	0.86	%(g)	0.84	%(d)	0.84	%(e)(g)	0.92	%(e)(g)	0.90	%(e)(g)
Net investment income	2.67%		2.94%		3.35	%(d)	3.62%		4.02%		5.01%
Supplemental data
Net assets, end of period (in thousands)	$1,473,961		$2,168,079		$352,338		$338,578		$201,506		$163,333
Portfolio turnover	274	%(h)	239	%(h)	10	%(h)	170	%(h)	177%		160%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 191%, 205%, 9% and 157% for the years ended April 30, 2014, 2013, 2012 and March 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class B	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$9.49		$9.39		$9.33		$9.08		$8.95		$7.72
Income from investment operations:
Net investment income	0.17		0.21		0.02		0.27		0.30		0.37
Net realized and unrealized gain (loss)	(0.30)		0.23		0.06		0.27		0.15		1.26
Total from investment operations	(0.13)		0.44		0.08		0.54		0.45		1.63
Less distributions to shareholders:
Net investment income	(0.15)		(0.19)		(0.02)		(0.29)		(0.32)		(0.40)
Net realized gains	(0.06)		(0.15)		—		—		—		—
Total distributions to shareholders	(0.21)		(0.34)		(0.02)		(0.29)		(0.32)		(0.40)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$9.15		$9.49		$9.39		$9.33		$9.08		$8.95
Total return	(1.36%)		4.74%		0.85%		6.01%		5.03%		21.41%
Ratios to average net assets(c)
Total gross expenses	1.66%		1.69%		1.71	%(d)	1.72	%(e)	1.68	%(e)	1.65	%(e)
Total net expenses(f)	1.60	%(g)	1.61	%(g)	1.59	%(d)	1.59	%(e)(g)	1.67	%(e)(g)	1.65	%(e)(g)
Net investment income	1.90%		2.20%		2.59	%(d)	2.93%		3.32%		4.29%
Supplemental data
Net assets, end of period (in thousands)	$18,976		$41,955		$6,081		$6,253		$14,779		$31,476
Portfolio turnover	274	%(h)	239	%(h)	10	%(h)	170	%(h)	177%		160%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 191%, 205%, 9% and 157% for the years ended April 30, 2014, 2013, 2012 and March 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class C	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$9.49		$9.39		$9.33		$9.08		$8.95		$7.72
Income from investment operations:
Net investment income	0.19		0.22		0.02		0.28		0.31		0.38
Net realized and unrealized gain (loss)	(0.31)		0.23		0.06		0.28		0.15		1.26
Total from investment operations	(0.12)		0.45		0.08		0.56		0.46		1.64
Less distributions to shareholders:
Net investment income	(0.16)		(0.20)		(0.02)		(0.31)		(0.33)		(0.41)
Net realized gains	(0.06)		(0.15)		—		—		—		—
Total distributions to shareholders	(0.22)		(0.35)		(0.02)		(0.31)		(0.33)		(0.41)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$9.15		$9.49		$9.39		$9.33		$9.08		$8.95
Total return	(1.21%)		4.90%		0.86%		6.20%		5.17%		21.59%
Ratios to average net assets(c)
Total gross expenses	1.66%		1.69%		1.71	%(d)	1.70	%(e)	1.68	%(e)	1.65	%(e)
Total net expenses(f)	1.45	%(g)	1.46	%(g)	1.44	%(d)	1.44	%(e)(g)	1.52	%(e)(g)	1.50	%(e)(g)
Net investment income	2.07%		2.37%		2.75	%(d)	3.04%		3.42%		4.43%
Supplemental data
Net assets, end of period (in thousands)	$64,739		$95,745		$35,579		$35,304		$33,885		$30,731
Portfolio turnover	274	%(h)	239	%(h)	10	%(h)	170	%(h)	177%		160%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 191%, 205%, 9% and 157% for the years ended April 30, 2014, 2013, 2012 and March 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class I	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.50		$9.39		$9.33		$9.08		$9.21
Income from investment operations:
Net investment income	0.28		0.31		0.03		0.37		0.19
Net realized and unrealized gain (loss)	(0.31)		0.24		0.06		0.27		(0.11)
Total from investment operations	(0.03)		0.55		0.09		0.64		0.08
Less distributions to shareholders:
Net investment income	(0.25)		(0.29)		(0.03)		(0.39)		(0.21)
Net realized gains	(0.06)		(0.15)		—		—		—
Total distributions to shareholders	(0.31)		(0.44)		(0.03)		(0.39)		(0.21)
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—
Net asset value, end of period	$9.16		$9.50		$9.39		$9.33		$9.08
Total return	(0.27%)		6.00%		0.94%		7.17%		0.87%
Ratios to average net assets(d)
Total gross expenses	0.50%		0.50%		0.52	%(e)	0.51	%(f)	0.53	%(e)(f)
Total net expenses(g)	0.50%		0.50%		0.52	%(e)	0.51	%(f)(h)	0.52	%(e)(f)(h)
Net investment income	3.05%		3.31%		3.68	%(e)	4.01%		4.05	%(e)
Supplemental data
Net assets, end of period (in thousands)	$576,729		$459,989		$90,345		$86,768		$26,866
Portfolio turnover	274	%(i)	239	%(i)	10	%(i)	170	%(i)	177%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 191%, 205%, 9% and 157% for the years ended April 30, 2014, 2013, 2012 and March 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,
Class K	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.49		$9.42
Income from investment operations:
Net investment income	0.25		0.05
Net realized and unrealized gain (loss)	(0.31)		0.06
Total from investment operations	(0.06)		0.11
Less distributions to shareholders:
Net investment income	(0.22)		(0.04)
Net realized gains	(0.06)		—
Total distributions to shareholders	(0.28)		(0.04)
Net asset value, end of period	$9.15		$9.49
Total return	(0.53%)		1.19%
Ratios to average net assets(b)
Total gross expenses	0.74%		0.79	%(c)
Total net expenses(d)	0.74%		0.79	%(c)
Net investment income	2.67%		2.97	%(c)
Supplemental data
Net assets, end of period (in thousands)	$14,168		$75,741
Portfolio turnover	274	%(e)	239	%(e)

Notes to Financial Highlights

(a)  For the period from February 28, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 191% and 205% for the years ended April 30, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class R	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$9.49		$9.39		$9.33		$9.08		$8.95		$7.72
Income from investment operations:
Net investment income	0.22		0.26		0.02		0.31		0.34		0.41
Net realized and unrealized gain (loss)	(0.31)		0.23		0.06		0.28		0.15		1.26
Total from investment operations	(0.09)		0.49		0.08		0.59		0.49		1.67
Less distributions to shareholders:
Net investment income	(0.19)		(0.24)		(0.02)		(0.34)		(0.36)		(0.44)
Net realized gains	(0.06)		(0.15)		—		—		—		—
Total distributions to shareholders	(0.25)		(0.39)		(0.02)		(0.34)		(0.36)		(0.44)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$9.15		$9.49		$9.39		$9.33		$9.08		$8.95
Total return	(0.87%)		5.26%		0.89%		6.55%		5.54%		22.01%
Ratios to average net assets(c)
Total gross expenses	1.16%		1.20%		1.21	%(d)	1.20	%(e)	1.18	%(e)	1.15	%(e)
Total net expenses(f)	1.10	%(g)	1.12	%(g)	1.09	%(d)	1.09	%(e)(g)	1.17	%(e)(g)	1.15	%(e)(g)
Net investment income	2.43%		2.73%		3.08	%(d)	3.39%		3.75%		4.78%
Supplemental data
Net assets, end of period (in thousands)	$2,750		$3,052		$2,631		$2,786		$2,969		$1,694
Portfolio turnover	274	%(h)	239	%(h)	10	%(h)	170	%(h)	177%		160%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 191%, 205%, 9% and 157% for the years ended April 30, 2014, 2013, 2012 and March 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.48		$9.66
Income from investment operations:
Net investment income	0.27		0.14
Net realized and unrealized loss	(0.31)		(0.05	)(b)
Total from investment operations	(0.04)		0.09
Less distributions to shareholders:
Net investment income	(0.24)		(0.12)
Net realized gains	(0.06)		(0.15)
Total distributions to shareholders	(0.30)		(0.27)
Net asset value, end of period	$9.14		$9.48
Total return	(0.38%)		0.99%
Ratios to average net assets(c)
Total gross expenses	0.67%		0.67	%(d)
Total net expenses(e)	0.60	%(f)	0.60	%(d)
Net investment income	3.02%		3.26	%(d)
Supplemental data
Net assets, end of period (in thousands)	$7,477		$57
Portfolio turnover	274	%(g)	239	%(g)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 191% and 205% for the years ended April 30, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.48		$9.66
Income from investment operations:
Net investment income	0.28		0.15
Net realized and unrealized loss	(0.31)		(0.05	)(b)
Total from investment operations	(0.03)		0.10
Less distributions to shareholders:
Net investment income	(0.25)		(0.13)
Net realized gains	(0.06)		(0.15)
Total distributions to shareholders	(0.31)		(0.28)
Net asset value, end of period	$9.14		$9.48
Total return	(0.28%)		1.03%
Ratios to average net assets(c)
Total gross expenses	0.51%		0.54	%(d)
Total net expenses(e)	0.50%		0.54	%(d)
Net investment income	3.15%		3.30	%(d)
Supplemental data
Net assets, end of period (in thousands)	$15,980		$318
Portfolio turnover	274	%(f)	239	%(f)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 191% and 205% for the years ended April 30, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class W	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.50		$9.39		$9.33		$9.08		$9.21
Income from investment operations:
Net investment income	0.24		0.27		0.03		0.34		0.17
Net realized and unrealized gain (loss)	(0.30)		0.25		0.05		0.27		(0.11)
Total from investment operations	(0.06)		0.52		0.08		0.61		0.06
Less distributions to shareholders:
Net investment income	(0.22)		(0.26)		(0.02)		(0.36)		(0.19)
Net realized gains	(0.06)		(0.15)		—		—		—
Total distributions to shareholders	(0.28)		(0.41)		(0.02)		(0.36)		(0.19)
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—
Net asset value, end of period	$9.16		$9.50		$9.39		$9.33		$9.08
Total return	(0.62%)		5.59%		0.91%		6.84%		0.69%
Ratios to average net assets(d)
Total gross expenses	0.91%		0.92%		0.94	%(e)	0.94	%(f)	0.89	%(e)(f)
Total net expenses(g)	0.85	%(h)	0.85	%(h)	0.82	%(e)	0.83	%(f)(h)	0.87	%(e)(f)(h)
Net investment income	2.68%		2.91%		3.38	%(e)	3.64%		3.62	%(e)
Supplemental data
Net assets, end of period (in thousands)	$507,419		$752,819		$3		$3		$2
Portfolio turnover	274	%(i)	239	%(i)	10	%(i)	170	%(i)	177%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 191%, 205%, 9% and 157% for the years ended April 30, 2014, 2013, 2012 and March 31, 2012, respectively.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,
Class Y	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.49		$9.67
Income from investment operations:
Net investment income	0.29		0.14
Net realized and unrealized loss	(0.31)		(0.04	)(b)
Total from investment operations	(0.02)		0.10
Less distributions to shareholders:
Net investment income	(0.25)		(0.13)
Net realized gains	(0.06)		(0.15)
Total distributions to shareholders	(0.31)		(0.28)
Net asset value, end of period	$9.16		$9.49
Total return	(0.17%)		1.05%
Ratios to average net assets(c)
Total gross expenses	0.51%		0.45	%(d)
Total net expenses(e)	0.50%		0.45	%(d)
Net investment income	3.21%		3.18	%(d)
Supplemental data
Net assets, end of period (in thousands)	$15,642		$2
Portfolio turnover	274	%(f)	239	%(f)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 191% and 205% for the years ended April 30, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class Z	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$9.49		$9.39		$9.33		$9.08		$8.95		$7.72
Income from investment operations:
Net investment income	0.27		0.31		0.03		0.36		0.39		0.45
Net realized and unrealized gain (loss)	(0.31)		0.23		0.06		0.27		0.15		1.26
Total from investment operations	(0.04)		0.54		0.09		0.63		0.54		1.71
Less distributions to shareholders:
Net investment income	(0.24)		(0.29)		(0.03)		(0.38)		(0.41)		(0.48)
Net realized gains	(0.06)		(0.15)		—		—		—		—
Total distributions to shareholders	(0.30)		(0.44)		(0.03)		(0.38)		(0.41)		(0.48)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$9.15		$9.49		$9.39		$9.33		$9.08		$8.95
Total return	(0.37%)		5.79%		0.93%		7.08%		6.07%		22.62%
Ratios to average net assets(c)
Total gross expenses	0.66%		0.70%		0.71	%(d)	0.70	%(e)	0.68	%(e)	0.65	%(e)
Total net expenses(f)	0.60	%(g)	0.62	%(g)	0.59	%(d)	0.59	%(e)(g)	0.67	%(e)(g)	0.65	%(e)(g)
Net investment income	2.92%		3.23%		3.60	%(d)	3.89%		4.28%		5.26%
Supplemental data
Net assets, end of period (in thousands)	$1,289,621		$1,915,534		$2,881,803		$2,853,669		$2,835,104		$1,973,020
Portfolio turnover	274	%(h)	239	%(h)	10	%(h)	170	%(h)	177%		160%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 191%, 205%, 9% and 157% for the years ended April 30, 2014, 2013, 2012 and March 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Intermediate Bond Fund

Notes to Financial Statements

April 30, 2014

Note 1. Organization

Columbia Intermediate Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar

Annual Report 2014

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect

Annual Report 2014

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or

Annual Report 2014

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, and increase or decrease its credit exposure to a specific debt security or a basket of debt securities. Additionally, credit default swap contracts were used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to gain exposure to or protect itself from market rate changes. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

Annual Report 2014

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2014:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Over-the-Counter Swap Contracts(c)	4,547,311	—	4,547,311	3,377,884	—	1,169,427	—
Centrally Cleared Swap Contracts(d)	291,370	—	291,370	291,370	—	—	—
Total	4,838,681	—	4,838,681	3,669,254	—	1,169,427	—
			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(e)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(f)
Liability Derivatives:
Over-the-Counter Swap Contracts(c)	9,590,701	—	9,590,701	3,377,884	—	5,763,000	449,817
Centrally Cleared Swap Contracts(g)	429,250	—	429,250	291,370	—	137,880	—
Total	10,019,951	—	10,019,951	3,669,254	—	5,900,880	449,817

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d) Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(e) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(f) Represents the net amount due to counterparties in the event of default.

(g) Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

Annual Report 2014

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at April 30, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	28,992	*
Credit risk	Premiums paid on outstanding swap contracts	8,911,782
Interest rate risk	Net assets — unrealized appreciation on futures contracts	464,720	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	334,106	*
Interest rate risk	Premiums paid on outstanding swap contracts	1,788
Total		9,741,388
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	12,398,755	*
Credit risk	Premiums received on outstanding swap contracts	5,772,022
Interest rate risk	Net assets — unrealized depreciation on futures contracts	6,133,525	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	231,837	*
Total		24,536,139

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended April 30, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(32,280,595)	(32,280,595)
Interest rate risk	15,642,341	(2,928)	15,639,413
Total	15,642,341	(32,283,523)	(16,641,182)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(2,512,746)	(2,512,746)
Interest rate risk	13,795,707	102,269	13,897,976
Total	13,795,707	(2,410,477)	11,385,230

The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2014.

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	358,836,114
Futures contracts — Short	381,635,456
Credit default Swap Contracts — buy protection	815,510,000
Derivate Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Interest rate swaps	83,527	(59,126)

*Based on ending quarterly outstanding amounts for the year ended April 30, 2014.

Investments in Loans

The Fund may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other

Annual Report 2014

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhanced defaults on its obligation.

Principal Only Securities

The Fund may invest in Principal Only Securities (POs). POs are stripped securities entitled to receive most, if not all, of the principal from the underlying obligation, but not the interest. The Fund may also invest in stripped mortgage-backed securities. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer or credit enhancer defaults on its obligation.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Annual Report 2014

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Corporate actions and dividend income are recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2014 was 0.41% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2014 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Annual Report 2014

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended April 30, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class K	0.00	*
Class R	0.16
Class R4	0.16
Class R5	0.00	*
Class W	0.16
Class Z	0.16

*Rounds to zero.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At April 30, 2014, the Fund's total potential future obligation over the life of the Guaranty is $14,977. The liability remaining at April 30, 2014 for non-recurring charges associated with the lease amounted to $10,667 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2014, these minimum account balance fees reduced total expenses by $4,119.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

Annual Report 2014

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $247,662 for Class A, $11,388 for Class B and $3,016 for Class C, shares for the year ended April 30, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through December 31, 2014
Class A	0.85%
Class B	1.60
Class C	1.60
Class I	0.50
Class K	0.80
Class R	1.10
Class R4	0.60
Class R5	0.55
Class W	0.85
Class Y	0.50
Class Z	0.60

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(15,995,129)
Accumulated net realized loss	15,968,905
Paid-in capital	26,224

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2014	2013
Ordinary income	$113,543,064	$118,759,067
Long-term capital gains	28,751,017	20,518,637
Total	$142,294,081	$139,277,704

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2014

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

At April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,305,778
Capital loss carryforwards	(23,304,264)
Net unrealized appreciation	45,661,759

At April 30, 2014, the cost of investments for federal income tax purposes was $4,139,380,160 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$104,065,043
Unrealized depreciation	(58,403,284)
Net unrealized appreciation	$45,661,759

The following capital loss carryforwards, determined at April 30, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
Unlimited short-term	$23,304,264

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $12,753,746,181 and $14,161,132,974, respectively, for the year ended April 30, 2014, of which $9,837,486,231 and $10,130,973,989, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At April 30, 2014, one unaffiliated shareholder of record owned 18.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 38.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended April 30, 2014.

Note 9. Fund Merger

At the close of business on March 15, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Diversified Bond Fund, a series of Columbia Funds Series Trust II (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $2,558,418,370 and the combined net assets immediately after the acquisition were $5,569,275,980.

The merger was accomplished by a tax-free exchange of 607,096,686 shares of the acquired fund valued at

Annual Report 2014

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

$3,010,857,610 (including $80,476,192 of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	198,219,171
Class B	4,174,593
Class C	6,533,646
Class I	24,395,358
Class K	8,041,771
Class R	22,650
Class R4	1,369
Class R5	18,399
Class W	78,413,367
Class Z	443,605

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on May 1, 2012 the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended April 30, 2013 would have been approximately $174.8 million, $167.8 million, $(5.4) million and $337.4 million, respectively.

Note 10. Significant Risks

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the

Annual Report 2014

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014

Columbia Intermediate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Intermediate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Bond Fund (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, brokers, agent banks, and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2014

Annual Report 2014

Columbia Intermediate Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 54; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 54; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 54; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 54; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 54; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 54; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 54; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 54; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2014

Columbia Intermediate Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 54; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 54; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 186; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014

Columbia Intermediate Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

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Annual Report 2014

Columbia Intermediate Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014

Columbia Intermediate Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN166_04_D01_(06/14)

Annual Report

April 30, 2014

Columbia U.S. Treasury Index Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia U.S. Treasury Index Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers	27
Important Information About This Report	33

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia U.S. Treasury Index Fund

Performance Overview

Performance Summary

>  Columbia U.S. Treasury Index Fund (the Fund) Class A shares returned -1.92% excluding sales charges for the 12-month period that ended April 30, 2014.

>  The Fund underperformed its benchmark, the Citigroup Bond U.S. Treasury Index, which returned -1.54% over the same period.

>  The Fund generally tracked the benchmark in a period challenged by rising interest rates. Fees, which the Fund incurs but the benchmark does not, generally accounted for the slight difference in returns.

Average Annual Total Returns (%) (for period ended April 30, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02
Excluding sales charges		-1.92	2.73	3.98
Including sales charges		-6.54	1.73	3.47
Class B	11/25/02
Excluding sales charges		-2.74	1.94	3.19
Including sales charges		-7.52	1.58	3.19
Class C	11/25/02
Excluding sales charges		-2.59	2.10	3.35
Including sales charges		-3.55	2.10	3.35
Class I*	09/27/10	-1.76	2.96	4.22
Class R5*	11/08/12	-1.76	2.98	4.23
Class W*	06/18/12	-2.00	2.57	3.79
Class Z	06/04/91	-1.76	2.96	4.22
Citigroup Bond U.S. Treasury Index		-1.54	3.14	4.43

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Citigroup Bond U.S. Treasury Index, an index composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia U.S. Treasury Index Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2004 – April 30, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia U.S. Treasury Index Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2014, the Fund's Class A shares returned -1.92% excluding sales charges. The Citigroup Bond U.S. Treasury Index returned -1.54% over the same period. The Fund generally tracked the benchmark in a period challenged by rising interest rates. Fees, which the Fund incurs but the benchmark does not, generally accounted for the slight difference in returns.

Stable Economic Growth

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady growth that marked the 12-month period. Solid new job growth drove the unemployment rate down to 6.3%. Robust manufacturing activity boosted the nation's capacity utilization rate to a recovery high of 79.2%. Personal income edged higher, borrowing increased and the savings rate declined. Consumer confidence generally rose during the 12-month period, reflecting consumer expectations that the economy appeared to be on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Against this backdrop, the U.S. Treasury market generated negative returns over the 12-month period, an unusual result for the highest quality sector of the fixed income markets. The Federal Reserve (Fed) drove the Treasury market along the entire spectrum of the yield curve (a chart of Treasury yields from short to long) during the period. At the short end of the curve, yields remained at the historically low levels set several years ago as part of the Fed's effort to stimulate the economy. At the long end of the curve, yields rose in response to then-chairman Ben Bernanke's announcement in the spring of 2013 that the Fed would begin to taper its longstanding program of monthly bond purchases, known as quantitative easing, and they remained in the red for the twelve-month period, despite a rally in early 2014.

In retrospect, Bernanke's move in the spring of 2013 may have been something of a trial balloon, testing the market's response to the inevitable reduction in the Fed's role as a buyer of Treasury securities. And, as so often happens in financial markets, when tapering actually commenced in January 2014 the market was considerably more restrained in its response. Investors recognized that new Fed chairman Janet Yellen would retain the caution of her predecessor, and the market rallied both prior to and after her assumption of the reins in February. For the period as a whole, the five- to 30-year segment of the yield curve flattened during the twelve months. Yields on five-year securities increased a full percentage point, from 0.68% to 1.68%, while 30-year yields rose from 2.88% to 3.46%.

Looking Ahead

At present, we believe the dynamics of the U.S. Treasury market remain solid, even though the Fed will be less of a buyer than it has been in recent years. The economy currently appears to be moving ahead, but at a slower pace than had been projected a year ago. Fed chair Yellen has voiced concern about the sluggishness of the housing and labor markets, and has also noted the absence of inflation in the financial system. Low inflation has been one of the reasons why domestic interest rates have remained low relative to the rest of the world. We would not be surprised to see rates move gradually higher in the next six to 12 months, assuming that economic growth stays at a relatively muted pace.

Portfolio Management

Orhan Imer, Ph.D., CFA

William Finan

Portfolio Breakdown (%) (at April 30, 2014)
Money Market Funds	0.5
U.S. Treasury Obligations	99.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at April 30, 2014)
AAA rating	100.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in this Fund, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
4

Columbia U.S. Treasury Index Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2013 – April 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,004.70	1,022.56	2.24	2.26	0.45
Class B	1,000.00	1,000.00	1,000.00	1,018.84	5.95	6.01	1.20
Class C	1,000.00	1,000.00	1,000.80	1,019.59	5.21	5.26	1.05
Class I	1,000.00	1,000.00	1,005.00	1,023.80	0.99	1.00	0.20
Class R5	1,000.00	1,000.00	1,005.90	1,023.80	0.99	1.00	0.20
Class W	1,000.00	1,000.00	1,004.70	1,022.56	2.24	2.26	0.45
Class Z	1,000.00	1,000.00	1,005.00	1,023.80	0.99	1.00	0.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
5

Columbia U.S. Treasury Index Fund

Portfolio of Investments

April 30, 2014

(Percentages represent value of investments compared to net assets)

U.S. Treasury Obligations 99.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury 02/15/15	11.250%	2,950,000	3,209,969
06/30/15	0.375%	3,210,000	3,219,028
07/15/15	0.250%	5,395,000	5,401,533
08/15/15	0.250%	7,860,000	7,868,292
08/31/15	0.375%	2,930,000	2,937,783
10/15/15	0.250%	4,750,000	4,752,598
10/31/15	0.250%	2,455,000	2,455,960
11/30/15	0.250%	1,585,000	1,584,938
11/30/15	1.375%	9,545,000	9,714,643
12/15/15	0.250%	7,415,000	7,412,390
12/31/15	0.250%	2,335,000	2,333,905
01/31/16	0.375%	2,570,000	2,572,811
01/31/16	2.000%	14,850,000	15,287,377
02/29/16	0.250%	1,385,000	1,382,620
03/15/16	0.375%	5,880,000	5,880,919
03/31/16	0.375%	2,430,000	2,429,620
04/15/16	0.250%	6,020,000	6,002,361
04/30/16	0.375%	900,000	899,227
04/30/16	2.000%	1,140,000	1,175,714
06/15/16	0.500%	3,265,000	3,266,786
08/15/16	0.625%	3,355,000	3,360,242
09/15/16	0.875%	2,370,000	2,385,739
09/30/16	1.000%	4,600,000	4,643,125
10/15/16	0.625%	3,650,000	3,648,859
11/15/16	7.500%	4,275,000	5,010,099
12/15/16	0.625%	3,570,000	3,562,189
02/15/17	0.625%	3,505,000	3,489,666
04/15/17	0.875%	1,390,000	1,390,869
04/30/17	3.125%	6,635,000	7,076,121
05/31/17	0.625%	5,370,000	5,321,337
08/31/17	0.625%	5,275,000	5,201,234
08/31/17	1.875%	6,915,000	7,104,084
10/31/17	0.750%	3,200,000	3,158,906
10/31/17	1.875%	7,445,000	7,638,689
12/31/17	0.750%	760,000	747,709
02/15/18	3.500%	10,790,000	11,690,296
04/30/18	0.625%	4,650,000	4,522,488
05/15/18	3.875%	5,755,000	6,333,648
06/30/18	2.375%	2,820,000	2,933,680
08/31/18	1.500%	4,065,000	4,069,764
09/30/18	1.375%	1,595,000	1,586,277
10/31/18	1.250%	1,645,000	1,624,822
11/30/18	1.250%	1,790,000	1,764,829
12/31/18	1.500%	1,840,000	1,832,381
01/31/19	1.500%	1,725,000	1,715,701
02/28/19	1.500%	1,850,000	1,838,149
03/31/19	1.500%	1,870,000	1,855,975
03/31/19	1.625%	1,720,000	1,716,775
06/30/19	1.000%	560,000	539,131
07/31/19	0.875%	1,640,000	1,565,303
11/15/19	3.375%	11,925,000	12,901,359
12/31/19	1.125%	1,785,000	1,710,114
03/31/20	1.125%	2,380,000	2,267,507
05/15/20	3.500%	2,350,000	2,555,625
05/31/20	1.375%	2,700,000	2,601,493
07/31/20	2.000%	1,015,000	1,012,383

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/20	2.625%	5,305,000	5,482,389
08/31/20	2.125%	1,495,000	1,498,737
09/30/20	2.000%	2,580,000	2,563,674
10/31/20	1.750%	1,830,000	1,787,253
11/30/20	2.000%	1,270,000	1,257,995
12/31/20	2.375%	1,390,000	1,408,352
01/31/21	2.125%	1,225,000	1,220,024
02/15/21	3.625%	7,430,000	8,120,760
02/28/21	2.000%	1,540,000	1,519,667
03/31/21	2.250%	1,525,000	1,527,978
05/15/21	3.125%	3,085,000	3,266,725
02/15/22	2.000%	230,000	223,747
11/15/22	1.625%	1,010,000	941,036
02/15/23	2.000%	2,630,000	2,517,197
05/15/23	1.750%	2,245,000	2,094,163
08/15/23	2.500%	2,540,000	2,520,158
11/15/23	2.750%	3,130,000	3,163,745
02/15/24	2.750%	3,195,000	3,222,956
02/15/26	6.000%	4,390,000	5,810,578
11/15/28	5.250%	685,000	864,706
02/15/29	5.250%	360,000	454,725
08/15/39	4.500%	725,000	866,601
02/15/40	4.625%	4,120,000	5,022,535
05/15/40	4.375%	2,075,000	2,437,478
11/15/40	4.250%	4,135,000	4,768,172
02/15/41	4.750%	3,910,000	4,867,950
11/15/42	2.750%	1,365,000	1,188,190
02/15/43	3.125%	1,935,000	1,818,598
05/15/43	2.875%	2,355,000	2,098,526
08/15/43	3.625%	2,060,000	2,125,662
11/15/43	3.750%	2,180,000	2,300,240
02/15/44	3.625%	2,165,000	2,231,981
Total U.S. Treasury Obligations (Cost: $297,032,519)			303,357,540

Money Market Funds 0.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.092%(a)(b)	1,373,046	1,373,046
Total Money Market Funds (Cost: $1,373,046)		1,373,046
Total Investments (Cost: $298,405,565)		304,730,586
Other Assets & Liabilities, Net		1,486,371
Net Assets		306,216,957

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
6

Columbia U.S. Treasury Index Fund

Portfolio of Investments (continued)

April 30, 2014

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at April 30, 2014.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,514,519	51,167,171	(51,308,644)	1,373,046	817	1,373,046

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia U.S. Treasury Index Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
U.S. Treasury Obligations	303,357,540	—	—	303,357,540
Total Bonds	303,357,540	—	—	303,357,540
Mutual Funds
Money Market Funds	1,373,046	—	—	1,373,046
Total Mutual Funds	1,373,046	—	—	1,373,046
Total	304,730,586	—	—	304,730,586

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia U.S. Treasury Index Fund

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $297,032,519)	$303,357,540
Affiliated issuers (identified cost $1,373,046)	1,373,046
Total investments (identified cost $298,405,565)	304,730,586
Receivable for:
Investments sold	9,341,779
Capital shares sold	916,687
Dividends	66
Interest	1,690,379
Expense reimbursement due from Investment Manager	1,741
Trustees' deferred compensation plan	39,572
Other assets	1,973
Total assets	316,722,783
Liabilities
Payable for:
Investments purchased	9,785,929
Capital shares purchased	327,845
Dividend distributions to shareholders	348,683
Investment management fees	836
Distribution and/or service fees	421
Administration fees	2,507
Other expenses	33
Trustees' deferred compensation plan	39,572
Total liabilities	10,505,826
Net assets applicable to outstanding capital stock	$306,216,957
Represented by
Paid-in capital	$301,519,079
Excess of distributions over net investment income	(83,149)
Accumulated net realized loss	(1,543,994)
Unrealized appreciation (depreciation) on:
Investments	6,325,021
Total — representing net assets applicable to outstanding capital stock	$306,216,957

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia U.S. Treasury Index Fund

Statement of Assets and Liabilities (continued)

April 30, 2014

Class A
Net assets	$22,163,229
Shares outstanding	2,009,783
Net asset value per share	$11.03
Maximum offering price per share(a)	$11.58
Class B
Net assets	$1,488,690
Shares outstanding	135,034
Net asset value per share	$11.02
Class C
Net assets	$6,417,038
Shares outstanding	582,084
Net asset value per share	$11.02
Class I
Net assets	$68,253,918
Shares outstanding	6,191,027
Net asset value per share	$11.02
Class R5
Net assets	$1,430,571
Shares outstanding	129,948
Net asset value per share	$11.01
Class W
Net assets	$12,166,668
Shares outstanding	1,104,312
Net asset value per share	$11.02
Class Z
Net assets	$194,296,843
Shares outstanding	17,623,736
Net asset value per share	$11.02

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia U.S. Treasury Index Fund

Statement of Operations

Year Ended April 30, 2014

Net investment income
Income:
Dividends — affiliated issuers	$817
Interest	5,328,155
Total income	5,328,972
Expenses:
Investment management fees	315,583
Distribution and/or service fees
Class A	64,096
Class B	17,575
Class C	76,119
Class W	50,099
Administration fees	946,749
Compensation of board members	26,140
Other	638
Total expenses	1,496,999
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(657,944)
Fees waived by Distributor — Class C	(11,418)
Expense reductions	(1,500)
Total net expenses	826,137
Net investment income	4,502,835
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(1,223,653)
Net realized loss	(1,223,653)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,085,898)
Net change in unrealized appreciation (depreciation)	(10,085,898)
Net realized and unrealized loss	(11,309,551)
Net decrease in net assets resulting from operations	$(6,806,716)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia U.S. Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2014	Year Ended April 30, 2013(a)(b)
Operations
Net investment income	$4,502,835	$5,334,771
Net realized gain (loss)	(1,223,653)	8,349,708
Net change in unrealized appreciation (depreciation)	(10,085,898)	(4,436,046)
Net increase (decrease) in net assets resulting from operations	(6,806,716)	9,248,433
Distributions to shareholders
Net investment income
Class A	(333,673)	(450,163)
Class B	(9,781)	(9,733)
Class C	(53,673)	(58,753)
Class I	(855,897)	(1,209,465)
Class R5	(16,622)	(15)
Class W	(255,575)	(181,755)
Class Z	(3,193,686)	(3,279,988)
Net realized gains
Class A	(257,886)	(1,430,431)
Class B	(18,327)	(78,182)
Class C	(78,423)	(332,285)
Class I	(587,116)	(3,114,383)
Class R5	(21,912)	(29)
Class W	(148,597)	(353,950)
Class Z	(2,175,967)	(6,874,241)
Total distributions to shareholders	(8,007,135)	(17,373,373)
Increase (decrease) in net assets from capital stock activity	(31,190,969)	(60,029,268)
Total decrease in net assets	(46,004,820)	(68,154,208)
Net assets at beginning of year	352,221,777	420,375,985
Net assets at end of year	$306,216,957	$352,221,777
Undistributed (excess of distributions over) net investment income	$(83,149)	$84,709

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia U.S. Treasury Index Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2014		Year Ended April 30, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	3,089,364	34,469,246	3,077,815	36,242,825
Distributions reinvested	47,396	523,674	138,066	1,606,026
Redemptions	(3,568,295)	(39,553,756)	(4,412,358)	(51,348,149)
Net decrease	(431,535)	(4,560,836)	(1,196,477)	(13,499,298)
Class B shares
Subscriptions	877	9,660	3,356	39,207
Distributions reinvested	1,533	16,886	4,611	53,620
Redemptions(c)	(54,986)	(610,402)	(84,690)	(984,814)
Net decrease	(52,576)	(583,856)	(76,723)	(891,987)
Class C shares
Subscriptions	67,813	752,416	178,307	2,086,582
Distributions reinvested	11,673	128,643	31,299	363,785
Redemptions	(374,983)	(4,184,965)	(322,802)	(3,737,826)
Net decrease	(295,497)	(3,303,906)	(113,196)	(1,287,459)
Class I shares
Subscriptions	1,806,924	19,904,153	6,609,188	77,298,675
Distributions reinvested	130,700	1,442,939	369,314	4,293,816
Redemptions	(516,420)	(5,734,581)	(9,969,808)	(115,772,087)
Net increase (decrease)	1,421,204	15,612,511	(2,991,306)	(34,179,596)
Class R5 shares
Subscriptions	236,269	2,612,661	214	2,503
Distributions reinvested	3,498	38,414	—	—
Redemptions	(110,033)	(1,209,299)	—	—
Net increase	129,734	1,441,776	214	2,503
Class W shares
Subscriptions	325,889	3,635,261	3,028,239	35,099,009
Distributions reinvested	36,538	404,116	46,425	535,613
Redemptions	(1,791,262)	(19,964,892)	(541,517)	(6,198,078)
Net increase (decrease)	(1,428,835)	(15,925,515)	2,533,147	29,436,544
Class Z shares
Subscriptions	3,960,069	43,966,964	7,165,709	83,606,335
Distributions reinvested	335,254	3,701,838	491,477	5,707,459
Redemptions	(6,431,875)	(71,539,945)	(11,057,539)	(128,923,769)
Net decrease	(2,136,552)	(23,871,143)	(3,400,353)	(39,609,975)
Total net decrease	(2,794,057)	(31,190,969)	(5,244,694)	(60,029,268)

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to April 30, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia U.S. Treasury Index Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,						Year Ended March 31,
Class A	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.52		$11.74		$11.59		$11.03		$11.12		$11.64
Income from investment operations:
Net investment income	0.14		0.13		0.01		0.18		0.23		0.27
Net realized and unrealized gain (loss)	(0.36)		0.11		0.15		0.70		0.22		(0.45)
Total from investment operations	(0.22)		0.24		0.16		0.88		0.45		(0.18)
Less distributions to shareholders:
Net investment income	(0.15)		(0.13)		(0.01)		(0.19)		(0.27)		(0.34)
Net realized gains	(0.12)		(0.33)		—		(0.13)		(0.27)		(0.00	)(b)
Total distributions to shareholders	(0.27)		(0.46)		(0.01)		(0.32)		(0.54)		(0.34)
Net asset value, end of period	$11.03		$11.52		$11.74		$11.59		$11.03		$11.12
Total return	(1.92%)		2.06%		1.40%		8.01%		4.04%		(1.53%)
Ratios to average net assets(c)
Total gross expenses	0.66%		0.66%		0.66	%(d)	0.66	%(e)	0.66	%(e)	0.66	%(e)
Total net expenses(f)	0.45	%(g)	0.45	%(g)	0.45	%(d)	0.45	%(e)(g)	0.45	%(e)	0.48	%(e)
Net investment income	1.24%		1.15%		1.30	%(d)	1.55%		2.04%		2.44%
Supplemental data
Net assets, end of period (in thousands)	$22,163		$28,129		$42,700		$43,818		$41,739		$47,105
Portfolio turnover	76%		99%		7%		106%		142%		118%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia U.S. Treasury Index Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class B	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.52		$11.74		$11.59		$11.03		$11.12		$11.64
Income from investment operations:
Net investment income	0.05		0.05		0.01		0.10		0.15		0.19
Net realized and unrealized gain (loss)	(0.37)		0.10		0.14		0.69		0.22		(0.45)
Total from investment operations	(0.32)		0.15		0.15		0.79		0.37		(0.26)
Less distributions to shareholders:
Net investment income	(0.06)		(0.04)		(0.00	)(b)	(0.10)		(0.19)		(0.26)
Net realized gains	(0.12)		(0.33)		—		(0.13)		(0.27)		(0.00	)(b)
Total distributions to shareholders	(0.18)		(0.37)		(0.00	)(b)	(0.23)		(0.46)		(0.26)
Net asset value, end of period	$11.02		$11.52		$11.74		$11.59		$11.03		$11.12
Total return	(2.74%)		1.30%		1.34%		7.21%		3.27%		(2.26%)
Ratios to average net assets(c)
Total gross expenses	1.41%		1.40%		1.41	%(d)	1.41	%(e)	1.41	%(e)	1.41	%(e)
Total net expenses(f)	1.20	%(g)	1.20	%(g)	1.20	%(d)	1.20	%(e)(g)	1.20	%(e)	1.23	%(e)
Net investment income	0.49%		0.40%		0.55	%(d)	0.83%		1.29%		1.69%
Supplemental data
Net assets, end of period (in thousands)	$1,489		$2,162		$3,102		$3,143		$4,053		$5,810
Portfolio turnover	76%		99%		7%		106%		142%		118%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia U.S. Treasury Index Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class C	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.52		$11.74		$11.59		$11.03		$11.12		$11.64
Income from investment operations:
Net investment income	0.07		0.06		0.01		0.11		0.16		0.21
Net realized and unrealized gain (loss)	(0.37)		0.11		0.15		0.70		0.23		(0.46)
Total from investment operations	(0.30)		0.17		0.16		0.81		0.39		(0.25)
Less distributions to shareholders:
Net investment income	(0.08)		(0.06)		(0.01)		(0.12)		(0.21)		(0.27)
Net realized gains	(0.12)		(0.33)		—		(0.13)		(0.27)		(0.00	)(b)
Total distributions to shareholders	(0.20)		(0.39)		(0.01)		(0.25)		(0.48)		(0.27)
Net asset value, end of period	$11.02		$11.52		$11.74		$11.59		$11.03		$11.12
Total return	(2.59%)		1.45%		1.35%		7.37%		3.42%		(2.12%)
Ratios to average net assets(c)
Total gross expenses	1.41%		1.41%		1.41	%(d)	1.41	%(e)	1.41	%(e)	1.41	%(e)
Total net expenses(f)	1.05	%(g)	1.05	%(g)	1.05	%(d)	1.05	%(e)(g)	1.05	%(e)	1.08	%(e)
Net investment income	0.64%		0.55%		0.70	%(d)	0.98%		1.44%		1.83%
Supplemental data
Net assets, end of period (in thousands)	$6,417		$10,111		$11,628		$12,172		$13,142		$19,568
Portfolio turnover	76%		99%		7%		106%		142%		118%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia U.S. Treasury Index Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class I	2014	2013	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$11.52	$11.74	$11.59		$11.03		$11.76
Income from investment operations:
Net investment income	0.17	0.16	0.02		0.21		0.11
Net realized and unrealized gain (loss)	(0.38)	0.11	0.14		0.70		(0.43)
Total from investment operations	(0.21)	0.27	0.16		0.91		(0.32)
Less distributions to shareholders:
Net investment income	(0.17)	(0.16)	(0.01)		(0.22)		(0.15)
Net realized gains	(0.12)	(0.33)	—		(0.13)		(0.26)
Total distributions to shareholders	(0.29)	(0.49)	(0.01)		(0.35)		(0.41)
Net asset value, end of period	$11.02	$11.52	$11.74		$11.59		$11.03
Total return	(1.76%)	2.31%	1.42%		8.29%		(2.78%)
Ratios to average net assets(c)
Total gross expenses	0.41%	0.41%	0.41	%(d)	0.41	%(e)	0.41	%(d)(e)
Total net expenses(f)	0.20%	0.20%	0.20	%(d)	0.20	%(e)	0.20	%(d)(e)
Net investment income	1.49%	1.39%	1.55	%(d)	1.81%		1.96	%(d)
Supplemental data
Net assets, end of period (in thousands)	$68,254	$54,959	$91,092		$84,899		$123,074
Portfolio turnover	76%	99%	7%		106%		142%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia U.S. Treasury Index Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$11.51	$11.68
Income from investment operations:
Net investment income	0.17	0.08
Net realized and unrealized loss	(0.38)	(0.04	)(b)
Total from investment operations	(0.21)	0.04
Less distributions to shareholders:
Net investment income	(0.17)	(0.08)
Net realized gains	(0.12)	(0.13)
Total distributions to shareholders	(0.29)	(0.21)
Net asset value, end of period	$11.01	$11.51
Total return	(1.76%)	0.31%
Ratios to average net assets(c)
Total gross expenses	0.41%	0.45	%(d)
Total net expenses(e)	0.20%	0.20	%(d)
Net investment income	1.52%	1.41	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,431	$2
Portfolio turnover	76%	99%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia U.S. Treasury Index Fund

Financial Highlights (continued)

	Year Ended April 30,
Class W	2014		2013(a)
Per share data
Net asset value, beginning of period	$11.52		$11.90
Income from investment operations:
Net investment income	0.14		0.11
Net realized and unrealized loss	(0.37)		(0.05	)(b)
Total from investment operations	(0.23)		0.06
Less distributions to shareholders:
Net investment income	(0.15)		(0.11)
Net realized gains	(0.12)		(0.33)
Total distributions to shareholders	(0.27)		(0.44)
Net asset value, end of period	$11.02		$11.52
Total return	(2.00%)		0.52%
Ratios to average net assets(c)
Total gross expenses	0.66%		0.65	%(d)
Total net expenses(e)	0.45	%(f)	0.45	%(d)
Net investment income	1.24%		1.10	%(d)
Supplemental data
Net assets, end of period (in thousands)	$12,167		$29,171
Portfolio turnover	76%		99%

Notes to Financial Highlights

(a)  For the period from June 18, 2012 (commencement of operations) to April 30, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia U.S. Treasury Index Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class Z	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.52		$11.74		$11.59		$11.03		$11.11		$11.64
Income from investment operations:
Net investment income	0.17		0.16		0.02		0.21		0.26		0.30
Net realized and unrealized gain (loss)	(0.38)		0.11		0.14		0.70		0.23		(0.46)
Total from investment operations	(0.21)		0.27		0.16		0.91		0.49		(0.16)
Less distributions to shareholders:
Net investment income	(0.17)		(0.16)		(0.01)		(0.22)		(0.30)		(0.37)
Net realized gains	(0.12)		(0.33)		—		(0.13)		(0.27)		(0.00	)(b)
Total distributions to shareholders	(0.29)		(0.49)		(0.01)		(0.35)		(0.57)		(0.37)
Net asset value, end of period	$11.02		$11.52		$11.74		$11.59		$11.03		$11.11
Total return	(1.76%)		2.31%		1.42%		8.28%		4.40%		(1.38%)
Ratios to average net assets(c)
Total gross expenses	0.41%		0.41%		0.41	%(d)	0.41	%(e)	0.41	%(e)	0.41	%(e)
Total net expenses(f)	0.20	%(g)	0.20	%(g)	0.20	%(d)	0.20	%(e)(g)	0.20	%(e)	0.23	%(e)
Net investment income	1.49%		1.40%		1.55	%(d)	1.82%		2.29%		2.64%
Supplemental data
Net assets, end of period (in thousands)	$194,297		$227,687		$271,853		$267,044		$241,078		$301,978
Portfolio turnover	76%		99%		7%		106%		142%		118%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia U.S. Treasury Index Fund

Notes to Financial Statements

April 30, 2014

Note 1. Organization

Columbia U.S. Treasury Index Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2014
21

Columbia U.S. Treasury Index Fund

Notes to Financial Statements (continued)

April 30, 2014

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.30% of the Fund's average daily net assets.

The Investment Manager, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and plan administration fees and any extraordinary non-recurring expenses that may arise, including litigation.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Annual Report 2014
22

Columbia U.S. Treasury Index Fund

Notes to Financial Statements (continued)

April 30, 2014

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The transfer agent fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2014, these minimum account balance fees reduced total expenses by $1,500.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $19,687 for Class A, $3,125 for Class B and $1,041 for Class C shares for the year ended April 30, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2014
Class A	0.45%
Class B	1.20
Class C	1.20
Class I	0.20
Class R5	0.20
Class W	0.45
Class Z	0.20

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C

Annual Report 2014
23

Columbia U.S. Treasury Index Fund

Notes to Financial Statements (continued)

April 30, 2014

distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$48,214
Accumulated net realized loss	(48,213)
Paid-in capital	(1)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2014	2013
Ordinary income	$5,158,008	$10,166,584
Long-term capital gains	2,849,127	7,206,789
Total	$8,007,135	$17,373,373

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$396,636
Capital loss carryforwards	(723,342)
Net unrealized appreciation	$5,412,839

At April 30, 2014, the cost of investments for federal income tax purposes was $299,317,747 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$6,157,136
Unrealized depreciation	(744,297)
Net unrealized appreciation	$5,412,839

The following capital loss carryforwards, determined at April 30, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	723,342

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $240,801,487 and $274,748,336, respectively, for the year ended April 30, 2014, of which $240,801,487 and $274,748,336, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At April 30, 2014, one unaffiliated shareholder of record owned 17.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 41.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is

Annual Report 2014
24

Columbia U.S. Treasury Index Fund

Notes to Financial Statements (continued)

April 30, 2014

a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended April 30, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
25

Columbia U.S. Treasury Index Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia U.S. Treasury Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Treasury Index Fund (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2014

Annual Report 2014
26

Columbia U.S. Treasury Index Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 54; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 54; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 54; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 54; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 54; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 54; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 54; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 54; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2014
27

Columbia U.S. Treasury Index Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 54; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 54; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 186; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
28

Columbia U.S. Treasury Index Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

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Columbia U.S. Treasury Index Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
33

Columbia U.S. Treasury Index Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN237_04_D01_(06/14)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$120,500	$127,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2013 also includes Audit Fees for the review and provision of consent in connection with filing Form N-1A for fund mergers and for a new share class.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$2,000	$4,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. In fiscal year 2013, Audit-Related Fees consist of agreed-upon procedures related to fund mergers.

During the fiscal years ended April 30, 2014 and April 30, 2013, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$27,200	$44,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2014 and April 30, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$325,000	$118,200

In fiscal year 2014, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  In fiscal year 2013, All Other Fees consist of fees billed for an internal control examination of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the

Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$354,200	$166,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	June 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	June 20, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 20, 2014